As filed with the Securities and Exchange
                         Commission on October 31, 2005

                                                             File Nos. 333-85164
                                                                       811-21064

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                        Post-Effective Amendment No. 5                    |X|

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                                 Amendment No. 7                          |X|

               AllianceBernstein Global Research Growth Fund, Inc.
              1345 Avenue of the Americas, New York, New York 10105
                                 (800) 221-5672

                                 MARK R. MANLEY
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

                          Copies of Communications to:
                              Patricia A. Poglinco
                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b)
     [X]  on November 1, 2005 pursuant to paragraph (b)
     [_]  60 days after filing pursuant to paragraph (a)(1)
     [_]  on (date) pursuant to paragraph (a)(1)
     [_]  75 days after filing pursuant to paragraph (a)(2)
     [_]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant's Prospectuses dated November 1, 2004 relating to Class A, Class B, Class C, Class R and Advisor Class shares and dated March 1, 2005 (as amended May 16, 2005) relating to Class A, Class R, Class K and Class I shares are incorporated by reference hereby.

[LOGO] AllianceBernstein(R)
     Investment Research and Management

                                                  ALLIANCEBERNSTEIN GROWTH FUNDS
                                        -AllianceBernstein Large Cap Growth Fund
                                                  -AllianceBernstein Growth Fund
                                          -AllianceBernstein Mid-Cap Growth Fund
                                   -AllianceBernstein Small Cap Growth Portfolio
                                       -AllianceBernstein Global Technology Fund
                                      -AllianceBernstein Global Health Care Fund
                                  -AllianceBernstein Global Research Growth Fund
--------------------------------------------------------------------------------
Supplement dated November 1, 2005 to the Prospectus dated November 1, 2004 of the AllianceBernstein Growth Funds that offers Class A, Class B, Class C and Advisor Class shares of AllianceBernstein Large Cap Growth Fund, AllianceBernstein Growth Fund, AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund and AllianceBernstein Global Research Growth Fund (the "Funds") and Class R shares of AllianceBernstein Large Cap Growth Fund, AllianceBernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund.

The performance information for each Fund under the headings "Performance Table" and "Bar Chart" in the "Risk/Return Summary" is replaced with the following:

AllianceBernstein Large Cap Growth Fund
---------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                 1 Year**            5 Years**           10 Years**
                                                 --------            ---------           ----------
Class A***          Return Before Taxes           3.58%               -12.13%               9.33%
                    Return After Taxes on
                    Distributions                 3.58%               -12.43%               8.26%
                    Return After Taxes on
                    Distributions and Sale of
                    Fund Shares                   2.33%                -9.83%               7.91%
Class B             Return Before Taxes           3.41%               -12.02%               9.20%
Class C             Return Before Taxes           6.39%               -12.00%               9.05%
Class R             Return Before Taxes           7.95%               -11.55%               9.58%
Advisor Class       Return Before Taxes           8.49%               -11.10%              10.16%
Russell 1000        (reflects no deduction
Growth Index        for fees, expenses, or
                    taxes)                        6.30%                -9.29%               9.59%
-----------------
*    Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   Inception Dates for Class R shares: 11/3/03 and for Advisor Class shares:
     10/1/96. Performance information for periods prior to the inception of
     Class R and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Advisor Class shares, respectively.
***  After-tax Returns:
     -Are shown for Class A shares only and will vary for Class B, Class C,
     Class R and Advisor Class shares because these Classes have different expense ratios; -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 7.07%.


The following table was depicted as a bar chart in the printed material.


46.87   24.14   32.67   49.31   28.98  -19.87  -23.92   -32.38    22.71    8.19
 95      96      97       98     99       00     01       02        03      04

Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.05%, 4th quarter, 1998; and Worst Quarter was down -19.84%, 3rd quarter, 2001.

AllianceBernstein Growth Fund
-----------------------------

PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                  1 Year              5 Years            10 Years**
                                                  ------              -------            ----------
Class A***          Return Before Taxes           10.15%               -8.18%               7.85%
                    Return After Taxes on
                    Distributions                 10.15%               -8.72%               6.66%
                    Return After Taxes on
                    Distributions and Sale of
                    Fund Shares                    6.59%               -6.90%               6.52%
Class B             Return Before Taxes           10.17%               -8.07%               7.70%
Class C             Return Before Taxes           13.25%               -8.04%               7.56%
Advisor Class       Return Before Taxes           15.42%               -7.10%               8.65%
Russell 3000        (reflects no deduction
Growth Index        for fees, expenses, or
                    taxes)                         6.93%               -8.87%               9.30%

-----------------
*    Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   Inception Date for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.
***  After-tax Returns:
     -Are shown for Class A shares only and will vary for Class B, Class C and
     Advisor Class shares because these Classes have different expense ratios;
     -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 5.78%.


The following table was depicted as a bar chart in the printed material.


29.49   23.20   27.09   28.17   25.59   -18.47   -24.49   -28.63   34.88   15.03
 95      96      97       98      99      00       01       02      03      04

Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 28.86%, 4th quarter, 1998; and Worst Quarter was down -23.60%, 1st quarter, 2001.

AllianceBernstein Mid-Cap Growth Fund
-------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                  1 Year              5 Years            10 Years**
                                                  ------              -------            ----------
Class A***          Return Before Taxes           14.21%               -2.56%              9.45%
                    Return After Taxes on
                    Distributions                 14.21%               -2.86%              6.99%
                    Return After Taxes on
                    Distributions and Sale of
                    Fund Shares                    9.24%               -2.33%              6.89%
Class B             Return Before Taxes           14.22%               -2.57%              9.18%
Class C             Return Before Taxes           17.26%               -2.57%              8.97%
Advisor Class       Return Before Taxes           19.53%               -1.50%             10.17%
Russell Mid-Cap     (reflects no deduction
Growth Index        for fees, expenses, or
                    taxes)                        15.48%               -3.36%             11.23%

-----------------
*    Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   Inception Date for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.
***  After-tax Returns:
     -Are shown for Class A shares only and will vary for Class B, Class C and
     Advisor Class shares because these Classes have different expense ratios;
     -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 0.46%.


The following table was depicted as a bar chart in the printed material.


34.84   17.54   36.01   -2.72   33.90   -15.88   -18.08   -32.72   65.96   19.23
  95      96      97      98      99      00        01      02      03       04

Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.41%, 4th quarter, 1999; and Worst Quarter was down -25.52%, 3rd quarter, 2001.

AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                  1 Year              5 Years            10 Years**
                                                  ------              -------            ----------
Class A***          Return Before Taxes           9.10%                -2.55%               8.08%
                    Return After Taxes on
                    Distributions                 9.10%                -3.32%               6.07%
                    Return After Taxes on
                    Distributions and Sale of
                    Fund Shares                   5.92%                -2.61%               5.85%
Class B             Return Before Taxes           9.04%                -2.48%               7.88%
Class C             Return Before Taxes          12.13%                -2.45%               7.72%
Advisor Class       Return Before Taxes          14.25%                -1.38%               8.87%
Russell 2000        (reflects no deduction
Growth Index        for fees, expenses, or
                    taxes)                       14.31%                -3.57%               7.12%

-----------------
*    Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   Inception Date for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.
***  After-tax Returns:
     -Are shown for Class A shares only and will vary for Class B, Class C and
     Advisor Class shares because these Classes have different expense ratios;
     -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 1.33%.


The following table was depicted as a bar chart in the printed material.


47.64   32.62   17.24   -4.57   12.96   -7.61   -13.64   -31.84   -48.09   13.95
  95      96      97      98      99      00      01       02       03       04

Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 25.05%, 4th quarter, 2001; and Worst Quarter was down -28.79%, 3rd quarter, 2001.

AllianceBernstein Global Technology Fund
----------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                        1 Year**            5 Years**           10 Years**
                                                        --------            ---------           ----------
Class A***                 Return Before Taxes           0.47%               -14.62%               8.75%
                           Return After Taxes on
                           Distributions                 0.47%               -14.84%               8.08%
                           Return After Taxes on
                           Distributions and Sale of
                           Fund Shares                   0.31%               -11.71%               7.56%
Class B                    Return Before Taxes           0.13%               -14.53%               8.59%
Class C                    Return Before Taxes           3.19%               -14.51%               8.43%
Class R                    Return Before Taxes           4.75%               -14.01%               9.01%
Advisor Class              Return Before Taxes           5.29%               -13.62%               9.55%
MSCI World                 (reflects no deduction
Information                for fees, expenses, or
Technology Index (Net)+    taxes)                        2.48%               -17.47%              10.35%
MSCI World Index           (reflects no deduction
(Net)+                     for fees, expenses, or
                           taxes)                       14.72%                -2.45%               8.09%

-----------------
*    Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   Inception Dates for Class R shares: 11/3/03 and for Advisor Class shares:
     10/1/96. Performance information for periods prior to the inception of
     Class R and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Advisor Class shares, respectively.
***  After-tax Returns:
     -Are shown for Class A shares only and will vary for Class B, Class C,
     Class R and Advisor Class shares because these Classes have different expense ratios; -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
+    The MSCI World Information Technology Index (Net) and MSCI World Index
     (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 0.60%.


The following table was depicted as a bar chart in the printed material.


45.80   19.41  4.54   63.14   71.78   -24.62   -25.88   -42.95   41.67   4.93
  95     96     97     98      99       00        01      02      03      04

Calendar Year End

AllianceBernstein Global Health Care Fund
-----------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                                                   Since
                                                 1 Year           5 Years         Inception**
                                                 ------           -------       -------------
Class A***          Return Before Taxes           1.73%            1.99%              2.42%
                    Return After Taxes on
                    Distributions                 1.72%            1.94%              2.37%
                    Return After Taxes on
                    Distributions and Sale of
                    Fund Shares                   1.12%            1.67%              2.05%
Class B             Return Before Taxes           1.49%            2.13%              2.49%
Class C             Return Before Taxes           4.49%            2.13%              2.50%
Advisor Class       Return Before Taxes           6.53%            3.37%              3.72%


MSCI World          (reflects no deduction
Healthcare Index    for fees, expenses, or
(Net)+              taxes)                        6.00%            2.68%              1.85%
MSCI World Index    (reflects no deduction
(Net)+              for fees, expenses, or
                    taxes)                       14.72%           -2.45%              0.41%
-----------------
*    Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   Inception Date for all Classes is 8/27/99.
***  After-tax Returns:
     -Are shown for Class A shares only and will vary for Class B, Class C and
     Advisor Class shares because these Classes have different expense ratios;
     -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
+    The MSCI World Healthcare Index (Net) and MSCI World Index (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 11.88%.


The following table was depicted as a bar chart in the printed material.


n/a   n/a   n/a   n/a   n/a   31.44   -17.56   -17.24   21.05   6.22
95    96    97    98    99     00       01       02      03      04

Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.76%, 2nd quarter, 2000; and Worst Quarter was down -19.20%, 1st quarter, 2001.

AllianceBernstein Global Research Growth Fund
---------------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                                      Since
                                                  1 Year**          Inception**
                                                  --------          -----------
Class A***          Return Before Taxes           7.50%                17.12%
                    Return After Taxes on
                    Distributions                 7.39%                16.36%
                    Return After Taxes on
                    Distributions and Sale of
                    Fund Shares                   5.00%                14.43%
Class B             Return Before Taxes           7.42%                17.71%
Class C             Return Before Taxes          10.42%                18.35%
Class R             Return Before Taxes          12.00%                18.95%
Advisor Class       Return Before Taxes          12.55%                19.55%
MSCI World Index    (reflects no deduction
(Net)+              for fees, expenses, or
                    taxes)                       14.72%                20.20%

-----------------
*    Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   Inception Dates for Class A, B, C, and Advisor Class shares: 7/22/02 and for Class R shares: 9/1/04. Performance information for periods prior to the inception of Class R shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares.
***  After-tax Returns:
     -Are shown for Class A shares only and will vary for Class B, Class C,
     Class R and Advisor Class shares because these Classes have different expense ratios; -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
+    The MSCI World Index (Net) reflects the reinvestment of dividends net of
     non-U.S. withholding taxes.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 11.33%.


The following table was depicted as a bar chart in the printed material.


n/a   n/a   n/a   n/a   n/a   n/a   n/a   n/a   34.28   12.25
95    96    97    98    99    00    01    02     03       04

Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 14.56%, 2nd quarter, 2003; and Worst Quarter was down -2.56%, 1st quarter, 2003.

The operating expenses and examples for each Fund under the heading "Fees and Expenses of the Funds - Annual Fund Operating Expenses and Examples" are replaced with the following:

AllianceBernstein Large Cap Growth Fund
---------------------------------------

                                                                   Operating Expenses
                                                                   ------------------
                                                                                                        Advisor
                                          Class A          Class B         Class C         Class R      Class
                                          -------          -------         -------         -------      -----

Management Fees                            .70%             .70%            .70%            .70%         .70%
Distribution and/or service (12b-1)
fees                                       .30%            1.00%           1.00%            .50%         None
Other expenses
     Transfer agent                        .44%             .49%            .46%            .26%(a)      .44%
     Other expenses                        .06%             .06%            .06%            .05%         .06%
Total other expenses                       .50%             .55%            .52%            .31%         .50%
                                         ------           ------          ------          ------       ------
Total fund operating expenses             1.50%            2.25%           2.22%           1.51%        1.20%
                                          =====            =====           =====           =====        =====

                                                                  Examples
                                                                  --------
                                                                                                      Advisor
                     Class A       Class B+      Class B++     Class C+     Class C++     Class R     Class
                     -------       --------      ---------     --------     ---------     -------     --------
After 1 year        $   571       $   628       $   228       $   325      $   225       $   154         $   122
After 3 years       $   879       $   903       $   703       $   694      $   694       $   477         $   381
After 5 years       $ 1,209       $ 1,205       $ 1,205       $ 1,190      $ 1,190       $   824         $   660
After 10 years      $ 2,139       $ 2,396       $ 2,396       $ 2,554      $ 2,554       $ 1,802         $ 1,455

AllianceBernstein Growth Fund
-----------------------------

                                                            Operating Expenses
                                                            ------------------
                                                                                        Advisor
                                          Class A          Class B         Class C      Class
                                          -------          -------         -------      -----
Management Fees                            .75%             .75%           .75%             .75%
Distribution and/or service (12b-1)
fees                                       .30%            1.00%          1.00%            None
Other expenses
     Transfer agent                        .38%             .43%           .39%             .38%
     Other expenses                        .06%             .06%           .06%             .06%
Total other expenses                       .44%             .49%           .45%             .44%
                                         ------           ------         ------           ------
Total fund operating expenses             1.49%            2.24%          2.20%            1.19%
                                          =====            =====          =====            =====

                                                                   Examples
                                                                   --------
                                                                                                      Advisor
                          Class A         Class B+       Class B++       Class C+       Class C++     Class
                          -------         --------       ---------       --------       ---------     -----
After 1 year            $   570         $   627        $   227         $   323         $   223         $   121
After 3 years           $   876         $   900        $   700         $   688         $   688         $   378
After 5 years           $ 1,204         $ 1,200        $ 1,200         $ 1,180         $ 1,180         $   654
After 10 years          $ 2,129         $ 2,386        $ 2,386         $ 2,534         $ 2,534         $ 1,443

AllianceBernstein Mid-Cap Growth Fund
-------------------------------------

                                                              Operating Expenses
                                                              ------------------
                                                                                        Advisor
                                          Class A          Class B         Class C      Class
                                          -------          -------         -------      -----
Management Fees                            .71%              .71%           .71%           .71%
Distribution and/or service (12b-1)
fees                                       .22%             1.00%          1.00%           None
Other expenses
     Transfer agent                        .21%              .25%           .23%           .21%
     Other expenses                        .11%              .11%           .11%           .12%
Total other expenses                       .32%              .36%           .34%           .33%
                                         ------            ------         ------         ------
Total fund operating expenses             1.25%             2.07%          2.05%          1.04%
                                          =====             =====          =====          =====

                                                                 Examples
                                                                 --------
                                                                                                      Advisor
                          Class A         Class B+       Class B++       Class C+       Class C++     Class
                          -------         --------       ---------       --------       ---------     -----
After 1 year            $   547         $   610        $   210         $   308         $   208         $   106
After 3 years           $   805         $   849        $   649         $   643         $   643         $   331
After 5 years           $ 1,082         $ 1,114        $ 1,114         $ 1,103         $ 1,103         $   574
After 10 years          $ 1,872         $ 2,190        $ 2,190         $ 2,379         $ 2,379         $ 1,271

AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------

                                                              Operating Expenses
                                                              ------------------
                                                                                         Advisor
                                          Class A          Class B         Class C       Class
                                          -------          -------         -------       -----
Management Fees                            .75%              .75%           .75%           .75%
Distribution and/or service (12b-1)
fees                                       .27%             1.00%          1.00%           None
Other expenses
     Transfer agent                        .38%              .46%           .41%           .38%
     Other expenses                        .20%              .19%           .20%           .21%
Total other expenses                       .58%              .65%           .61%           .59%
                                         ------            ------         ------         ------
Total fund operating expenses             1.60%             2.40%          2.36%          1.34%
                                          =====             =====          =====          =====

                                                                 Examples
                                                                 --------
                                                                                                     Advisor
                          Class A         Class B+       Class B++       Class C+       Class C++    Class
                          -------         --------       ---------       --------       ---------    -----
After 1 year            $   581         $   643         $   243          $   339         $   239      $   136
After 3 years           $   908         $   948         $   748          $   736         $   736      $   425
After 5 years           $ 1,259         $ 1,280         $ 1,280          $ 1,260         $ 1,260      $   734
After 10 years          $ 2,244         $ 2,538         $ 2,538          $ 2,696         $ 2,696      $ 1,613

AllianceBernstein Global Technology Fund
----------------------------------------

                                                                Operating Expenses
                                                                ------------------
                                                                                                         Advisor
                                          Class A          Class B         Class C         Class R       Class
                                          -------          -------         -------         -------        -----
Management Fees                            .73%              .73%           .73%            .73%         .73%
Distribution and/or service (12b-1)
fees                                       .30%             1.00%          1.00%            .50%         None
Other expenses
     Transfer agent                        .53%              .61%           .56%            .26%(a)      .53%
     Other expenses                        .10%              .09%           .10%            .09%         .09%
Total other expenses                       .63%              .70%           .66%            .35%         .62%
                                         ------            ------         ------          ------       ------
Total fund operating expenses             1.66%             2.43%          2.39%           1.58%        1.35%
                                          =====             =====          =====          =====         =====

                                                              Examples
                                                             --------
                                                                                                       Advisor
                      Class A       Class B+      Class B++     Class C+     Class C++     Class R     Class
                      -------       --------      ---------     --------     ---------     -------     -----
After 1 year        $   587       $   646       $   246       $   342      $   242       $   161         $   137
After 3 years       $   926       $   958       $   758       $   745      $   745       $   499         $   428
After 5 years       $ 1,289       $ 1,296       $ 1,296       $ 1,275      $ 1,275       $   860         $   739
After 10 years      $ 2,307       $ 2,576       $ 2,576       $ 2,726      $ 2,726       $ 1,878         $ 1,624

AllianceBernstein Global Health Care Fund
-----------------------------------------

                                                              Operating Expenses
                                                              ------------------
                                                                                         Advisor
                                          Class A          Class B         Class C       Class
                                          -------          -------         -------       -----
Management Fees                            .75%             .75%            .75%          .75%
Distribution and/or service (12b-1)
fees                                       .30%            1.00%           1.00%           None
Other expenses
     Transfer agent                        .40%             .46%            .43%           .40%
     Other expenses                        .35%             .34%            .34%           .35%
Total other expenses                       .75%             .80%            .77%           .75%
                                         ------           ------          ------         ------
Total fund operating expenses             1.80%            2.55%           2.52%          1.50%
                                          =====            =====           =====          =====

                                                                 Examples
                                                                 --------
                                                                                                      Advisor
                          Class A         Class B+       Class B++       Class C+       Class C++     Class
                          -------         --------       ---------       --------       ---------     -----
After 1 year            $   600         $   658        $   258         $   355         $   255         $   153
After 3 years           $   967         $   993        $   793         $   785         $   785         $   474
After 5 years           $ 1,358         $ 1,355        $ 1,355         $ 1,340         $ 1,340         $   818
After 10 years          $ 2,451         $ 2,702        $ 2,702         $ 2,856         $ 2,856         $ 1,791

AllianceBernstein Global Research Growth Fund
---------------------------------------------

                                                                Operating Expenses
                                                                ------------------
                                                                                                       Advisor
                                          Class A          Class B         Class C         Class R     Class
                                          -------          -------         -------         -------     ------
Management Fees                            .75%             .75%            .75%            .75%        .75%
Distribution and/or service (12b-1)
fees                                       .30%            1.00%           1.00%            .50%         None
Other expenses
     Transfer agent                        .13%             .20%            .18%            .26%(a)     .13%
     Other expenses                       1.28%            1.45%           1.31%           1.34%       1.26%
Total other expenses                      1.41%            1.65%           1.49%           1.60%       1.39%
                                          -----            -----           -----           -----       -----
Total fund operating expenses             2.46%            3.40%           3.24%           2.85%       2.14%

Waiver and/or expense                     (.96)%          (1.20)%         (1.04)%         (1.15)%      (.94)%
                                          ------          -------         -------         ------       ------
     reimbursement (b)
Net Expenses                              1.50%            2.20%           2.20%           1.70%       1.20%
                                          =====            =====           =====           =====       =====

                                                                 Examples
                                                                 --------
                                                                                                         Advisor
                            Class A      Class B+     Class B++    Class C+     Class C++     Class R    Class
                            -------      --------     ---------    --------     ---------     -------    -----
After 1 year              $   571       $   623     $   223      $   323      $   223       $   173      $   122
After 3 years(c)          $ 1,071       $ 1,133     $   933      $   901      $   901       $   774      $   579
After 5 years(c)          $ 1,597       $ 1,667     $ 1,667      $ 1,603      $ 1,603       $ 1,402      $ 1,063
After 10 years(c)         $ 3,033       $ 3,391     $ 3,391      $ 3,469      $ 3,469       $ 3,093      $ 2,398

+ Assumes redemption at the end of period and, with respect to shares held for 10 years, conversion of Class B shares to Class A shares after eight years.
++ Assumes no redemption at end of period and, with respect to shares held for 10 years, conversion of Class B shares to Class A shares after eight years.
(a) The transfer agent fee includes an estimated 0.20% administrative services fee for third-party recordkeeping services, which was effective March 1, 2005. For Class R shares of AllianceBernstein Large Cap Growth Fund, AllianceBernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund, which were offered prior to March 1, 2005, the actual administrative services fee for third-party recordkeeping services incurred during the most recently completed fiscal year, as a percentage of average net assets, was 0.20%, 0.23% and 0.16%, respectively.
(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. Certain fees waived or expense borne by Alliance through August 31, 2003 may be reimbursed by the Fund until August 31, 2005. No reimbursement payment will be made that would cause the Funds' total annualized operating expenses to exceed 1.50% for Class A shares, 2.20% for Class B and Class C shares, 1.70% for Class R shares and 1.20% for Advisor Class shares, or cause the total reimbursement payments to exceed the Fund's total initial organizational and offering expenses.
(c) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.

The following hypothetical investment and expense information is added to the Funds' Prospectus at the end of the section "Fees and Expenses of the Funds."

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any fee waiver or expense reimbursement. If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                               AllianceBernstein Large Cap Growth Fund
--------------------------------------------------------------------------------------------

                                                             Hypothetical
                                                               Expenses
                            Hypothetical                       (Current         Hypothetical
            Hypothetical     Performance     Investment         Expense            Ending
Year         Investment       Earnings      After Returns     Ratio=1.50%)       Investment
----         ----------       --------      -------------     ------------       ----------
 1          $10,000.00        $500.00       $10,500.00         $157.50          $10,342.50
 2          $10,342.50        $517.13       $10,859.63         $162.89          $10,696.73
 3          $10,696.73        $534.94       $11,231.57         $168.47          $11,063.09
 4          $11,063.09        $553.15       $11,616.25         $174.24          $11,442.00
 5          $11,442.00        $572.10       $12,014.10         $180.21          $11,833.89
 6          $11,833.89        $591.69       $12,425.59         $186.38          $12,239.20
 7          $12,239.20        $611.96       $12,851.16         $192.77          $12,658.40
 8          $12,658.40        $632.92       $13,291.32         $199.37          $13,091.95
 9          $13,091.95        $654.60       $13,746.54         $206.20          $13,540.35
10          $13,540.35        $677.02       $14,217.36         $213.26          $14,004.10
--------------------------------------------------------------------------------------------
Cumulative                  $5,845.41                        $1,841.30

                                    AllianceBernstein Growth Fund
--------------------------------------------------------------------------------------------
                                                             Hypothetical
                                                               Expenses
                            Hypothetical                       (Current         Hypothetical
            Hypothetical     Performance     Investment         Expense            Ending
Year         Investment       Earnings      After Returns    Ratio=1.49%)        Investment
----         ----------       --------      -------------    ------------        ----------
 1          $10,000.00        $500.00       $10,500.00         $156.45          $10,343.55
 2          $10,343.55        $517.18       $10,860.73         $161.82          $10,698.90
 3          $10,689.90        $534.95       $11,233.85         $167.38          $11,066.46
 4          $11,066.46        $553.32       $11,619.79         $173.13          $11,466.65
 5          $11,446.65        $572.33       $12,018.98         $179.08          $11,839.90
 6          $11,839.90        $592.00       $12,431.90         $185.24          $12,246.66
 7          $12,246.66        $612.33       $12,858.99         $191.60          $12,667.40
 8          $12,667.40        $633.37       $13,300.77         $198.18          $13,102.58
 9          $13,102.58        $655.13       $13,757.71         $204.99          $13,552.72
10          $13,552.72        $677.64       $14,230.36         $212.03          $14,018.33
--------------------------------------------------------------------------------------------
Cumulative                  $5,848.24                        $1,829.91

                               AllianceBernstein Mid-Cap Growth Fund
--------------------------------------------------------------------------------------------
                                                             Hypothetical
                                                               Expenses
                            Hypothetical                       (Current         Hypothetical
            Hypothetical     Performance     Investment         Expense            Ending
Year         Investment       Earnings      After Returns    Ratio=1.25%)        Investment
----         ----------       --------      -------------    ------------        ----------
 1          $10,000.00        $500.00       $10,500.00         $131.25          $10,368.75
 2          $10,368.75        $518.44       $10,887.19         $136.09          $10,751.10
 3          $10,751.10        $537.55       $11,288.65         $141.11          $11,147.54
 4          $11,147.54        $557.38       $11,704.92         $146.31          $11,558.61
 5          $11,558.61        $577.93       $12,136.54         $151.71          $11,984.83
 6          $11,984.83        $599.24       $12,584.08         $157.30          $12,426.77
 7          $12,426.77        $621.34       $13,048.11         $163.10          $12,885.01
 8          $12,885.01        $644.25       $13,529.26         $169.12          $13,360.15
 9          $13,360.15        $668.01       $14,028.15         $175.35          $13,852.80
10          $13,852.80        $692.64       $14,545.44         $181.82          $14,363.62
--------------------------------------------------------------------------------------------
Cumulative                  $5,916.78                        $1,553.15

                           AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------------------------------------------------------
                                                             Hypothetical
                                                               Expenses
                            Hypothetical                       (Current         Hypothetical
            Hypothetical     Performance     Investment         Expense            Ending
Year         Investment       Earnings      After Returns    Ratio=1.60%)        Investment
----         ----------       --------      -------------    ------------        ----------
 1          $10,000.00        $500.00       $10,500.00         $168.00          $10,332.00
 2          $10,332.00        $516.60       $10,848.60         $173.58          $10,675.02
 3          $10,675.02        $533.75       $11,208.77         $179.34          $11,029.43
 4          $11,029.43        $551.47       $11,580.90         $185.29          $11,395.61
 5          $11,395.61        $569.78       $11,965.39         $191.45          $11,773.94
 6          $11,773.94        $588.70       $12,362.64         $197.80          $12,164.84
 7          $12,164.84        $608.24       $12,773.08         $204.37          $12,568.71
 8          $12,568.71        $628.44       $13,197.15         $211.15          $12,985.99
 9          $12,985.99        $649.30       $13,635.29         $218.16          $13,417.13
10          $13,417.13        $670.86       $14,087.98         $225.41          $13,862.58
--------------------------------------------------------------------------------------------
Cumulative                  $5,817.13                        $1,954.56

                             AllianceBernstein Global Technology Fund
--------------------------------------------------------------------------------------------
                                                             Hypothetical
                                                               Expenses
                            Hypothetical                       (Current         Hypothetical
            Hypothetical     Performance     Investment         Expense            Ending
Year         Investment       Earnings      After Returns    Ratio=1.66%)        Investment
----         ----------       --------      -------------    ------------        ----------
 1          $10,000.00        $500.00       $10,500.00         $174.30          $10,325.70
 2          $10,325.70        $518.29       $10,841.99         $179.98          $10,662.01
 3          $10,662.01        $533.10       $11,195.11         $185.84          $11,009.27
 4          $11.009.27        $550.46       $11,559.73         $191.89          $11,367.84
 5          $11,367.84        $568.39       $11,936.23         $198.14          $11,738.09
 6          $11,738.09        $586.90       $12,325.00         $204.59          $12,120.40
 7          $12,120.40        $606.02       $12,726.42         $211.26          $12,515.16
 8          $12,515.16        $625.76       $13,140.92         $218.14          $12,922.78
 9          $12,922.78        $646.14       $13,568.92         $225.24          $13,343.68
10          $13,343.68        $667.18       $14,010.86         $232.58          $13,778.28
--------------------------------------------------------------------------------------------
Cumulative                  $5,800.25                        $2,021.97

                             AllianceBernstein Global Health Care Fund
--------------------------------------------------------------------------------------------
                                                             Hypothetical
                                                               Expenses
                            Hypothetical                       (Current         Hypothetical
            Hypothetical     Performance     Investment         Expense            Ending
Year         Investment       Earnings      After Returns    Ratio=1.80%)        Investment
----         ----------       --------      -------------    ------------        ----------
 1          $10,000.00        $500.00       $10,500.00         $189.00          $10,311.00
 2          $10,311.00        $515.55       $10,826.55         $194.88          $10,631.67
 3          $10,631.67        $531.58       $11,163.26         $200.94          $10,962.32
 4          $10,962.32        $548.12       $11,510.43         $207.19          $11,303.25
 5          $11,303.25        $566.16       $11,868.41         $213.63          $11,654.78
 6          $11,654.78        $582.74       $12,237.51         $220.28          $12,017.24
 7          $12,017.24        $600.86       $12,618.10         $227.13          $12,390.98
 8          $12,390.98        $619.55       $13,010.52         $234.19          $12,776.34
 9          $12,776.34        $638.82       $13,415.15         $241.47          $13,173.68
10          $13,173.68        $658.68       $13,832.36         $248.98          $13,583.38
--------------------------------------------------------------------------------------------
Cumulative                  $5,761.06                        $2,177.68

                           AllianceBernstein Global Research Growth Fund
--------------------------------------------------------------------------------------------
                                                             Hypothetical
                                                               Expenses
                            Hypothetical                       (Current         Hypothetical
            Hypothetical     Performance     Investment         Expense            Ending
Year         Investment       Earnings      After Returns    Ratio=1.50%)        Investment
----         ----------       --------      -------------    ------------        ----------
 1          $10,000.00        $500.00       $10,500.00         $157.50          $10,342.50
 2          $10,342.50        $517.13       $10,859.63         $162.89          $10,896.73
 3          $10,696.73        $534.84       $11,231.57         $168.47          $11,063.09
 4          $11,063.09        $553.15       $11,616.25         $174.24          $11,442.00
 5          $11,442.00        $572.10       $12,014.10         $180.21          $11,833.89
 6          $11,833.89        $591.69       $12,425.59         $186.38          $12,239.20
 7          $12,239.20        $611.96       $12,851.16         $192.77          $12,658.40
 8          $12,658.40        $632.92       $13,291.32         $199.37          $13,091.95
 9          $13,091.95        $654.60       $13,746.54         $206.20          $13,540.35
10          $13,540.35        $677.02       $14,217.36         $213.26          $14,004.10
--------------------------------------------------------------------------------------------
Cumulative                  $5,845.41                        $1,841.30

The following information replaces the advisory fee information in the second paragraph in the Funds' Prospectus under the heading "Management of the Funds - Investment Adviser."

                                              Fee as a percentage of                      Fiscal
Fund                                          average daily net assets*                 Year Ending
----                                          -------------------------                 -----------

AllianceBernstein Large Cap
    Growth Fund                                        .70%                               7/31/05
AllianceBernstein Growth
    Fund                                               .75%                               7/31/05
AllianceBernstein Mid-Cap Growth
    Fund                                               .71%                               7/31/05
AllianceBernstein Small Cap
    Growth Portfolio                                   .75%                               7/31/05
AllianceBernstein Global
    Technology Fund                                    .73%                               7/31/05
AllianceBernstein Global Health
    Care Fund                                          .75%                               6/30/05
AllianceBernstein Global Research
    Growth Fund                                          0%                               6/30/05

--------------------------------------------------------------------------------------------------
*    Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

The following information is added to the Funds' Prospectus after the advisory fee information in the second paragraph under the heading "Management of the Funds - Investment Adviser."

Except for AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund, a discussion regarding the basis for the Board of Directors' approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ending shown in the table above. With respect to AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund, this discussion is available in the Fund's Statement of Additional Information.

The following information replaces the information in the Funds' Prospectus under the heading "Management of the Funds - Portfolio Managers."

PORTFOLIO MANAGERS

The day-to-day management of and investment decisions for the AllianceBernstein Large Cap Growth Fund's portfolio are made by the Adviser's Large Cap Growth Investment Team. The Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including stock selection for the Fund, Mr. Thomas G. Kamp, a member of the Adviser's Large Cap Growth Investment Team, is primarily responsible for day-to-day management of the Fund's portfolio (since 2003). Mr. Kamp is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, with which he has been associated in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Growth Fund's portfolio are made by Mr. Alan Levi, Senior Vice President of ACMC. Mr. Levi is a member of the Adviser's MultiCap Growth Team that collaborates actively on the management of the Adviser's MultiCap portfolios. In addition, Mr. Levi relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Levi has been responsible for the Fund's investments since 2000, and has been with the firm in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Mid-Cap Growth Fund's portfolio are made by Ms. Catherine Wood, Senior Vice President of ACMC. Ms. Wood has been responsible for the Fund's investments since 2002, and has been with the firm for four years. Prior thereto, Ms. Wood was a general partner and portfolio manager with Tupelo Capital Management. Ms. Wood relies on the fundamental analysis and research of the Adviser's large internal research staff.

The management of and investment decisions for the AllianceBernstein Small Cap Growth Portfolio's portfolio are made by Alliance's team of Small Cap Growth research sector heads (the "Small Cap Growth Investment Team"). The Small Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Small Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the AllianceBernstein Small Cap Growth Portfolio, the length of time that each person has been responsible for the Fund, and each person's principal occupation during the past five years:

                                            Principal Occupation During the Past Five (5) Years
Employee; Year; Title
-------------------------------------------------------------------------------------------------
Bruce K. Aronow; since 1999;                Senior Vice President of ACMC with which he has been
Senior Vice President of ACMC               associated in a substantially similar capacity to his
                                            current position since prior to 2000.
Kumar Kirpalani; since 2004;                Vice President of ACMC with which he has been
Vice President of ACMC                      associated in a substantially similar capacity to his
                                            current position since prior to 2000.
Samantha Lau; since 2004;                   Vice President of ACMC with which she has been
Vice President of ACMC                      associated in a substantially similar capacity to her
                                            current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Global Technology Fund's portfolio are made by Ms. Janet Walsh, Senior Vice President of ACMC. Ms. Walsh is a member of the Adviser's Global Technology Research Team that collaborates actively on the management of the Adviser's technology portfolios. In addition, Ms. Walsh relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Ms. Walsh has been responsible for the Fund's investments since 2003, and has been with the firm in a substantially similar capacity to her current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Global Health Care Fund's portfolio are made by Mr. Norman Fidel, Senior Vice President of ACMC. Mr. Fidel is a member of the Adviser's Global Heath Care Research Team that collaborates actively on the management of the Adviser's health care portfolios. In addition, Mr. Fidel relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Fidel has been responsible for the Fund's investments since the Fund's inception, and has been with the firm in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management and investment decisions for the AllianceBernstein Global Research Growth Fund are made by the Adviser's Global Research Growth research sector heads, with oversight by the Adviser's Global Research Growth Portfolio Oversight Group.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a research sector head for that sector. The research sector heads rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts in the U.S. and abroad.

Alliance's Global Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector.

The following table lists the research sector heads with the responsibility for the day-to-day management of the AllianceBernstein Global Research Growth Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                                             Principal Occupation During the Past Five (5) Years
Employee; Year; Title
---------------------------------------------------------------------------------------------------------------------
Norman M. Fidel; since inception;                            Senior Vice President of ACMC with which he has been
Senior Vice President of ACMC                                associated in a substantially similar capacity to his
                                                             current position since prior to 2000.
Jane E. Schneirov; since inception;                          Senior Vice President of ACMC with which she has been
Senior Vice President of ACMC                                associated in a substantially similar capacity to her
                                                             current position since prior to 2000.
Gina M. Griffin; since inception;                            Senior Vice President of ACMC with which she has been
Senior Vice President of ACMC                                associated in a substantially similar capacity to her
                                                             current position since prior to 2000.
Janet A. Walsh; since inception;                             Senior Vice President of ACMC with which she has been
Senior Vice President of ACMC                                associated in a substantially similar capacity to her
                                                             current position since prior to 2000.
Thomas A. Schmitt; since inception; Senior Vice              Senior Vice President of ACMC with which he has been
President of ACMC                                            associated in a substantially similar capacity to his
                                                             current position since prior to 2000.
Francis X. Suozzo; since inception; Senior Vice President    Senior Vice President of ACMC  with which he has been
of ACMC                                                      associated in a substantially similar capacity to his
                                                             current position since prior to 2000.

The Funds' SAIs have more detailed information about Alliance and other Fund service providers.

The following information replaces the second paragraph in the Funds' Prospectus under the heading "Management of the Funds - Performance of Similarly Managed Accounts."

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which the Large Cap Growth Team has managed the Historical Portfolios. As of June 30, 2005, the assets in the Historical Portfolios totaled approximately $17,920.4 million from 143 accounts. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The following information replaces the eighth paragraph and the "Average Annual Total Returns" in the Funds' Prospectus under the heading "Management of the Funds - Performance of Similarly Managed Accounts."

The average annual total returns presented below are based upon the cumulative total return as of June 30, 2005 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS

                          Large Cap          Large Cap
                         Growth Fund        Growth Fund
                         (Class A at       (Class A with        Historical           S&P 500          Russell 1000(R)
                            NAV)            Sales Load)         Portfolios            Index           Growth Index
                            ----            -----------         ----------            -----           ------------
One year                    3.84%              -0.55%              4.23%               6.32%              1.68%
Three years                 4.39%               2.88%              5.64%               8.28%              7.26%
Five years                -12.13%             -12.89%             -8.86%              -2.37%            -10.36%
Ten years                   6.87%               6.41%              9.67%               9.94%              7.40%

The following information replaces the second paragraph in the Funds' Prospectus under the heading "Management of the Funds - Performance of a Similarly Managed Portfolio."

Set forth below is performance data provided by Alliance relating to the Historical Portfolio for the period since its inception. As of December 31, 2004, the assets in the Historical Portfolio totaled approximately $2 billion.

The following information replaces the "Schedule of Investment Performance - Historical Portfolio," the sixth paragraph and the "Average Annual Total Returns" in the Funds' Prospectus under the heading "Management of the Funds - Performance of a Similarly Managed Portfolio."

SCHEDULE OF INVESTMENT PERFORMANCE --
HISTORICAL PORTFOLIO*

                                                                                                MSCI
                                                       Historical Portfolio                  World Index
                                                         Total Return**                     Total Return***
                                                         --------------                     ---------------
Year Ended December 31:
2004                                                        12.89%                            15.25%
2003                                                        32.95%                            33.76%
2002                                                       (18.69)%                          (19.54)%
2001                                                       (14.44)%                          (16.52)%
2000                                                        (0.13)%                          (12.92)%
1999                                                        44.57%                            25.34%
1998                                                        26.15%                            24.80%
1997                                                         8.67%                            16.23%
1996                                                        14.43%                            14.00%
1995                                                        42.85%                            21.32%
1994                                                         5.43%                             5.58%
1993                                                        19.47%                            23.13%
1992                                                         9.43%                            (4.66)%
Cumulative total return for the period
     October 25, 1991 (inception of the
     Historical Portfolio) to December 31,
     2004                                                   398.30%                          188.51%
-----------------------------------------------------------------------------------------------------------
*    Total return is for the Historical Portfolio's Class AX shares. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions.
     The basis of preparation of this data is described in the preceding discussion.
**   Net of all fees charged on the Class AX shares.
***  Since Inception cumulative Index returns are from October 31, 1991.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 2004 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS
                                                Historical                     MSCI World
                                                Portfolio+                        Index
                                                ----------                        -----
One Year                                          12.89%                         15.25%
Three Years                                        6.87%                          7.44%
Five Years                                         0.84%                         -2.05%
Ten Years                                         12.95%                          8.53%
Since October 25, 1991
     (inception of the Historical
     Portfolio)                                   12.96%                          8.38%++
-------------------------------------------------------------------------------------------
+ Historical Portfolio returns are of the Class AX shares and are net of all fees.
++ Since inception average annual total returns are from October 31, 1991.

The second sentence in the Funds' Prospectus under the heading "General Information" should be replaced with the following:

The Funds reserve the right to close small accounts that fall below a certain dollar amount.

The following information replaces the "Financial Highlights" table in the Funds' Prospectus.

                                                 Income from Investment Operations            Less Dividends and Distributions
                                                 ----------------------------------           --------------------------------

                                                              Net Gains
                                                              or Losses
                                                               on
                                                              Investments                            Distributions          Distri-
                                   Net Asset    Net           (both                     Dividends    in Excess              butions
                                   Value,       Investment    realized     Total from   from Net     of Net       Tax       from
                                   Beginning    Income        and          Investment   Investment   Investment   Return of Capital
Fiscal Year or Period              of Period    (Loss)(a)     unrealized)  Operations   Income       Income       Capital   Gains
---------------------              ---------    ---------     -----------  ----------   ----------   ----------   --------   -----

AllianceBernstein Large Cap
Growth Fund
Class A
Year ended 7/31/05.............  $16.28       $(.14)(b)      $3.01          $2.87        $0.00          $0.00       $0.00    $0.00
Year ended 7/31/04.............   15.58        (.15)(f)        .85            .70         0.00           0.00        0.00     0.00
12/1/02 to 7/31/03+............   15.07        (.10)           .61            .51         0.00           0.00        0.00     0.00
Year ended 11/30/02............   20.24        (.19)         (4.98)         (5.17)        0.00           0.00        0.00     0.00
Year ended 11/30/01............   29.51        (.19)         (6.43)         (6.62)        0.00           0.00        0.00    (2.38)
Year ended 11/30/00............   35.82        (.26)         (3.69)         (3.95)        0.00           0.00        0.00    (2.36)

Class B
Year ended 7/31/05.............  $14.80       $(.25)(b)      $2.73          $2.48        $0.00          $0.00       $0.00    $0.00
Year ended 7/31/04.............   14.27        (.25)(f)        .78            .53         0.00           0.00        0.00     0.00
12/1/02 to 7/31/03+............   13.88        (.16)           .55            .39         0.00           0.00        0.00     0.00
Year ended 11/30/02............   18.78        (.29)         (4.61)         (4.90)        0.00           0.00        0.00     0.00
Year ended 11/30/01............   27.76        (.35)         (5.98)         (6.33)        0.00           0.00        0.00    (2.38)
Year ended 11/30/00............   34.05        (.48)         (3.45)         (3.93)        0.00           0.00        0.00    (2.36)

Class C
Year ended 7/31/05.............  $14.83       $(.24)(b)      $2.74          $2.50        $0.00          $0.00       $0.00    $0.00
Year ended 7/31/04.............   14.30        (.25)(f)        .78            .53         0.00           0.00        0.00     0.00
12/1/02 to 7/31/03+............   13.90        (.16)           .56            .40         0.00           0.00        0.00     0.00
Year ended 11/30/02............   18.81        (.29)         (4.62)         (4.91)        0.00           0.00        0.00     0.00
Year ended 11/30/01............   27.80        (.35)         (5.99)         (6.34)        0.00           0.00        0.00    (2.38)
Year ended
11/30/00.......................   34.09        (.48)         (3.45)         (3.93)        0.00           0.00        0.00    (2.36)

Advisor Class
Year ended 7/31/05.............  $16.74       $(.09)(b)      $3.11          $3.02        $0.00          $0.00       $0.00    $0.00
Year ended 7/31/04.............   15.97        (.10)(f)        .87            .77         0.00           0.00        0.00     0.00
12/1/02 to 7/31/03+............   15.42        (.08)           .63            .55         0.00           0.00        0.00     0.00
Year ended 11/30/02............   20.65        (.14)         (5.09)         (5.23)        0.00           0.00        0.00     0.00
Year ended 11/30/01............   29.99        (.14)         (6.55)         (6.69)        0.00           0.00        0.00    (2.38)
Year ended
11/30/00.......................   36.25        (.14)         (3.76)         (3.90)        0.00           0.00        0.00    (2.36)

Class R
Year ended 7/31/05.............  $16.25       $(.17)(b)      $3.02          $2.85        $0.00          $0.00       $0.00    $0.00
11/03/03+++ to 7/31/04.........   16.59        (.20)(f)       (.14)          (.34)        0.00           0.00        0.00     0.00

                         Less Distributions                                                     Ratios/Supplemental Data
                         ------------------                                                     ------------------------

                                          Total                                 Net Assets,    Ratio of     Ratio of Net   Port-
                          Distributions   Dividends      Net Asset              End of         Expenses to  Income (Loss)  folio
                          in Excess of    and            Value, End   Total     Period (000's  Average Net  to Average Net Turnover
Fiscal Year or Period     Capital Gains   Distributions  of Period    Return (c omitted)        Assets      Assets         Rate
---------------------     -------------   -------------  ---------    --------- --------        ------      ------         ----
Class A
Year ended 7/31/05........   $0.00           $0.00       $19.15        17.63%     $1,348,678       1.50%(d)    (.82)%(b)     56%
Year ended 7/31/04........    0.00            0.00        16.28         4.49       1,550,292       1.58(d)     (.90)(f)      61
12/1/02 to 7/31/03+.......    0.00            0.00        15.58         3.38       1,757,243       1.89*      (1.08)*        60
Year ended 11/30/02.......    0.00            0.00        15.07       (25.54)      2,098,623       1.73       (1.09)         93
Year ended 11/30/01.......    (.27)          (2.65)       20.24       (24.90)      3,556,040       1.53        (.83)        135
Year ended 11/30/00.......    0.00           (2.36)       29.51       (11.91)      4,817,131       1.44        (.71)        125

Class B
Year ended 7/31/05........   $0.00           $0.00       $17.28        16.76%     $1,559,369       2.25%(d)   (1.57)%(b)     56%
Year ended 7/31/04........    0.00            0.00        14.80         3.71       1,871,308       2.34(d)    (1.66)(f)      61
12/1/02 to 7/31/03+.......    0.00            0.00        14.27         2.81       2,670,330       2.65*      (1.84)*        60
Year ended 11/30/02.......    0.00            0.00        13.88       (26.09)      3,080,955       2.47       (1.84)         93
Year ended 11/30/01.......    (.27)          (2.65)       18.78       (25.48)      5,774,836       2.25       (1.59)        135
Year ended 11/30/00.......    0.00           (2.36)       27.76       (12.51)      8,797,132       2.13       (1.40)        125

Class C
Year ended 7/31/05........   $0.00           $0.00       $17.33        16.86%       $536,804       2.22%(d)   (1.53)%(b)     56%
Year ended 7/31/04........    0.00            0.00        14.83         3.71         666,851       2.31(d)    (1.62)(f)      61
12/1/02 to 7/31/03+.......    0.00            0.00        14.30         2.88         943,029       2.62*      (1.81)*        60
Year ended 11/30/02.......    0.00            0.00        13.90       (26.10)      1,116,314       2.45       (1.81)         93
Year ended 11/30/01.......    (.27)          (2.65)       18.81       (25.48)      2,173,671       2.26       (1.59)        135
Year ended 11/30/00.......    0.00           (2.36)       27.80       (12.49)      3,361,307       2.13       (1.40)        125

Advisor Class
Year ended 7/31/05........   $0.00           $0.00       $19.76        18.04%     $1,040,894       1.20%(d)    (.53)%(b)     56%
Year ended 7/31/04........    0.00            0.00        16.74         4.82         761,895       1.28(d)     (.60)(f)      61
12/1/02 to 7/31/03+.......    0.00            0.00        15.97         3.57         793,162       1.60*       (.78)*        60
Year ended 11/30/02.......    0.00            0.00        15.42       (25.33)        590,508       1.45        (.79)         93
Year ended 11/30/01.......    (.27)          (2.65)       20.65       (24.72)        510,603       1.25        (.59)        135
Year ended 11/30/00.......    0.00           (2.36)       29.99       (11.61)        523,315       1.11        (.38)        125

Class R
Year ended 7/31/05........   $0.00           $0.00       $19.10        17.54%           $107       1.59%(d)    (.90)%(b)     56%
11/03/03+++ to 7/31/04....    0.00            0.00        16.25        (2.05)             10       1.70*(d)   (1.08)*(f)     61

                                             Income from Investment Operations              Less Dividends and Distributions
                                             --------------------------------               --------------------------------
                                                            Net Gains
                                                            or Losses
                                                            on
                                                            Investments                            Distributions          Distribu-
                                   Net Asset    Net         (both                     Dividends    in Excess              tions
                                   Value,       Investment  realized      Total from  from Net     of Net       Tax       from
                                   Beginning    Income      and           Investment  Investment   Investment   Return of Capital
Fiscal Year or Period              of Period    (Loss)(a)   unrealized)   Operations  Income       Income       Capital   Gains
---------------------              ---------    ---------   -----------   ----------  ------       ------       -------   -----
AllianceBernstein Growth Fund
Class A
Year ended 7/31/05.............    $29.05     $(.32)         $6.94          $6.62         $0.00      $0.00        $0.00      $0.00
Year ended 7/31/04.............     26.18      (.31)(f)       3.18           2.87          0.00       0.00         0.00       0.00
11/1/02 to 7/31/03+............     22.56      (.21)          3.83           3.62          0.00       0.00         0.00       0.00
Year ended 10/31/02............     27.40      (.28)         (4.56)         (4.84)         0.00       0.00         0.00       0.00
Year ended 10/31/01............     52.42      (.22)        (19.10)        (19.32)         0.00       0.00         0.00      (5.70)
Year ended 10/31/00............     56.32      (.17)          3.71           3.54          0.00       0.00         0.00      (7.44)

Class B
Year ended 7/31/05.............    $20.31     $(.39)         $4.82          $4.43         $0.00      $0.00        $0.00      $0.00
Year ended 7/31/04.............     18.44      (.37)(f)       2.24           1.87          0.00       0.00         0.00       0.00
11/1/02 to 7/31/03+............     15.98      (.23)          2.69           2.46          0.00       0.00         0.00       0.00
Year ended 10/31/02............     19.56      (.34)         (3.24)         (3.58)         0.00       0.00         0.00       0.00
Year ended 10/31/01............     39.49      (.34)        (13.89)        (14.23)         0.00       0.00         0.00      (5.70)
Year ended 10/31/00............     44.40      (.43)          2.96           2.53          0.00       0.00         0.00      (7.44)

Class C
Year ended 7/31/05.............    $20.35     $(.38)         $4.83          $4.45         $0.00      $0.00        $0.00      $0.00
Year ended 7/31/04.............     18.47      (.37)(f)       2.25           1.88          0.00       0.00         0.00       0.00
11/1/02 to 7/31/03+............     16.00      (.23)          2.70           2.47          0.00       0.00         0.00       0.00
Year ended 10/31/02............     19.58      (.33)         (3.25)         (3.58)         0.00       0.00         0.00       0.00
Year ended 10/31/01............     39.52      (.34)        (13.90)        (14.24)         0.00       0.00         0.00      (5.70)
Year ended
10/31/00.......................     44.42      (.43)          2.97           2.54          0.00       0.00         0.00      (7.44)

Advisor Class
Year ended 7/31/05.............    $29.85     $(.23)         $7.14          $6.91         $0.00      $0.00        $0.00      $0.00
Year ended 7/31/04.............     26.81      (.23)(f)       3.27           3.04          0.00       0.00         0.00       0.00
11/1/02 to 7/31/03+............     23.05      (.16)          3.92           3.76          0.00       0.00         0.00       0.00
Year ended 10/31/02............     27.92      (.20)         (4.67)         (4.87)         0.00       0.00         0.00       0.00
Year ended 10/31/01............     53.17      (.11)        (19.44)        (19.55)         0.00       0.00         0.00      (5.70)
Year ended
10/31/00.......................     56.88      (.02)          3.75           3.73          0.00       0.00         0.00      (7.44)

                       Less Distributions                                                      Ratios/Supplemental Data
                       ------------------                                                     -------------------------

                                       Total                                  Net Assets,    Ratio of     Ratio of Net
                       Distributions   Dividends      Net Asset               End of         Expenses to  Income (Loss)   Portfolio
                       in Excess of    and            Value, End   Total      Period (000's  Average Net  to Average Net  Turnover
Fiscal Year or Period  Capital Gains   Distributions  of Period    Return (c) omitted)       Assets       Assets          Rate
---------------------  -------------   -------------  ---------    ---------- --------       ------       ------          ----
Class A
Year ended 7/31/05.....  $0.00         $0.00         $35.67        22.79%      $1,081,725     1.49%       (1.02)%          41%
Year ended 7/31/04.....   0.00          0.00          29.05        10.96          951,903     1.51(d)     (1.05)(f)        53
11/1/02 to 7/31/03+....   0.00          0.00          26.18        16.05          835,657     1.66*       (1.18)*          29
Year ended 10/31/02....   0.00          0.00          22.56       (17.66)         715,438     1.49        (1.04)           41
Year ended 10/31/01....   0.00         (5.70)         27.40       (40.50)         874,604     1.28         (.61)          115
Year ended 10/31/00....   0.00         (7.44)         52.42         5.96        1,656,689     1.14         (.30)           58

Class B
Year ended 7/31/05.....  $0.00         $0.00         $24.74        21.81%        $570,462     2.24%       (1.77)%          41%
Year ended 7/31/04.....   0.00          0.00          20.31        10.14          735,526     2.26(d)     (1.80)(f)        53
11/1/02 to 7/31/03+....   0.00          0.00          18.44        15.39          999,620     2.41*       (1.94)*          29
Year ended 10/31/02....   0.00          0.00          15.98       (18.30)       1,131,628     2.22        (1.77)           41
Year ended 10/31/01....   0.00         (5.70)         19.56       (40.93)       2,233,260     2.00        (1.31)          115
Year ended 10/31/00....   0.00         (7.44)         39.49         5.18        5,042,755     1.86        (1.02)           58

Class C
Year ended 7/31/05.....  $0.00         $0.00         $24.80        21.87%        $200,381     2.20%       (1.73)%          41%
Year ended 7/31/04.....   0.00          0.00          20.35        10.18          212,679     2.22(d)     (1.77)(f)        53
11/1/02 to 7/31/03+....   0.00          0.00          18.47        15.44          236,358     2.38*       (1.90)*          29
Year ended 10/31/02....   0.00          0.00          16.00       (18.28)         239,940     2.19        (1.74)           41
Year ended 10/31/01....   0.00         (5.70)         19.58       (40.92)         419,382     1.98        (1.29)          115
Year ended 10/31/00....   0.00         (7.44)         39.52         5.20          959,043     1.85        (1.02)           58

Advisor Class
Year ended 7/31/05.....  $0.00         $0.00         $36.76        23.15%         $36,167     1.19%        (.72)%          41%
Year ended 7/31/04.....   0.00          0.00          29.85        11.34           26,422     1.21(d)      (.75)(f)        53
11/1/02 to 7/31/03+....   0.00          0.00          26.81        16.31           16,994     1.36*        (.87)*          29
Year ended 10/31/02....   0.00          0.00          23.05       (17.44)          10,433     1.18         (.73)           41
Year ended 10/31/01....   0.00         (5.70)         27.92       (40.34)          19,087      .98         (.30)          115
Year ended 10/31/00....   0.00         (7.44)         53.17         6.27           38,278      .83          .03            58



                                             Income from Investment Operations               Less Dividends and Distributions
                                             ---------------------------------              ----------------------------------

                                                           Net Gains
                                                           or Losses
                                                           on
                                                           Investments                              Distributions         Distribu-
                              Net Asset      Net           (both                       Dividends    in Excess             tions
                              Value,         Investment    realized      Total from    from Net     of Net      Tax       from
                              Beginning      Income        and           Investment    Investment   Investment  Return of Capital
Fiscal Year or Period         of Period      (Loss)(a)     unrealized)   Operations    Income       Income      Capital   Gains
---------------------         ---------      ---------     -----------   ----------    ------       ------      -------   -----
AllianceBernstein Mid-Cap
Growth Fund
Class A
Year ended 7/31/05........... $5.38         $(.05)         $1.12          $1.07         $0.00         $0.00      $0.00    $0.00
Year ended 7/31/04...........  4.46          (.06)(f)        .98            .92          0.00          0.00       0.00     0.00
12/1/02 to 7/31/03+..........  3.70          (.03)           .79            .76          0.00          0.00       0.00     0.00
Year ended 11/30/02..........  4.79          (.04)         (1.05)         (1.09)         0.00          0.00       0.00     0.00
Year ended 11/30/01..........  5.83          (.04)          (.71)          (.75)         0.00          0.00       0.00     (.29)
Year ended 11/30/00..........  7.55          (.04)         (1.04)         (1.08)         0.00          0.00       0.00     (.64)

Class B
Year ended 7/31/05........... $4.63         $(.09)          $.97           $.88         $0.00         $0.00      $0.00    $0.00
Year ended 7/31/04...........  3.87          (.09)(f)        .85            .76          0.00          0.00       0.00     0.00
12/1/02 to 7/31/03+..........  3.23          (.03)           .67            .64          0.00          0.00       0.00     0.00
Year ended 11/30/02..........  4.22          (.07)          (.92)          (.99)         0.00          0.00       0.00     0.00
Year ended 11/30/01..........  5.21          (.07)          (.63)          (.70)         0.00          0.00       0.00     (.29)
Year ended 11/30/00..........  6.87          (.09)          (.93)         (1.02)         0.00          0.00       0.00     (.64)

Class C
Year ended 7/31/05........... $4.62         $(.08)          $.96           $.88         $0.00         $0.00      $0.00    $0.00
Year ended 7/31/04...........  3.87          (.09)(f)        .84            .75          0.00          0.00       0.00     0.00
12/1/02 to 7/31/03+..........  3.22          (.03)           .68            .65          0.00          0.00       0.00     0.00
Year ended 11/30/02..........  4.21          (.06)          (.93)          (.99)         0.00          0.00       0.00     0.00
Year ended 11/30/01..........  5.20          (.07)          (.63)          (.70)         0.00          0.00       0.00     (.29)
Year ended
11/30/00..................     6.86          (.09)          (.93)         (1.02)         0.00          0.00       0.00     (.64)

Advisor Class
Year ended 7/31/05........... $5.45         $(.04)         $1.15          $1.11         $0.00         $0.00      $0.00    $0.00
Year ended 7/31/04...........  4.52          (.05)(f)        .98            .93          0.00          0.00       0.00     0.00
12/1/02 to 7/31/03+..........  3.74          0.00            .78            .78          0.00          0.00       0.00     0.00
Year ended 11/30/02..........  4.83          (.03)         (1.06)         (1.09)         0.00          0.00       0.00     0.00
Year ended 11/30/01..........  5.86          (.03)          (.71)          (.74)         0.00          0.00       0.00     (.29)
Year ended
11/30/00...................    7.58          (.02)         (1.06)         (1.08)         0.00          0.00       0.00     (.64)

                          Less  Distributions                                                       Ratios/Supplemental Data
                          -------------------                                                      ------------------------

                                         Total                                 Net Assets,   Ratio of     Ratio of Net     Port-
                          Distributions  Dividends     Net Asset               End of        Expenses to  Income (Loss)    folio
                          in Excess of   and           Value, End  Total       Period (000's Average Net  to Average Net   Turnover
Fiscal Year or Period     Capital Gains  Distributions of Period   Return (c)  omitted)      Assets       Assets            Rate
---------------------     -------------  -----------------------   ----------  --------      ------       ------            ----
Class A
Year ended 7/31/05.......... $0.00         $0.00          $6.45      19.89%    $653,612       1.25%          (.88)%          88%
Year ended 7/31/04..........  0.00          0.00           5.38      20.63      610,854       1.25(d)       (1.06)(f)       135
12/1/02 to 7/31/03+.........  0.00          0.00           4.46      20.54      540,843       1.45*         (1.11)*          75
Year ended 11/30/02.........  0.00          0.00           3.70     (22.76)     469,570       1.34          (1.03)          183
Year ended 11/30/01.........  0.00          (.29)          4.79     (13.64)     686,445       1.22           (.69)          226
Year ended 11/30/00.........  0.00          (.64)          5.83     (15.73)     856,956       1.04           (.55)           86

Class B
Year ended 7/31/05.......... $0.00         $0.00          $5.51      19.01%     $70,236       2.07%         (1.71)%          88%
Year ended 7/31/04..........  0.00          0.00           4.63      19.64       74,567       2.09(d)       (1.90)(f)       135
12/1/02 to 7/31/03+.........  0.00          0.00           3.87      19.81       53,461       2.32*         (1.98)*          75
Year ended 11/30/02.........  0.00          0.00           3.23     (23.46)      41,096       2.20          (1.89)          183
Year ended 11/30/01.........  0.00          (.29)          4.22     (14.34)      61,816       2.08          (1.54)          226
Year ended 11/30/00.........  0.00          (.64)          5.21     (16.48)      81,569       1.87          (1.39)           86

Class C
Year ended 7/31/05.......... $0.00         $0.00          $5.50      19.05%     $24,098       2.05%         (1.68)%          88%
Year ended 7/31/04..........  0.00          0.00           4.62      19.38       26,017       2.06(d)       (1.87)(f)       135
12/1/02 to 7/31/03+.........  0.00          0.00           3.87      20.19       14,415       2.27*         (1.94)*          75
Year ended 11/30/02.........  0.00          0.00           3.22     (23.52)      10,860       2.16          (1.85)          183
Year ended 11/30/01.........  0.00          (.29)          4.21     (14.37)      15,391       2.04          (1.51)          226
Year ended 11/30/00.........  0.00          (.64)          5.20     (16.51)      20,068       1.86          (1.34)           86

Advisor Class
Year ended 7/31/05.......... $0.00         $0.00          $6.56      20.37%     $68,495       1.04%          (.64)%          88%
Year ended 7/31/04..........  0.00          0.00           5.45      20.58       44,440       1.04(d)        (.85)(f)       135
12/1/02 to 7/31/03+.........  0.00          0.00           4.52      20.86       21,251       1.23*          (.89)*          75
Year ended 11/30/02.........  0.00          0.00           3.74     (22.57)      13,092       1.08           (.81)          183
Year ended 11/30/01.........  0.00          (.29)          4.83     (13.39)     131,032       1.08           (.64)          226
Year ended 11/30/00.........  0.00          (.64)          5.86     (15.66)       8,304        .83           (.35)           86

                                           Income from Investment Operations              Less Dividends and Distributions
                                           ---------------------------------              --------------------------------

                                                           Net Gains
                                                           or Losses
                                                           on
                                                           Investments                              Distributions           Distri-
                              Net Asset      Net           (both                       Dividends    in Excess               butions
                              Value,         Investment    realized      Total from    from Net     of Net       Tax        from
                              Beginning      Income        and           Investment    Investment   Investment   Return of  Capital
Fiscal Year or Period         of Period      (Loss)(a)     unrealized)   Operations    Income       Income       Capital    Gains
---------------------         ---------      ---------     -----------   ----------    ------       ------       -------     -----
AllianceBernstein Small Cap
Growth Portfolio
Class A
Year ended 7/31/05.............  $19.70       $(.30)(b)      $4.45          $4.15         $0.00         $0.00    $0.00       $0.00
Year ended 7/31/04.............   17.30        (.33)(f)       2.73           2.40          0.00          0.00     0.00        0.00
10/1/02 to 7/31/03+............   13.34        (.24)          4.20           3.96          0.00          0.00     0.00        0.00
Year ended 9/30/02.............   16.25        (.30)         (2.61)         (2.91)         0.00          0.00     0.00        0.00
Year ended 9/30/01.............   30.76        (.35)        (11.46)        (11.81)         0.00          0.00     0.00        (.72)
Year ended 9/30/00.............   23.84        (.38)          7.30           6.92          0.00          0.00     0.00        0.00

Class B
Year ended 7/31/05.............  $16.72       $(.39)(b)      $3.75          $3.36         $0.00         $0.00    $0.00       $0.00
Year ended 7/31/04.............   14.80        (.42)(f)       2.34           1.92          0.00          0.00     0.00        0.00
10/1/02 to 7/31/03+............   11.49        (.28)          3.59           3.31          0.00          0.00     0.00        0.00
Year ended 9/30/02.............   14.11        (.39)         (2.23)         (2.62)         0.00          0.00     0.00        0.00
Year ended 9/30/01.............   27.30        (.45)        (10.04)        (10.49)         0.00          0.00     0.00        (.72)
Year ended 9/301/00............   21.32        (.52)          6.50           5.98          0.00          0.00     0.00        0.00

Class C
Year ended 7/31/05.............  $16.75       $(.39)(b)      $3.77          $3.38         $0.00         $0.00    $0.00       $0.00
Year ended 7/31/04.............   14.82        (.42)(f)       2.35           1.93          0.00          0.00     0.00        0.00
10/1/02 to 7/31/03+............   11.50        (.28)          3.60           3.32          0.00          0.00     0.00        0.00
Year ended 9/30/02.............   14.13        (.39)         (2.24)         (2.63)         0.00          0.00     0.00        0.00
Year ended 9/30/01.............   27.32        (.45)        (10.04)        (10.49)         0.00          0.00     0.00        (.72)
Year ended
9/30/00.......................    21.34        (.52)          6.50           5.98          0.00          0.00     0.00        0.00

Advisor Class
Year ended 7/31/05.............  $20.19       $(.25)(b)      $4.57          $4.32         $0.00         $0.00    $0.00       $0.00
Year ended 7/31/04.............   17.68        (.29)(f)       2.80           2.51          0.00          0.00     0.00        0.00
10/1/02 to 7/31/03+............   13.60        (.21)          4.29           4.08          0.00          0.00     0.00        0.00
Year ended 9/30/02.............   16.52        (.28)         (2.64)         (2.92)         0.00          0.00     0.00        0.00
Year ended 9/30/01.............   31.07        (.29)        (11.56)        (11.85)         0.00          0.00     0.00        (.72)
Year ended 9/30/00..............  24.01        (.30)          7.36           7.06          0.00          0.00     0.00        0.00

                           Less  Distributions                                                    Ratios/Supplemental Data
                           -------------------                                                    ------------------------

                                         Total                                 Net Assets,    Ratio of     Ratio of Net
                           Distributions Dividends      Net Asset              End of         Expenses to  Income (Loss)  Portfolio
                           in Excess of  and            Value, End  Total      Period (000's  Average Net  to Average Net Turnover
Fiscal Year or Period      Capital Gains Distributions  of Period   Return (c) omitted)       Assets       Assets         Rate
---------------------      ------------- -------------  ---------   ---------- --------        ------       ------        ----
Class A
Year ended 7/31/05.........   $0.00        $0.00         $23.85       21.07%   $207,873       1.60%(d)       (1.37)%(b)       82%
Year ended 7/31/04.........    0.00         0.00          19.70       13.87     185,906       1.85(d)        (1.67)(f)        94
10/1/02 to 7/31/03+........    0.00         0.00          17.30       29.69     184,378       2.32*          (1.95)*          94
Year ended 9/30/02.........    0.00         0.00          13.34      (17.91)    156,340       1.92           (1.71)           98
Year ended 9/30/01.........   (1.98)       (2.70)         16.25      (41.42)    232,456       1.79           (1.58)          109
Year ended 9/30/00.........    0.00         0.00          30.76       29.03     458,008       1.68(e)        (1.39)          160

Class B
Year ended 7/31/05.........   $0.00        $0.00         $20.08       20.10%   $121,348       2.40%(d)       (2.17)%(b)       82%
Year ended 7/31/04.........    0.00         0.00          16.72       12.97     152,031       2.65(d)        (2.47)(f)        94
10/1/02 to 7/31/03+........    0.00         0.00          14.80       28.81     168,554       3.14*          (2.78)*          94
Year ended 9/30/02.........    0.00         0.00          11.49      (18.57)    159,791       2.72           (2.50)           98
Year ended 9/30/01.........   (1.98)       (2.70)         14.11      (41.88)    257,161       2.57           (2.36)          109
Year ended 9/30/00.........    0.00         0.00          27.30       28.05     546,302       2.44(e)        (2.16)          160

Class C
Year ended 7/31/05.........   $0.00        $0.00         $20.13       20.18%    $32,895       2.36%(d)       (2.12)%(b)       82%
Year ended 7/31/04.........    0.00         0.00          16.75       13.02      35,410       2.61(d)        (2.43)(f)        94
10/1/02 to 7/31/03+........    0.00         0.00          14.82       28.87      39,434       3.10*          (2.73)*          94
Year ended 9/30/02.........    0.00         0.00          11.50      (18.61)     37,256       2.71           (2.49)           98
Year ended 9/30/01.........   (1.98)       (2.70)         14.13      (41.85)     60,925       2.56           (2.35)          109
Year ended 9/30/00.........    0.00         0.00          27.32       28.02     137,242       2.43(e)        (2.12)          160

Advisor Class
Year ended 7/31/05.........   $0.00        $0.00         $24.51       21.40%    $15,342       1.34%(d)       (1.11)%(b)       82%
Year ended 7/31/04.........    0.00         0.00          20.19       14.20       7,921       1.59(d)        (1.41)(f)        94
10/1/02 to 7/31/03+........    0.00         0.00          17.68       30.00       9,016       2.05*          (1.69)*          94
Year ended 9/30/02.........    0.00         0.00          13.60      (17.68)      8,916       1.60           (1.41)           98
Year ended 9/30/01.........   (1.98)       (2.70)         16.52      (41.11)     68,730       1.52           (1.31)          109
Year ended 9/30/00.........    0.00         0.00          31.07       29.40     135,414       1.39(e)        (1.08)          160

                                               Income from Investment Operations            Less Dividends and Distributions
                                               ---------------------------------            --------------------------------

                                                            Net Gains
                                                            or Losses
                                                            on
                                                            Investments                              Distributions         Distri-
                               Net Asset      Net           (both                       Dividends    in Excess             butions
                               Value,         Investment    realized      Total from    from Net     of Net      Tax       from
                               Beginning      Income        and           Investment    Investment   Investment  Return of Capital
Fiscal Year or Period          of Period      (Loss)(a)     unrealized)   Operations    Income       Income      Capital   Gains
---------------------          ---------      ---------     -----------   ----------    ------       ------      -------   -----
AllianceBernstein Global
Technology Fund
Class A
Year ended 7/31/05.............   $49.14       $(.34)(b)      $7.76          $7.42       $0.00       $0.00         $0.00      $0.00
Year ended 7/31/04.............    47.44        (.72)(f)       2.42           1.70        0.00        0.00          0.00       0.00
12/1/02 to 7/31/03+............    43.48        (.54)          4.50           3.96        0.00        0.00          0.00       0.00
Year ended 11/30/02............    67.05        (.87)        (22.70)        (23.57)       0.00        0.00          0.00       0.00
Year ended 11/30/01............    95.32        (.82)        (21.17)        (21.99)       0.00        0.00          0.00      (5.86)
Year ended 11/30/00............   111.46       (1.35)        (10.75)        (12.10)       0.00        0.00          0.00      (4.04)

Class B
Year ended 7/31/05.............   $44.71       $(.68)(b)      $7.03          $6.35       $0.00       $0.00         $0.00      $0.00
Year ended 7/31/04.............    43.49       (1.03)(f)       2.25           1.22        0.00        0.00          0.00       0.00
12/1/02 to 7/31/03+............    40.06        (.69)          4.12           3.43        0.00        0.00          0.00       0.00
Year ended 11/30/02............    62.27       (1.16)        (21.05)        (22.21)       0.00        0.00          0.00       0.00
Year ended 11/30/01............    89.59       (1.28)        (19.76)        (21.04)       0.00        0.00          0.00      (5.86)
Year ended 11/30/00............   105.73       (2.17)         (9.93)        (12.10)       0.00        0.00          0.00      (4.04)

Class C
Year ended 7/31/05.............   $44.73       $(.66)(b)      $7.04          $6.38       $0.00       $0.00         $0.00      $0.00
Year ended 7/31/04.............    43.50       (1.02)(f)       2.25           1.23        0.00        0.00          0.00       0.00
12/1/02 to 7/31/03+............    40.07        (.68)          4.11           3.43        0.00        0.00          0.00       0.00
Year ended 11/30/02............    62.25       (1.15)        (21.03)        (22.18)       0.00        0.00          0.00       0.00
Year ended 11/30/01............    89.55       (1.28)        (19.74)        (21.02)       0.00        0.00          0.00      (5.86)
Year ended
11/30/00.......................   105.69       (2.19)         (9.91)        (12.10)       0.00        0.00          0.00      (4.04)

Advisor Class
Year ended 7/31/05.............   $50.40       $(.20)(b)      $7.98          $7.78       $0.00       $0.00         $0.00      $0.00
Year ended 7/31/04.............    48.50        (.58)(f)       2.48           1.90        0.00        0.00          0.00       0.00
12/1/02 to 7/31/03+............    44.36        (.46)          4.60           4.14        0.00        0.00          0.00       0.00
Year ended 11/30/02............    68.21        (.72)        (23.13)        (23.85)       0.00        0.00          0.00       0.00
Year ended 11/30/01............    96.60        (.60)        (21.51)        (22.11)       0.00        0.00          0.00      (5.89)
Year ended
11/30/00.......................   112.59        (.91)        (11.04)        (11.95)       0.00        0.00          0.00      (4.04)

Class R
Year ended 7/31/05.............   $49.08       $(.38)(b)      $7.74          $7.36       $0.00       $0.00         $0.00      $0.00
11/03/03+++ to 7/31/04.........    54.17        (.77)(f)      (4.32)         (5.09)       0.00        0.00          0.00       0.00

                            Less  Distributions                                                Ratios/Supplemental Data
                            -------------------                                                ------------------------

                                           Total                                Net Assets,    Ratio of     Ratio of Net   Port-
                            Distributions  Dividends     Net Asset              End of         Expenses to  Income (Loss)  folio
                            in Excess of   and           Value, End  Total      Period (000's  Average Net  to Average Net Turnover
Fiscal Year or Period       Capital Gains  Distributions of Period   Return (c) omitted)       Assets        Assets        Rate
---------------------       -------------  ------------- ---------   ---------- --------       ------        ------        ----
Class A
Year ended 7/31/05.......   $0.00           $0.00         $56.56        15.10%   $1,067,072     1.66%(d)    (.65)%(b)      80%
Year ended 7/31/04.......    0.00            0.00          49.14         3.58     1,112,174     1.65(d)    (1.36)(f)       80
12/1/02 to 7/31/03+......    0.00            0.00          47.44         9.11     1,186,488     2.24*      (1.95)*        127
Year ended 11/30/02......    0.00            0.00          43.48       (35.15)    1,096,744     1.85       (1.64)         117
Year ended 11/30/01......    (.42)          (6.28)         67.05       (24.90)    1,926,473     1.58       (1.08)          55
Year ended 11/30/00......    0.00           (4.04)         95.32       (11.48)    2,650,904     1.50        (.98)          46

Class B
Year ended 7/31/05.......   $0.00           $0.00         $51.06        14.20%     $844,111     2.43%(d)   (1.42)%(b)      80%
Year ended 7/31/04.......    0.00            0.00          44.71         2.81     1,100,840     2.42(d)    (2.13)(f)       80
12/1/02 to 7/31/03+......    0.00            0.00          43.49         8.56     1,453,453     3.02*      (2.73)*        127
Year ended 11/30/02......    0.00            0.00          40.06       (35.67)    1,539,144     2.58       (2.37)         117
Year ended 11/30/01......    (.42)          (6.28)         62.27       (25.46)    3,092,947     2.31       (1.80)          55
Year ended 11/30/00......    0.00           (4.04)         89.59       (12.12)    4,701,567     2.20       (1.68)          46

Class C
Year ended 7/31/05.......   $0.00           $0.00         $51.11        14.26%     $261,596     2.39%(d)   (1.37)%(b)      80%
Year ended 7/31/04.......    0.00            0.00          44.73         2.83       313,166     2.39(d)    (2.10)(f)       80
12/1/02 to 7/31/03+......    0.00            0.00          43.50         8.56       396,472     3.01*      (2.72)*        127
Year ended 11/30/02......    0.00            0.00          40.07       (35.63)      410,649     2.55       (2.34)         117
Year ended 11/30/01......    (.42)          (6.28)         62.25       (25.45)      835,406     2.30       (1.80)          55
Year ended 11/30/00......    0.00           (4.04)         89.55       (12.13)    1,252,765     2.21       (1.69)          46

Advisor Class
Year ended 7/31/05.......   $0.00           $0.00         $58.18        15.44%      $90,583     1.35%(d)    (.36)%(b)      80%
Year ended 7/31/04.......    0.00            0.00          50.40         3.92        80,420     1.35(d)    (1.06)(f)       80
12/1/02 to 7/31/03+......    0.00            0.00          48.50         9.33        93,511     1.94*      (1.65)*        127
Year ended 11/30/02......    0.00            0.00          44.36       (34.96)       83,018     1.49       (1.29)         117
Year ended 11/30/01......    (.39)          (6.28)         68.21       (24.68)      231,167     1.27        (.78)          55
Year ended 11/30/00......    0.00           (4.04)         96.60       (11.22)      288,889     1.19        (.66)          46

Class R
Year ended 7/31/05.......   $0.00           $0.00         $56.44        15.00%          $74     1.71%(d)    (.70)%(b)      80%
11/03/03+++ to 7/31/04...    0.00            0.00          49.08        (9.40)           23     1.73(d)    (1.42)*(f)      80

                                           Income from Investment Operations              Less Dividends and Distributions
                                           ---------------------------------              ---------------------------------

                                                Net Gains
                                                         or Losses
                                                         on
                                                         Investments                                Distributions          Distri-
                            Net Asset      Net           (both                       Dividends      in Excess              butions
                            Value,         Investment    realized      Total from    from Net       of Net       Tax       from
                            Beginning      Income        and           Investment    Investment     Investment   Return of Capital
Fiscal Year or Period       of Period      (Loss)(a)     unrealized)   Operations    Income         Income       Capital   Gains
---------------------       ---------      ---------     -----------   ----------    ------         ------       -------   -----
AllianceBernstein Global
Health Care Fund
Class A
Year ended 6/30/05..........  $11.63         $(.13)(b)      $.89           $.76       $0.00          $0.00       $0.00     $0.00
Year ended 6/30/04..........   10.37          (.12)(f)      1.38           1.26        0.00           0.00        0.00      0.00
Year ended 6/30/03..........    9.86          (.10)          .61            .51        0.00           0.00        0.00      0.00
Year ended 6/30/02..........   11.20          (.12)        (1.22)         (1.34)       0.00           0.00        0.00      0.00
Year ended 6/30/01..........   12.40          (.11)        (1.00)         (1.11)       0.00           0.00        0.00      (.08)

Class B
Year ended 6/30/05..........  $11.22         $(.20)(b)      $.84           $.64       $0.00          $0.00       $0.00     $0.00
Year ended 6/30/04..........   10.08          (.19)(f)      1.33           1.14        0.00           0.00        0.00      0.00
Year ended 6/30/03..........    9.66          (.17)          .59            .42        0.00           0.00        0.00      0.00
Year ended 6/30/02..........   11.05          (.20)        (1.19)         (1.39)       0.00           0.00        0.00      0.00
Year ended 6/30/01..........   12.33          (.19)        (1.00)         (1.19)       0.00           0.00        0.00      (.08)

Class C
Year ended 6/30/05..........  $11.23         $(.20)(b)      $.85           $.65       $0.00          $0.00       $0.00     $0.00
Year ended 6/30/04..........   10.09          (.19)(f)      1.33           1.14        0.00           0.00        0.00      0.00
Year ended 6/30/03..........    9.66          (.17)          .60            .43        0.00           0.00        0.00      0.00
Year ended 6/30/02..........   11.05          (.20)        (1.19)         (1.39)       0.00           0.00        0.00      0.00
Year ended
6/30/01..................      12.33          (.19)        (1.00)         (1.19)       0.00           0.00        0.00      (.08)

Advisor Class
Year ended 6/30/05..........  $11.91         $(.09)(b)      $.90           $.81       $0.00          $0.00       $0.00     $0.00
Year ended 6/30/04..........   10.59          (.08)(f)      1.40           1.32        0.00           0.00        0.00      0.00
Year ended 6/30/03..........   10.03          (.08)          .64            .56        0.00           0.00        0.00      0.00
Year ended 6/30/02..........   11.36          (.09)        (1.24)         (1.33)       0.00           0.00        0.00      0.00
Year ended 6/30/01..........   12.54          (.07)        (1.02)         (1.09)       0.00           0.00        0.00      (.08)

                         Less  Distributions                                                  Ratios/Supplemental Data
                         -------------------                                                  ------------------------

                                         Total                                  Net Assets,   Ratio of     Ratio of Net
                         Distributions   Dividends      Net Asset               End of        Expenses to  Income (Loss)  Portfolio
                         in Excess of    and            Value, End   Total      Period (000's Average Net  to Average Net Turnover
Fiscal Year or Period    Capital Gains   Distributions  of Period    Return (c) omitted)      Assets       Assets         Rate
---------------------    -------------   -------------  ---------    ---------- --------      ------       ------         ----
Class A
Year ended 6/30/05.......   $0.00        $0.00         $12.39        6.54%       $46,505        1.80%(d)   (1.10)%(b)        30%
Year ended 6/30/04.......    0.00         0.00          11.63       12.15         55,079        1.82(d)    (1.07)(f)         34
Year ended 6/30/03.......    0.00         0.00          10.37        5.17         56,077        2.06       (1.12)             8
Year ended 6/30/02.......    0.00         0.00           9.86      (11.96)        63,973        1.85       (1.13)             9
Year ended 6/30/01.......    (.01)        (.09)         11.20       (9.10)        76,827        1.73        (.90)             8

Class B
Year ended 6/30/05.......   $0.00        $0.00         $11.86        5.71%       $94,104        2.55%(d)   (1.87)% (b)       30%
Year ended 6/30/04.......    0.00         0.00          11.22       11.31        119,260        2.58(d)    (1.83)(f)         34
Year ended 6/30/03.......    0.00         0.00          10.08        4.35        134,907        2.82       (1.88)             8
Year ended 6/30/02.......    0.00         0.00           9.66      (12.58)       163,340        2.60       (1.87)             9
Year ended 6/30/01.......    (.01)        (.09)         11.05       (9.81)       203,620        2.46       (1.63)             8

Class C
Year ended 6/30/05.......   $0.00        $0.00         $11.88        5.79%       $24,000        2.52%(d)   (1.83)% (b)       30%
Year ended 6/30/04.......    0.00         0.00          11.23       11.30         30,698        2.55(d)    (1.80)(f)         34
Year ended 6/30/03.......    0.00         0.00          10.09        4.45         34,298        2.80       (1.85)             8
Year ended 6/30/02.......    0.00         0.00           9.66      (12.58)        41,268        2.57       (1.84)             9
Year ended 6/30/01.......    (.01)        (.09)         11.05       (9.81)        57,405        2.44       (1.60)             8

Advisor Class
Year ended 6/30/05.......   $0.00        $0.00         $12.72        6.80%       $11,886        1.50%(d)    (.77)% (b)       30%
Year ended 6/30/04.......    0.00         0.00          11.91       12.47          9,705        1.51(d)     (.75)(f)         34
Year ended 6/30/03.......    0.00         0.00          10.59        5.58          9,139        1.77        (.81)             8
Year ended 6/30/02.......    0.00         0.00          10.03      (11.71)         7,544        1.57        (.83)             9
Year ended 6/30/01.......    (.01)        (.09)         11.36       (8.84)         7,518        1.42        (.59)             8

                                         Income from Investment Operations               Less Dividends and Distributions
                                         ---------------------------------               ---------------------------------

                                                             Net Gains
                                                             or Losses
                                                             on
                                                             Investments                            Distributions          Distri-
                                    Net Asset     Net        (both                      Dividends   in Excess     Tax      butions
                                    Value,        Investment realized       Total from  from Net    of Net        Return   from
                                    Beginning     Income     and            Investment  Investment  Investment    of       Capital
Fiscal Year or Period               of Period     (Loss)(a)  unrealized)    Operations  Income      Income        Capital  Gains
---------------------               ---------     ---------  -----------    ----------  ------      ------        -------  -----

AllianceBernstein Global Research
Growth Fund
Class A
Year ended 6/30/05.............       $13.23       $(.02)       $1.35          $1.33      $0.00(g)    $0.00       $0.00      $(.09)
Year ended 6/30/04.............        11.33        (.01)(f)     2.68           2.67       (.01)       0.00        0.00       (.76)
7/22/02++ 6/30/03..............        10.00        (.01)(f)     1.34           1.33       0.00        0.00        0.00       0.00

Class B
Year ended 6/30/05.............       $13.04       $(.09)       $1.31          $1.22      $0.00       $0.00       $0.00      $(.09)
Year ended 6/30/04.............        11.26        (.18)(f)     2.72           2.54       0.00        0.00        0.00       (.76)
7/22/02++ 6/30/03..............        10.00        (.07)(f)     1.33           1.26       0.00        0.00        0.00       0.00

Class C
Year ended 6/30/05.............       $13.04       $(.11)       $1.33          $1.22      $0.00       $0.00       $0.00      $(.09)
Year ended 6/30/04.............        11.26        (.08)(f)     2.62           2.54       0.00        0.00        0.00       (.76)
7/22/02++ 6/30/03..............        10.00        (.07)(f)     1.33           1.26       0.00        0.00        0.00       0.00

Advisor Class
Year ended 6/30/05.............       $13.27        $.02        $1.36          $1.38      $0.00(g)    $0.00       $0.00      $(.09)
Year ended 6/30/04.............        11.36         .01(f)      2.70           2.71       (.04)       0.00        0.00       (.76)
7/22/02++ 6/30/03..............        10.00         .02(f)      1.34           1.36       0.00        0.00        0.00       0.00

Class R
9/1/04+++ to  6/30/05..........       $12.72       $(.04)(b)    $1.85          $1.81      $0.00       $0.00       $0.00      $(.09)

                              Less Distributions                                            Ratios/Supplemental Data
                              ------------------                                            ------------------------

                                            Total          Net Asset               Net Assets,   Ratio of    Ratio of Net  Port-
                              Distributions Dividends      Value,                  End of        Expenses to Income (Loss) folio
                              in Excess of  and            End of     Total        Period (000's Average     to Average    Turnover
Fiscal Year or Period         Capital Gains Distributions  Period     Return (c)   omitted)      Net Assets  Net Assets    Rate
---------------------         ------------- -------------  ------     ----------   --------      ----------  ----------    ----
Class A
Year ended 6/30/05............     $0.00     $(.09)      $14.47       10.06%       $33,944        1.50%(d)      (.15)%(b)     66%
Year ended 6/30/04............      0.00      (.77)       13.23       23.86         20,562        1.50(d)       (.16)(f)      85
7/22/02++ 6/30/03.............      0.00      0.00        11.33       13.30              1        1.70*(d)      (.07)(f)      62

Class B
Year ended 6/30/05............     $0.00     $(.09)      $14.17        9.34%          $641        2.20%(d)      (.67)%(b)     66%
Year ended 6/30/04............      0.00      (.76)       13.04       22.87            162        2.21(d)      (2.22)(f)      85
7/22/02++ 6/30/03.............      0.00      0.00        11.26       12.60              1        2.40*(d)      (.78)(f)      62

Class C
Year ended 6/30/05............     $0.00     $(.09)      $14.17        9.34%          $934        2.20%(d)      (.80)%(b)     66%
Year ended 6/30/04............      0.00      (.76)       13.04       22.87            468        2.20(d)       (.73)(f)      85
7/22/02++ 6/30/03.............      0.00      0.00        11.26       12.60              1        2.40*(d)      (.78)(f)      62

Advisor Class
Year ended 6/30/05............     $0.00     $(.09)      $14.56       10.43%       $26,104        1.20%(d)       .13%(b)      66%
Year ended 6/30/04............      0.00      (.80)       13.27       24.17         20,202        1.26(d)        .08(f)       85
7/22/02++ 6/30/03.............      0.00      0.00        11.36       13.60          2,270        1.40*(d)       .22*(f)      62

Class R
9/1/04+++ to  6/30/05.........     $0.00     $(.09)      $14.44       14.22%            $6        1.70%(d)      (.31)%(b)     66%

--------
+    Change in fiscal year end.
++   Commencement of operations.
+++  Commencement of distributions.
*    Annualized.
(a)  Based on average shares outstanding.
(b)  Net of expenses waived/reimbursed by the Adviser.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized. (d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (e) below, would have been as follows:

                                                      2001             2002              2003              2004           2005
                                                      ----             ----              ----              ----           ----
AllianceBernstein Large
Cap Growth Fund
Class A                                               --               --                --                1.76%          1.53%
Class B                                               --               --                --                2.52%          2.28%
Class C                                               --               --                --                2.49%          2.25%
Class R                                               --               --                --                1.95%          1.62%
Advisor Class                                         --               --                --                1.46%          1.23%

                                     2000             2001              2002              2003             2004            2005
                                     ----             ----              ----              ----             ----            ----
AllianceBernstein Growth Fund
Class A                                --              --                --                --             1.52%              --
Class B                                --              --                --                --             2.27%              --
Class C                                --              --                --                --             2.24%              --
Advisor Class                          --              --                --                --             1.22%              --

                                     2000             2001              2002              2003             2004              2005
                                     ----             ----              ----              ----             ----              ----
AllianceBernstein Mid-Cap
Growth Fund
Class A                                --               --               --                --             1.26%              --
Class B                                --               --               --                --             2.10%              --
Class C                                --               --               --                --             2.07%              --
Advisor Class                          --               --               --                --             1.05%              --

                                     2000             2001              2002              2003             2004              2005
                                     ----             ----              ----              ----             ----              ----
AllianceBernstein Small Cap
Growth Portfolio
Class A                                --              --                --                --             2.01%             1.63%
Class B                                --              --                --                --             2.81%             2.43%
Class C                                --              --                --                --             2.77%             2.39%
Advisor Class                          --              --                --                --             1.74%             1.37%

                                     2000             2001              2002              2003             2004              2005
                                     ----             ----              ----              ----             ----              ----
AllianceBernstein Global
Technology Fund
Class A                                --               --               --                --             1.81%             1.68%
Class B                                --               --               --                --             2.58%             2.46%
Class C                                --               --               --                --             2.55%             2.41%
Class R                                --               --               --                --             1.97%             1.74%
Advisor Class                          --               --               --                --             1.51%             1.38%

                                                      2001              2002              2003             2004              2005
                                                      ----              ----              ----             ----              ----
AllianceBernstein Global
Health Care Fund
Class A                                                --                --                --             1.93%             1.84%
Class B                                                --                --                --             2.69%             2.59%
Class C                                                --                --                --             2.66%             2.56%
Advisor Class                                          --                --                --             1.62%             1.54%

                                      2000            2001             2002              2003             2004               2005
                                     ----             ----             ----              ----             ----               ----
AllianceBernstein Global
Research Growth Fund
Class A                                --              --                --              19.19%*          7.68%             2.51%
Class B                                --              --                --              19.94%*         11.40%             3.44%
Class C                                --              --                --              19.94%*         10.96%             3.28%
Class R                                --              --                --              --              --                 2.76%*
Advisor Class                          --              --                --              17.42%*          7.46%             2.18%

(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:

AllianceBernstein Small Cap          2000
                                     ----
Growth Portfolio
Class A                             1.67%
Class B                             2.42%
Class C                             2.42%
Advisor Class                       1.38%*

(f)  Net of expenses waived/reimbursed by the Adviser and the transfer agent.
(g)  Amount is less than $0.01.


For more information, please call your financial advisor or visit our website at www.AllianceBernstein.com.

This Supplement should be read in conjunction with the Prospectus for the Funds.

You should retain this Supplement with your Prospectus for future reference.

------------
(R) This mark is used under license from the owner, Alliance Capital Management L.P.

[LOGO] AllianceBernstein(R)
       Investment Research and Management

                                                  ALLIANCEBERNSTEIN GROWTH FUNDS
                                        -AllianceBernstein Large Cap Growth Fund
                                                  -AllianceBernstein Growth Fund
                                          -AllianceBernstein Mid-Cap Growth Fund
                                   -AllianceBernstein Small Cap Growth Portfolio
                                       -AllianceBernstein Global Technology Fund
                                      -AllianceBernstein Global Health Care Fund
                                  -AllianceBernstein Global Research Growth Fund
                                    -AllianceBernstein International Growth Fund
--------------------------------------------------------------------------------

Supplement dated November 1, 2005 to the Prospectus dated March 1, 2005 (as amended May 16, 2005) of the AllianceBernstein Growth Funds that offers Class A, Class R, Class K and Class I shares of AllianceBernstein Large Cap Growth Fund, AllianceBernstein Growth Fund, AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund and AllianceBernstein International Growth Fund (the "Funds").

The following information is added for each Fund at the end of the first paragraph under the heading "Bar Chart" in the "Risk/Return Summary."

AllianceBernstein Large Cap Growth Fund
---------------------------------------

Through September 30, 2005, the year-to-date unannualized return for Class A shares was 7.07%.

AllianceBernstein Growth Fund
-----------------------------

Through September 30, 2005, the year-to-date unannualized return for Class A shares was 5.78%.

AllianceBernstein Mid-Cap Growth Fund
-------------------------------------

Through September 30, 2005, the year-to-date unannualized return for Class A shares was 0.46%.

AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------

Through September 30, 2005, the year-to-date unannualized return for Class A shares was 1.33%.

AllianceBernstein Global Technology Fund
----------------------------------------

Through September 30, 2005, the year-to-date unannualized return for Class A shares was 0.60%.

AllianceBernstein Global Health Care Fund
-----------------------------------------

Through September 30, 2005, the year-to-date unannualized return for Class A shares was 11.88%.

AllianceBernstein Global Research Growth Fund
---------------------------------------------

Through September 30, 2005, the year-to-date unannualized return for Class A shares was 11.33%.

AllianceBernstein International Growth Fund
-------------------------------------------

Through September 30, 2005, the year-to-date unannualized return for Class A shares was 16.39%.

The operating expenses and examples for each Fund under the heading "Fees and Expenses of the Funds - Annual Fund Operating Expenses and Examples" are replaced with the following:

AllianceBernstein Large Cap Growth Fund
---------------------------------------

                                      Operating Expenses
                                      ------------------

                                  Class A    Class R        Class K    Class I
                                  -------    -------        -------    -------

Management Fees                      .70%       .70%         .70%       .70%
Distribution and/or service
(12b-1) fees                         .30%       .50%         .25%       None
Other expenses
    Transfer agent                   .44%       .26%(a)      .20%(b)    .12%(b)
    Other expenses                   .06%       .05%         .03%       .11%
Total other expenses                 .50%       .31%         .23%       .23%
                                    -----      -----        -----       -----
Total fund operating expenses       1.50%      1.51%        1.18%       .93%
                                    =====      =====        =====       =====

                                           Examples
                                           --------

                      Class A       Class R       Class K       Class I
                      -------       -------       -------       -------

After 1 year            $571         $154          $120           $95
After 3 years           $879         $477          $375          $296
After 5 years         $1,209         $824          $649          $515
After 10 years        $2,139       $1,802        $1,432        $1,143


AllianceBernstein Growth Fund
-----------------------------

                                      Operating Expenses
                                      ------------------

                                  Class A       Class R     Class K     Class I
                                  -------       -------     -------     -------

Management Fees                      .75%       .75%         .75%        .75%
Distribution and/or service
(12b-1) fees                         .30%       .50%         .25%       None
Other expenses
    Transfer agent                   .38%       .26%(a)      .20%(b)     .12%(b)
    Other expenses                   .06%       .10%         .04%        .09%
Total other expenses                 .44%       .36%         .24%        .21%
                                    -----      -----        -----        -----
Total fund operating expenses       1.49%      1.61%        1.24%        .96%
                                    =====      =====        =====        =====

                                           Examples
                                           --------

                      Class A       Class R       Class K       Class I
                      -------       -------       -------       -------

After 1 year            $570         $164          $126           $98
After 3 years           $876         $508          $393          $306
After 5 years         $1,204         $876          $681          $531
After 10 years        $2,129       $1,911        $1,500        $1,178


AllianceBernstein Mid-Cap Growth Fund
-------------------------------------

                                      Operating Expenses
                                      ------------------

                                 Class A      Class R       Class K     Class I
                                 -------      -------       -------     -------

Management Fees                     .71%        .71%         .71%        .71%
Distribution and/or service
(12b-1) fees                        .22%        .50%         .25%       None
Other expenses
    Transfer agent                  .21%        .26%(a)      .20%(b)     .12%(b)
    Other expenses                  .11%        .15%         .13%        .19%
Total other expenses                .32%        .41%         .33%        .31%
                                   -----      -----        -----        -----
Total fund operating expenses      1.25%       1.62%        1.29%       1.02%
                                   =====      =====        =====        =====

                                           Examples
                                           --------

                      Class A       Class R       Class K       Class I
                      -------       -------       -------       -------

After 1 year            $547         $165          $131           $104
After 3 years           $805         $511          $409           $325
After 5 years         $1,082         $881          $708           $563
After 10 years        $1,872       $1,922        $1,556         $1,248


AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------

                                      Operating Expenses
                                      ------------------

                                  Class A    Class R       Class K     Class I
                                  -------    -------       -------     -------

Management Fees                      .75%      .75%          .75%        .75%
Distribution and/or service
(12b-1) fees                         .27%      .50%          .25%        None
Other expenses
    Transfer agent                   .38%      .26%(a)       .20%(b)     .12%(b)
    Other expenses                   .20%      .25%          .24%        .59%
Total other expenses                 .58%      .51%          .44%        .71%
                                   -----      -----        -----        -----
Total fund operating expenses       1.60%     1.76%         1.44%       1.46%
                                   =====      =====        =====        =====

                                           Examples

                      Class A       Class R       Class K       Class I
                      -------       -------       -------       -------

After 1 year            $581         $179          $147          $149
After 3 years           $908         $554          $456          $462
After 5 years         $1,259         $954          $787          $797
After 10 years        $2,244       $2,073        $1,724        $1,746


AllianceBernstein Global Technology Fund
----------------------------------------

                                      Operating Expenses
                                      ------------------

                                  Class A      Class R     Class K     Class I
                                  -------      -------     -------     -------

Management Fees                      .73%       .73%         .73%        .73%
Distribution and/or service
(12b-1) fees                         .30%       .50%         .25%        None
Other expenses
    Transfer agent                   .53%       .26%(a)      .20%(b)     .12%(b)
    Other expenses                   .10%       .09%         .02%        .06%
Total other expenses                 .63%       .35%         .22%        .18%
                                    -----      -----       -----        -----
Total fund operating expenses       1.66%      1.58%        1.20%        .91%
                                    =====      =====       =====        =====

                                           Examples
                                           --------

                      Class A       Class R       Class K       Class I
                      -------       -------       -------       -------

After 1 year            $587         $161          $122            $93
After 3 years           $926         $499          $381           $290
After 5 years         $1,289         $860          $660           $504
After 10 years        $2,307       $1,878        $1,455         $1,120


AllianceBernstein Global Health Care Fund
-----------------------------------------

                                      Operating Expenses
                                      ------------------

                                  Class A     Class R       Class K    Class I
                                  -------     -------       -------    -------

Management Fees                     .75%        .75%         .75%        .75%
Distribution and/or service
(12b-1) fees                        .30%        .50%         .25%        None
Other expenses
    Transfer agent                  .40%        .26%(a)      .20%(b)     .12%(b)
    Other expenses                  .35%        .39%         .39%        .39%
Total other expenses                .75%        .65%         .59%        .51%
                                   -----      -----        -----        -----
Total fund operating expenses      1.80%       1.90%        1.59%       1.26%
                                   =====      =====        =====        =====

                                           Examples
                                           --------

                      Class A       Class R       Class K       Class I
                      -------       -------       -------       -------

After 1 year            $600         $193          $162          $128
After 3 years           $967         $597          $502          $400
After 5 years         $1,358       $1,026          $866          $692
After 10 years        $2,451       $2,222        $1,889        $1,523


AllianceBernstein Global Research Growth Fund
---------------------------------------------

                                      Operating Expenses
                                      ------------------

                                  Class A     Class R     Class K     Class I
                                  -------     -------     -------     -------

Management Fees                     .75%        .75%        .75%        .75%
Distribution and/or service
(12b-1) fees                        .30%        .50%        .25%       None
Other expenses
    Transfer agent                  .13%        .26%(a)     .20%(b)     .12%(b)
    Other expenses                 1.28%       1.34%       2.05%       2.08%
Total other expenses               1.41%       1.60%       2.25%       2.20%
                                  -------     -------     -------     -------
Total fund operating expenses      2.46%       2.85%       3.25%       2.95%

Waiver and/or expense              (.96)%     (1.15)%     (1.80)%     (1.75)%
    reimbursement (c)             -------     -------     -------     -------
Net Expenses                       1.50%       1.70%       1.45%       1.20%
                                  =======     =======     =======     =======

                                           Examples
                                           --------

                        Class A       Class R       Class K       Class I
                        -------       -------       -------       -------

After 1 year              $571         $173          $148            $122
After 3 years(d)        $1,071         $774          $835            $747
After 5 years(d)        $1,597       $1,402        $1,542          $1,398
After 10 years(d)       $3,033       $3,093        $3,426          $3,146


AllianceBernstein International Growth Fund
-------------------------------------------

                                      Operating Expenses
                                      ------------------

                                  Class A     Class R      Class K      Class I
                                  -------     -------      -------      -------

Management Fees                     .75%        .75%        .75%         .75%
Distribution and/or service
(12b-1) fees                        .30%        .50%        .25%         None
Other expenses
    Transfer agent                  .24%        .26%(a)     .20%(b)      .12%(b)
    Other expenses                  .28%        .27%        .27%         .27%
Total other expenses                .52%        .53%        .47%         .39%
                                   -------     -------     -------     -------
Total fund operating expenses      1.57%       1.78%       1.47%        1.14%
                                   =======     =======     =======     =======

                                           Examples
                                           --------

                        Class A        Class R       Class K       Class I
                        -------        -------       -------       -------

After 1 year              $578           $181         $150           $116
After 3 years             $900           $560         $465           $362
After 5 years           $1,244           $964         $803           $628
After 10 years          $2,213         $2,095       $1,757         $1,386

(a) The transfer agent fee includes an estimated 0.20% of average net assets administrative services fee for third-party recordkeeping services, which was effective March 1, 2005. For Class R shares of AllianceBernstein Large Cap Growth Fund, AllianceBernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund, which were offered prior to March 1, 2005, the actual administrative services fee for third-party recordkeeping services incurred during the most recently completed fiscal year, as a percentage of net assets, was 0.20%, 0.23% and 0.16%, respectively. The AllianceBernstein Growth Fund, AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Health Care Fund and AllianceBernstein International Growth Fund did not offer shares prior to March 1, 2005 and therefore did not incur any administrative service fees during the fiscal year.

(b) The transfer agent expenses reflect the maximum administrative services fee for third-party recordkeeping services of 0.15% of average net assets for Class K shares and 0.10% of average net assets for Class I shares. During the Funds' most recently completed fiscal years, the Funds did not incur any administrative services fee for third-party recordkeeping services.

(c) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. Certain fees waived or expense borne by Alliance through August 31, 2003 may be reimbursed by the Fund until August 31, 2005. No reimbursement payment will be made that would cause the Funds' total annualized operating expenses to exceed 1.50% for Class A shares, 1.70% for Class R shares, 1.45% for Class K shares and 1.20% for Class I shares, or cause the total reimbursement payments to exceed the Fund's total initial organizational and offering expenses.

(d) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.

The following information replaces the hypothetical investment and expense information in the Funds' Prospectus under the heading "Fees and Expenses of the Funds--Hypothetical Investment and Expense Information."

                     AllianceBernstein Large Cap Growth Fund
--------------------------------------------------------------------------------

                                                     Hypothetical
                                                       Expenses
                          Hypothetical                 (Current     Hypothetical
            Hypothetical  Performance   Investment     Expense         Ending
   Year      Investment    Earnings   After Returns  Ratio=1.50%)    Investment
   ----      ----------    --------   -------------  ------------    ----------

   1         $10,000.00     $500.00    $10,500.00       $157.50      $10,342.50
   2         $10,342.50     $517.13    $10,859.63       $162.89      $10,696.73
   3         $10,696.73     $534.94    $11,231.57       $168.47      $11,063.09
   4         $11,063.09     $553.15    $11,616.25       $174.24      $11,442.00
   5         $11,442.00     $572.10    $12,014.10       $180.21      $11,833.89
   6         $11,833.89     $591.69    $12,425.59       $186.38      $12,239.20
   7         $12,239.20     $611.96    $12,851.16       $192.77      $12,658.40
   8         $12,658.40     $632.92    $13,291.32       $199.37      $13,091.95
   9         $13,091.95     $654.60    $13,746.54       $206.20      $13,540.35
   10        $13,540.35     $677.02    $14,217.36       $213.26      $14,004.10
--------------------------------------------------------------------------------
Cumulative                $5,845.41                   $1,841.30


                          AllianceBernstein Growth Fund
--------------------------------------------------------------------------------

                                                     Hypothetical
                                                       Expenses
                          Hypothetical                 (Current     Hypothetical
            Hypothetical  Performance   Investment     Expense         Ending
   Year      Investment    Earnings    After Returns  Ratio=1.49%)    Investment
   ----      ----------    --------    -------------  ------------    ----------

   1         $10,000.00      $500.00    $10,500.00       $156.45      $10,343.55
   2         $10,343.55      $517.18    $10,860.73       $161.82      $10,698.90
   3         $10,689.90      $534.95    $11,233.85       $167.38      $11,066.46
   4         $11,066.46      $553.32    $11,619.79       $173.13      $11,466.65
   5         $11,446.65      $572.33    $12,018.98       $179.08      $11,839.90
   6         $11,839.90      $592.00    $12,431.90       $185.24      $12,246.66
   7         $12,246.66      $612.33    $12,858.99       $191.60      $12,667.40
   8         $12,667.40      $633.37    $13,300.77       $198.18      $13,102.58
   9         $13,102.58      $655.13    $13,757.71       $204.99      $13,552.72
   10        $13,552.72      $677.64    $14,230.36       $212.03      $14,018.33
--------------------------------------------------------------------------------
Cumulative                 $5,848.24                   $1,829.91


                      AllianceBernstein Mid-Cap Growth Fund
--------------------------------------------------------------------------------

                                                     Hypothetical
                                                       Expenses
                         Hypothetical                  (Current     Hypothetical
            Hypothetical  Performance   Investment     Expense         Ending
   Year      Investment    Earnings    After Returns  Ratio=1.25%)    Investment
   ----      ----------    --------    -------------  ------------    ----------

   1         $10,000.00      $500.00    $10,500.00       $131.25      $10,368.75
   2         $10,368.75      $518.44    $10,887.19       $136.09      $10,751.10
   3         $10,751.10      $537.55    $11,288.65       $141.11      $11,147.54
   4         $11,147.54      $557.38    $11,704.92       $146.31      $11,558.61
   5         $11,558.61      $577.93    $12,136.54       $151.71      $11,984.83
   6         $11,984.83      $599.24    $12,584.08       $157.30      $12,426.77
   7         $12,426.77      $621.34    $13,048.11       $163.10      $12,885.01
   8         $12,885.01      $644.25    $13,529.26       $169.12      $13,360.15
   9         $13,360.15      $668.01    $14,028.15       $175.35      $13,852.80
   10        $13,852.80      $692.64    $14,545.44       $181.82      $14,363.62
--------------------------------------------------------------------------------
Cumulative                 $5,916.78                   $1,553.15


                   AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------------------------------------------

                                                     Hypothetical
                                                       Expenses
                         Hypothetical                  (Current     Hypothetical
            Hypothetical  Performance   Investment     Expense         Ending
   Year      Investment    Earnings    After Returns  Ratio=1.60%)    Investment
   ----      ----------    --------    -------------  ------------    ----------

   1         $10,000.00      $500.00    $10,500.00       $168.00      $10,332.00
   2         $10,332.00      $516.60    $10,848.60       $173.58      $10,675.02
   3         $10,675.02      $533.75    $11,208.77       $179.34      $11,029.43
   4         $11,029.43      $551.47    $11,580.90       $185.29      $11,395.61
   5         $11,395.61      $569.78    $11,965.39       $191.45      $11,773.94
   6         $11,773.94      $588.70    $12,362.64       $197.80      $12,164.84
   7         $12,164.84      $608.24    $12,773.08       $204.37      $12,568.71
   8         $12,568.71      $628.44    $13,197.15       $211.15      $12,985.99
   9         $12,985.99      $649.30    $13,635.29       $218.16      $13,417.13
   10        $13,417.13      $670.86    $14,087.98       $225.41      $13,862.58
--------------------------------------------------------------------------------
Cumulative                 $5,817.13                   $1,954.56


                    AllianceBernstein Global Technology Fund
--------------------------------------------------------------------------------

                                                     Hypothetical
                                                       Expenses
                         Hypothetical                  (Current     Hypothetical
            Hypothetical  Performance   Investment     Expense         Ending
   Year      Investment    Earnings    After Returns  Ratio=1.66%)    Investment
   ----      ----------    --------    -------------  ------------    ----------

   1         $10,000.00      $500.00    $10,500.00       $174.30      $10,325.70
   2         $10,325.70      $518.29    $10,841.99       $179.98      $10,662.01
   3         $10,662.01      $533.10    $11,195.11       $185.84      $11,009.27
   4         $11,009.27      $550.46    $11,559.73       $191.89      $11,367.84
   5         $11,367.84      $568.39    $11,936.23       $198.14      $11,738.09
   6         $11,738.09      $586.90    $12,325.00       $204.59      $12,120.40
   7         $12,120.40      $606.02    $12,726.42       $211.26      $12,515.16
   8         $12,515.16      $625.76    $13,140.92       $218.14      $12,922.78
   9         $12,922.78      $646.14    $13,568.92       $225.24      $13,343.68
   10        $13,343.68      $667.18    $14,010.86       $232.58      $13,778.28
--------------------------------------------------------------------------------
Cumulative                 $5,800.25                   $2,021.97


                    AllianceBernstein Global Health Care Fund
--------------------------------------------------------------------------------

                                                     Hypothetical
                                                       Expenses
                         Hypothetical                  (Current     Hypothetical
            Hypothetical  Performance   Investment     Expense         Ending
   Year      Investment    Earnings    After Returns  Ratio=1.80%)    Investment
   ----      ----------    --------    -------------  ------------    ----------

   1         $10,000.00      $500.00    $10,500.00       $189.00      $10,311.00
   2         $10,311.00      $515.55    $10,826.55       $194.88      $10,631.67
   3         $10,631.67      $531.58    $11,163.26       $200.94      $10,962.32
   4         $10,962.32      $548.12    $11,510.43       $207.19      $11,303.25
   5         $11,303.25      $566.16    $11,868.41       $213.63      $11,654.78
   6         $11,654.78      $582.74    $12,237.51       $220.28      $12,017.24
   7         $12,017.24      $600.86    $12,618.10       $227.13      $12,390.98
   8         $12,390.98      $619.55    $13,010.52       $234.19      $12,776.34
   9         $12,776.34      $638.82    $13,415.15       $241.47      $13,173.68
   10        $13,173.68      $658.68    $13,832.36       $248.98      $13,583.38
--------------------------------------------------------------------------------
Cumulative                 $5,761.06                   $2,177.68


                  AllianceBernstein Global Research Growth Fund
--------------------------------------------------------------------------------

                                                     Hypothetical
                                                       Expenses
                         Hypothetical                  (Current     Hypothetical
            Hypothetical  Performance   Investment     Expense          Ending
   Year      Investment    Earnings    After Returns  Ratio=1.50%)    Investment
   ----      ----------    --------    -------------  ------------    ----------

   1         $10,000.00      $500.00    $10,500.00       $157.50      $10,342.50
   2         $10,342.50      $517.13    $10,859.63       $162.89      $10,896.73
   3         $10,696.73      $534.84    $11,231.57       $168.47      $11,063.09
   4         $11,063.09      $553.15    $11,616.25       $174.24      $11,442.00
   5         $11,442.00      $572.10    $12,014.10       $180.21      $11,833.89
   6         $11,833.89      $591.69    $12,425.59       $186.38      $12,239.20
   7         $12,239.20      $611.96    $12,851.16       $192.77      $12,658.40
   8         $12,658.40      $632.92    $13,291.32       $199.37      $13,091.95
   9         $13,091.95      $654.60    $13,746.54       $206.20      $13,540.35
   10        $13,540.35      $677.02    $14,217.36       $213.26      $14,004.10
--------------------------------------------------------------------------------
Cumulative                 $5,845.41                   $1,841.30


                   AllianceBernstein International Growth Fund
--------------------------------------------------------------------------------
                                                     Hypothetical
                                                       Expenses
                         Hypothetical                  (Current     Hypothetical
            Hypothetical  Performance   Investment     Expense         Ending
   Year      Investment    Earnings    After Returns   Ratio=1.57%)   Investment
   ----      ----------    --------    -------------   ------------   ----------

   1         $10,000.00      $500.00    $10,500.00       $164.85      $10,335.15
   2         $10,336.15      $516.76    $10,851.91       $170.37      $10,681.53
   3         $10,581.53      $534.08    $11,215.61       $176.09      $11,039.52
   4         $11,039.52      $551.98    $11,591.50       $181.99      $11,409.51
   5         $11,409.51      $570.48    $11,979.99       $188.09      $11,791.90
   6         $11,791.90      $589.60    $12,381.50       $194.39      $12,187.11
   7         $12,187.11      $609.36    $12,796.46       $200.90      $12,595.56
   8         $12,595.56      $629.78    $13,225.34       $207.64      $13,017.70
   9         $13,017.70      $650.89    $13,668.59       $214.60      $13,453.99
   10        $13,453.99      $672.70    $14,126.69       $221.79      $13,904.90
--------------------------------------------------------------------------------
Cumulative                 $5,825.60                   $1,920.70

The following information replaces the advisory fee information in the second paragraph in the Funds' Prospectus under the heading "Management of the Funds - Investment Adviser."

                                     Fee as a percentage of            Fiscal
Fund                                average daily net assets*       Year Ending
----                                -------------------------       -----------

AllianceBernstein Large Cap
   Growth Fund                                 .70%                     7/31/05
AllianceBernstein Growth
   Fund                                        .75%                     7/31/05
AllianceBernstein Mid-Cap
   Growth Fund                                 .71%                     7/31/05
AllianceBernstein Small Cap
   Growth Portfolio                            .75%                     7/31/05
AllianceBernstein Global
   Technology Fund                             .73%                     7/31/05
AllianceBernstein Global Health
   Care Fund                                   .75%                     6/30/05
AllianceBernstein Global
   Research Growth Fund                          0%                     6/30/05
AllianceBernstein International
   Growth Fund                                 .75%                     6/30/05

----------
* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

The following information is added to the Funds' Prospectus after the advisory fee information in the second paragraph under the heading "Management of the Funds - Investment Adviser."

Except for AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund, a discussion regarding the basis for the Board of Directors' approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ending shown in the table above. With respect to AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund, this discussion is available in the Fund's statement of Additional Information.

The following information replaces the information in the Funds' Prospectus under the heading "Management of the Funds - Portfolio Managers."

PORTFOLIO MANAGERS

The day-to-day management of and investment decisions for the AllianceBernstein Large Cap Growth Fund's portfolio are made by the Adviser's Large Cap Growth Investment Team. The Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including stock selection for the Fund, Mr. Thomas G. Kamp, a member of the Adviser's Large Cap Growth Investment Team, is primarily responsible for day-to-day management of the Fund's portfolio (since 2003). Mr. Kamp is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, with which he has been associated in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Growth Fund's portfolio are made by Mr. Alan Levi, Senior Vice President of ACMC. Mr. Levi is a member of the Adviser's MultiCap Growth Team that collaborates actively on the management of the Adviser's MultiCap portfolios. In addition, Mr. Levi relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Levi has been responsible for the Fund's investments since 2000, and has been with the firm in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Mid-Cap Growth Fund's portfolio are made by Ms. Catherine Wood, Senior Vice President of ACMC. Ms. Wood has been responsible for the Fund's investments since 2002, and has been with the firm for four years. Prior thereto, Ms. Wood was a general partner and portfolio manager with Tupelo Capital Management. Ms. Wood relies on the fundamental analysis and research of the Adviser's large internal research staff.

The management of and investment decisions for the AllianceBernstein Small Cap Growth Portfolio's portfolio are made by Alliance's team of Small Cap Growth research sector heads (the "Small Cap Growth Investment Team"). The Small Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Small Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the AllianceBernstein Small Cap Growth Portfolio, the length of time that each person has been responsible for the Fund, and each person's principal occupation during the past five years:

                                     Principal Occupation During
Employee; Year; Title                the Past Five (5) Years
---------------------                -----------------------

Bruce K. Aronow; since 1999;         Senior Vice President of ACMC with which
Senior Vice President of ACMC        he has been associated in a substantially
                                     similar capacity to his current position since prior to 2000.

Kumar Kirpalani; since 2004;         Vice President of ACMC with which he has
Vice President of ACMC               been associated in a substantially similar
                                     capacity to his current position since
                                     prior to 2000.

Samantha Lau; since 2004;            Vice President of ACMC with which she has
Vice President of ACMC               been associated in a substantially similar
                                     capacity to her current position since
                                     prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Global Technology Fund's portfolio are made by Ms. Janet Walsh, Senior Vice President of ACMC. Ms. Walsh is a member of the Adviser's Global Technology Research Team that collaborates actively on the management of the Adviser's technology portfolios. In addition, Ms. Walsh relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Ms. Walsh has been responsible for the Fund's investments since 2003, and has been with the firm in a substantially similar capacity to her current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Global Health Care Fund's portfolio are made by Mr. Norman Fidel, Senior Vice President of ACMC. Mr. Fidel is a member of the Adviser's Global Heath Care Research Team that collaborates actively on the management of the Adviser's health care portfolios. In addition, Mr. Fidel relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Fidel has been responsible for the Fund's investments since the Fund's inception, and has been with the firm in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management and investment decisions for the AllianceBernstein Global Research Growth Fund are made by the Adviser's Global Research Growth research sector heads, with oversight by the Adviser's Global Research Growth Portfolio Oversight Group.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a research sector head for that sector. The research sector heads rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts in the U.S. and abroad.

Alliance's Global Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector.

The following table lists the research sector heads with the responsibility for the day-to-day management of the AllianceBernstein Global Research Growth Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                        Principal Occupation During
Employee; Year; Title                   the Past Five (5) Years
---------------------                   -----------------------

Norman M. Fidel; since inception;       Senior Vice President of ACMC with
Senior Vice President of ACMC           which he has been associated in a
                                        substantially similar capacity to his
                                        current position since prior to 2000.

Jane E. Schneirov; since inception;     Senior Vice President of ACMC with
Senior Vice President of ACMC           which she has been associated in a
                                        substantially similar capacity to her
                                        current position since prior to 2000.

Gina M. Griffin; since inception;       Senior Vice President of ACMC with
Senior Vice President of ACMC           which she has been associated in a
                                        substantially similar capacity to her
                                        current position since prior to 2000.

Janet A. Walsh; since inception;        Senior Vice President of ACMC with
Senior Vice President of ACMC           which she has been associated in a
                                        substantially similar capacity to her
                                        current position since prior to 2000.

Thomas A. Schmitt; since inception;     Senior Vice President of ACMC with
Senior Vice President of ACMC           which he has been associated in a
                                        substantially similar capacity to his
                                        current position since prior to 2000.

Francis X. Suozzo; since inception;     Senior Vice President of ACMC with
Senior Vice President of ACMC           which he has been associated in a
                                        substantially similar capacity to his
                                        current position since prior to 2000.

The management of, and investment decisions for, the AllianceBernstein International Growth Fund's portfolio are made by the International Growth Fund Management Team, comprised of senior members of the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                        Principal Occupation During
Employee; Year; Title                   the Past Five (5) Years
---------------------                   -----------------------

Gaiti Ali; since May 2005; Senior       Senior Vice President of ACMC with
Vice President of ACMC; Global          which she has been associated in a
Emerging Growth Investment Team         substantially similar capacity to her
                                        current position since prior to 2000.

Edward Baker III; since 2002;           Senior Vice President and Chief
Senior Vice President of ACMC;          Investment Officer-Emerging Markets of
Global Emerging Growth Investment       ACMC with which he has been associated
Team                                    in a substantially similar capacity to
                                        his current position since prior to
                                        2000.

Michael Levy; since 2003; Senior        Senior Vice President of ACMC with
Vice President of ACMC; Global          which he has been associated in a
Emerging Growth Investment Team         substantially similar capacity to his
                                        current position since prior to 2000.

Paul Rissman; since May 2005;           Executive Vice President of ACMC with
Executive Vice President of ACMC;       which he has been associated in a
International Large Cap Growth          substantially similar capacity to his
Investment Team                         current position since prior to 2000.

Christopher Toub; since May 2005;       Executive Vice President of ACMC with
Executive Vice President of ACMC;       which he has been associated in a
International Large Cap Growth          substantially similar capacity to his
Investment Team                         current position since prior to 2000.

Stephen Beinhacker; since May 2005;     Senior Vice President of ACMC with
Senior Vice President of ACMC;          which he has been associated in a
International Large Cap Growth          substantially similar capacity to his
Investment Team                         current position since prior to 2000.

James Pang; since May 2005; Senior      Senior Vice President of ACMC with
Vice President of ACMC;                 which he has been associated in a
International Large Cap Growth          substantially similar capacity to his
Investment Team                         current position since prior to 2000.

Robert Scheetz; since May 2005;         Senior Vice President of ACMC with
Senior Vice President of ACMC;          which he has been associated in a
International Large Cap Growth          substantially similar capacity to his
Investment Team                         current position since prior to 2000.

The Funds' SAIs have more detailed information about Alliance and other Fund service providers.

The following information replaces the second paragraph in the Funds' Prospectus under the heading "Management of the Funds - Performance of Similarly Managed Accounts."

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which the Large Cap growth Team has managed the Historical Portfolios. As of June 30, 2005, the assets in the Historical Portfolios totaled approximately $17,920.4 million from 143 accounts. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The following information replaces the eighth paragraph and the "Average Annual Total Returns" in the Funds' Prospectus under the heading "Management of the Funds - Performance of Similarly Managed Accounts."

The average annual total returns presented below are based upon the cumulative total return as of June 30, 2005 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS

                                       Large Cap
                   Large Cap         Growth Fund
                  Growth Fund        (Class A with     Historical      S&P 500     Russell 1000(R)
                 (Class A at NAV)      Sales Load)     Portfolios       Index       Growth Index
                 ----------------      -----------     ----------       -----       ------------
One year              3.84%              -0.55%           4.23%         6.32%          1.68%
Three years           4.39%               2.88%           5.64%         8.28%          7.26%
Five years          -12.13%             -12.89%          -8.86%        -2.37%        -10.36%
Ten years             6.87%               6.41%           9.67%         9.94%          7.40%

The following information replaces the "Financial Highlights" table in the Funds' Prospectus.


                                     Income from Investment Operations                  Less Dividends and Distributions
                                     ---------------------------------                  --------------------------------

                                                     Net Gains
                                                     or Losses
                                                     on
                                                     Investments                             Distributions
                            Net Asset    Net         (both                      Dividends    in Excess
                            Value,       Investment  realized      Total from   from Net     of Net         Tax        Distributions
                            Beginning    Income      and           Investment   Investment   Investment    Return          from
Fiscal Year or Period       of Period    (Loss)(a)   unrealized)   Operations   Income       Income       of Capital   Capital Gains
---------------------       ---------    ---------   -----------   ----------   ------       ------       ----------   -------------
AllianceBernstein
Large Cap Growth Fund
Class A
Year ended 7/31/05......      $16.28      $(.14)(b)   $3.01           $2.87     $0.00         $0.00         $0.00        $0.00
Year ended 7/31/04......       15.58       (.15)(f)     .85             .70      0.00          0.00          0.00         0.00
12/1/02 to 7/31/03+.....       15.07       (.10)        .61             .51      0.00          0.00          0.00         0.00
Year ended 11/30/02.....       20.24       (.19)      (4.98)          (5.17)     0.00          0.00          0.00         0.00
Year ended 11/30/01.....       29.51       (.19)      (6.43)          (6.62)     0.00          0.00          0.00        (2.38)
Year ended 11/30/00.....       35.82       (.26)      (3.69)          (3.95)     0.00          0.00          0.00        (2.36)

Class R
Year ended 7/31/05......      $16.25      $(.17)(b)   $3.02           $2.85     $0.00         $0.00         $0.00        $0.00
11/03/03+++ to 7/31/04..       16.59       (.20)(f)    (.14)           (.34)     0.00          0.00          0.00         0.00

Class K
3/1/05+++ to 7/31/05....      $17.63      $(.04)      $1.60           $1.56     $0.00         $0.00         $0.00        $0.00

Class I
3/1/05+++ to 7/31/05....      $17.63      $(.02)      $1.59           $1.57     $0.00         $0.00         $0.00        $0.00



                         Less Distributions                                             Ratios/Supplemental Data
                         ------------------                                             ------------------------

                                                                               Net
                                                         Net                   Assets,
                                         Total           Asset                 End of      Ratio of      Ratio of Net
                         Distributions   Dividends       Value,                Period      Expenses      Income (Loss)  Portfolio
                         in Excess of    and             End of     Total      (000's      to Average    to Average     Turnover
Fiscal Year or Period    Capital Gains   Distributions   Period    Return(c)   omitted)    Net Assets    Net Assets     Rate
---------------------    -------------   -------------   ------    ---------   --------    ----------    ----------     ----
Class A
Year ended 7/31/05......      $0.00      $0.00          $19.15      17.63%    $1,348,678   1.50%(d)       (.82)%(b)     56%
Year ended 7/31/04......       0.00       0.00           16.28       4.49      1,550,292   1.58(d)        (.90)(f)      61
12/1/02 to 7/31/03+.....       0.00       0.00           15.58       3.38      1,757,243   1.89*         (1.08)*        60
Year ended 11/30/02.....       0.00       0.00           15.07     (25.54)     2,098,623   1.73          (1.09)         93
Year ended 11/30/01.....       (.27)     (2.65)          20.24     (24.90)     3,556,040   1.53           (.83)        135
Year ended 11/30/00.....       0.00      (2.36)          29.51     (11.91)     4,817,131   1.44           (.71)        125

Class R
Year ended 7/31/05......      $0.00      $0.00          $19.10      17.54%       $107      1.59%(d)       (.90)%(b)     56%
11/03/03+++ to 7/31/04..       0.00       0.00           16.25      (2.05)         10      1.70*(d)      (1.08)*(f)     61

Class K
3/1/05+++ to 7/31/05....      $0.00      $0.00          $19.19       8.85%        $11      1.03%*         (.48)%*       56%

Class I
3/1/05+++ to 7/31/05....      $0.00      $0.00          $19.20       8.90%        $11       .83%*         (.27)%*       56%



                                     Income from Investment Operations                  Less Dividends and Distributions
                                     ---------------------------------                  --------------------------------

                                                     Net Gains
                                                     or Losses
                                                     on
                                                     Investments                             Distributions
                            Net Asset    Net         (both                      Dividends    in Excess
                            Value,       Investment  realized      Total from   from Net     of Net         Tax        Distributions
                            Beginning    Income      and           Investment   Investment   Investment    Return          from
Fiscal Year or Period       of Period    (Loss)(a)   unrealized)   Operations   Income       Income       of Capital   Capital Gains
---------------------       ---------    ---------   -----------   ----------   ------       ------       ----------   -------------
AllianceBernstein
Growth Fund
Class A
Year ended 7/31/05....        $29.05     $(.32)        $6.94         $6.62      $0.00        $0.00        $0.00         $0.00
Year ended 7/31/04....         26.18      (.31)(f)      3.18          2.87       0.00         0.00         0.00          0.00
11/1/02 to 7/31/03+...         22.56      (.21)         3.83          3.62       0.00         0.00         0.00          0.00
Year ended 10/31/02...         27.40      (.28)        (4.56)        (4.84)      0.00         0.00         0.00          0.00
Year ended 10/31/01...         52.42      (.22)       (19.10)       (19.32)      0.00         0.00         0.00         (5.70)
Year ended 10/31/00...         56.32      (.17)         3.71          3.54       0.00         0.00         0.00         (7.44)

Class R
3/1/05+++ to 7/31/05..        $32.88     $(.11)        $2.92         $2.81      $0.00        $0.00        $0.00         $0.00

Class K
3/1/05+++ to 7/31/05..        $32.88     $(.08)        $2.92         $2.84      $0.00        $0.00        $0.00         $0.00

Class I
3/1/05+++ to 7/31/05..        $32.88     $(.05)        $2.93         $2.88      $0.00        $0.00        $0.00         $0.00




                         Less Distributions                                             Ratios/Supplemental Data
                         ------------------                                             ------------------------

                                                                               Net
                                                         Net                   Assets,
                                         Total           Asset                 End of      Ratio of      Ratio of Net
                         Distributions   Dividends       Value,                Period      Expenses      Income (Loss)  Portfolio
                         in Excess of    and             End of     Total      (000's      to Average    to Average     Turnover
Fiscal Year or Period    Capital Gains   Distributions   Period    Return(c)   omitted)    Net Assets    Net Assets     Rate
---------------------    -------------   -------------   ------    ---------   --------    ----------    ----------     ----
Class A
Year ended 7/31/05....    $0.00            $0.00        $35.67      22.79%   $1,081,725      1.49%       (1.02)%         41%
Year ended 7/31/04....     0.00             0.00         29.05      10.96       951,903      1.51(d)     (1.05)(f)       53
11/1/02 to 7/31/03+...     0.00             0.00         26.18      16.05       835,657      1.66*       (1.18)*         29
Year ended 10/31/02...     0.00             0.00         22.56     (17.66)      715,438      1.49        (1.04)          41
Year ended 10/31/01...     0.00            (5.70)        27.40     (40.50)      874,604      1.28         (.61)         115
Year ended 10/31/00...     0.00            (7.44)        52.42       5.96     1,656,689      1.14         (.30)          58

Class R
3/1/05+++ to 7/31/05..    $0.00            $0.00        $35.69       8.55%          $32      1.41%        (.89)%         41%

Class K
3/1/05+++ to 7/31/05..    $0.00            $0.00        $35.72       8.64%          $11      1.09%        (.62)%         41%

Class I
3/1/05+++ to 7/31/05..    $0.00            $0.00        $35.76       8.76%          $11       .86%        (.39)%         41%




                                     Income from Investment Operations                  Less Dividends and Distributions
                                     ---------------------------------                  --------------------------------

                                                     Net Gains
                                                     or Losses
                                                     on
                                                     Investments                             Distributions
                            Net Asset    Net         (both                      Dividends    in Excess
                            Value,       Investment  realized      Total from   from Net     of Net         Tax        Distributions
                            Beginning    Income      and           Investment   Investment   Investment    Return          from
Fiscal Year or Period       of Period    (Loss)(a)   unrealized)   Operations   Income       Income       of Capital   Capital Gains
---------------------       ---------    ---------   -----------   ----------   ------       ------       ----------   -------------
AllianceBernstein
Mid-Cap Growth Fund
Class A
Year ended 7/31/05.....      $5.38      $(.05)      $1.12             $1.07     $0.00        $0.00         $0.00        $0.00
Year ended 7/31/04.....       4.46       (.06)(f)     .98               .92      0.00         0.00          0.00         0.00
12/1/02 to 7/31/03+....       3.70       (.03)        .79               .76      0.00         0.00          0.00         0.00
Year ended 11/30/02....       4.79       (.04)      (1.05)            (1.09)     0.00         0.00          0.00         0.00
Year ended 11/30/01....       5.83       (.04)       (.71)             (.75)     0.00         0.00          0.00         (.29)
Year ended 11/30/00....       7.55       (.04)      (1.04)            (1.08)     0.00         0.00          0.00         (.64)

Class R
3/1/05+++ to 7/31/05...      $6.05      $(.02)       $.42              $.40     $0.00        $0.00         $0.00        $0.00

Class K
3/1/05+++ to  7/31/05..      $6.05      $(.01)       $.41              $.40     $0.00        $0.00         $0.00        $0.00

Class I
3/1/05+++ to  7/31/05..      $6.05      $(.01)       $.42              $.41     $0.00        $0.00         $0.00        $0.00



                         Less Distributions                                             Ratios/Supplemental Data
                         ------------------                                             ------------------------

                                                                               Net
                                                         Net                   Assets,
                                         Total           Asset                 End of      Ratio of      Ratio of Net
                         Distributions   Dividends       Value,                Period      Expenses      Income (Loss)  Portfolio
                         in Excess of    and             End of     Total      (000's      to Average    to Average     Turnover
Fiscal Year or Period    Capital Gains   Distributions   Period    Return(c)   omitted)    Net Assets    Net Assets     Rate
---------------------    -------------   -------------   ------    ---------   --------    ----------    ----------     ----
Class A
Year ended 7/31/05....    $0.00          $0.00          $6.45      19.89%     $653,612      1.25%       (.88)%           88%
Year ended 7/31/04....     0.00           0.00           5.38      20.63       610,854      1.25(d)    (1.06)(f)        135
12/1/02 to 7/31/03+...     0.00           0.00           4.46      20.54       540,843      1.45*      (1.11)*           75
Year ended 11/30/02...     0.00           0.00           3.70     (22.76)      469,570      1.34       (1.03)           183
Year ended 11/30/01...     0.00           (.29)          4.79     (13.64)      686,445      1.22        (.69)           226
Year ended 11/30/00...     0.00           (.64)          5.83     (15.73)      856,956      1.04        (.55)            86

Class R
3/1/05+++ to 7/31/05..    $0.00          $0.00          $6.45       6.61%          $11      1.42%       (.86)%           88%

Class K
3/1/05+++ to 7/31/05..    $0.00          $0.00          $6.45       6.61%          $11      1.14%       (.58)%           88%

Class I
3/1/05+++ to 7/31/05..    $0.00          $0.00          $6.46       6.78%          $11       .92%       (.35)%           88%



                                     Income from Investment Operations                  Less Dividends and Distributions
                                     ---------------------------------                  --------------------------------

                                                     Net Gains
                                                     or Losses
                                                     on
                                                     Investments                             Distributions
                            Net Asset    Net         (both                      Dividends    in Excess
                            Value,       Investment  realized      Total from   from Net     of Net         Tax        Distributions
                            Beginning    Income      and           Investment   Investment   Investment    Return          from
Fiscal Year or Period       of Period    (Loss)(a)   unrealized)   Operations   Income       Income       of Capital   Capital Gains
---------------------       ---------    ---------   -----------   ----------   ------       ------       ----------   -------------
AllianceBernstein
Small Cap Growth
Portfolio
Class A
Year ended 7/31/05....      $19.70      $(.30)(b)    $4.45           $4.15      $0.00        $0.00        $0.00         $0.00
Year ended 7/31/04....       17.30       (.33)(f)     2.73            2.40       0.00         0.00         0.00          0.00
10/1/02 to 7/31/03+...       13.34       (.24)        4.20            3.96       0.00         0.00         0.00          0.00
Year ended 9/30/02....       16.25       (.30)       (2.61)          (2.91)      0.00         0.00         0.00          0.00
Year ended 9/30/01....       30.76       (.35)      (11.46)         (11.81)      0.00         0.00         0.00          (.72)
Year ended 9/30/00....       23.84       (.38)        7.30            6.92       0.00         0.00         0.00          0.00

Class R
3/1/05+++ to 7/31/05..      $22.88      $(.12)       $1.10            $.98      $0.00        $0.00        $0.00         $0.00

Class K
3/1/05+++ to 7/31/05..      $22.88      $(.10)       $1.11           $1.01      $0.00        $0.00        $0.00         $0.00

Class I
3/1/05+++ to 7/31/05..      $22.88      $(.06)       $1.09           $1.03      $0.00        $0.00        $0.00         $0.00




                         Less Distributions                                             Ratios/Supplemental Data
                         ------------------                                             ------------------------

                                                                               Net
                                                         Net                   Assets,
                                         Total           Asset                 End of      Ratio of      Ratio of Net
                         Distributions   Dividends       Value,                Period      Expenses      Income (Loss)  Portfolio
                         in Excess of    and             End of     Total      (000's      to Average    to Average     Turnover
Fiscal Year or Period    Capital Gains   Distributions   Period    Return(c)   omitted)    Net Assets    Net Assets     Rate
---------------------    -------------   -------------   ------    ---------   --------    ----------    ----------     ----
Class A
Year ended 7/31/05....     $0.00          $0.00         $23.85      21.07%    $207,873       1.60%(d)  (1.37)(b)%      82%
Year ended 7/31/04....      0.00           0.00          19.70      13.87      185,906       1.85(d)   (1.67)(f)       94
10/1/02 to 7/31/03+...      0.00           0.00          17.30      29.69      184,378       2.32*     (1.95)*         94
Year ended 9/30/02....      0.00           0.00          13.34     (17.91)     156,340       1.92      (1.71)          98
Year ended 9/30/01....     (1.98)         (2.70)         16.25     (41.42)     232,456       1.79      (1.58)         109
Year ended 9/30/00....      0.00           0.00          30.76      29.03      458,008       1.68(e)   (1.39)         160

Class R
3/1/05+++ to 7/31/05..     $0.00          $0.00         $23.86       4.28%         $11       1.56%*    (1.37)%*        82%

Class K
3/1/05+++ to 7/31/05..     $0.00          $0.00         $23.89       4.41%         $11       1.29%*    (1.09)%*        82%

Class I
3/1/05+++ to 7/31/05..     $0.00          $0.00         $23.91       4.50%     $19,981       1.36%*    (1.16)%*        82%




                                     Income from Investment Operations                  Less Dividends and Distributions
                                     ---------------------------------                  --------------------------------

                                                     Net Gains
                                                     or Losses
                                                     on
                                                     Investments                             Distributions
                            Net Asset    Net         (both                      Dividends    in Excess
                            Value,       Investment  realized      Total from   from Net     of Net         Tax        Distributions
                            Beginning    Income      and           Investment   Investment   Investment    Return          from
Fiscal Year or Period       of Period    (Loss)(a)   unrealized)   Operations   Income       Income       of Capital   Capital Gains
---------------------       ---------    ---------   -----------   ----------   ------       ------       ----------   -------------
AllianceBernstein
Global Technology Fund
Class A
Year ended 7/31/05......      $49.14     $(.34)(b)    $7.76          $7.42      $0.00        $0.00        $0.00         $0.00
Year ended 7/31/04......       47.44      (.72)(f)     2.42           1.70       0.00         0.00         0.00          0.00
12/1/02 to 7/31/03+.....       43.48      (.54)        4.50           3.96       0.00         0.00         0.00          0.00
Year ended 11/30/02.....       67.05      (.87)      (22.70)        (23.57)      0.00         0.00         0.00          0.00
Year ended 11/30/01.....       95.32      (.82)      (21.17)        (21.99)      0.00         0.00         0.00         (5.86)
Year ended 11/30/00.....      111.46     (1.35)      (10.75)        (12.10)      0.00         0.00         0.00         (4.04)

Class R
Year ended 7/31/05......      $49.08     $(.38)(b)    $7.74          $7.36      $0.00        $0.00        $0.00         $0.00
11/03/03+++ to 7/31/04..       54.17      (.77)(f)    (4.32)         (5.09)      0.00         0.00         0.00          0.00

Class K
3/1/05+++ to 7/31/05....      $54.19     $(.03)       $2.54          $2.51      $0.00        $0.00        $0.00         $0.00

Class I
3/1/05+++ to  7/31/05...      $54.19       $.02       $2.55          $2.57      $0.00        $0.00        $0.00         $0.00




                         Less Distributions                                             Ratios/Supplemental Data
                         ------------------                                             ------------------------

                                                                               Net
                                                         Net                   Assets,
                                         Total           Asset                 End of      Ratio of      Ratio of Net
                         Distributions   Dividends       Value,                Period      Expenses      Income (Loss)  Portfolio
                         in Excess of    and             End of     Total      (000's      to Average    to Average     Turnover
Fiscal Year or Period    Capital Gains   Distributions   Period    Return(c)   omitted)    Net Assets    Net Assets     Rate
---------------------    -------------   -------------   ------    ---------   --------    ----------    ----------     ----
Class A
Year ended 7/31/05......    $0.00       $0.00           $56.56      15.10%    $1,067,072     1.66%(d)    (.65)%(b)        80%
Year ended 7/31/04......     0.00        0.00            49.14       3.58      1,112,174     1.65(d)    (1.36)(f)         80
12/1/02 to 7/31/03+.....     0.00        0.00            47.44       9.11      1,186,488     2.24*      (1.95)*          127
Year ended 11/30/02.....     0.00        0.00            43.48     (35.15)     1,096,744     1.85       (1.64)           117
Year ended 11/30/01.....     (.42)      (6.28)           67.05     (24.90)     1,926,473     1.58       (1.08)            55
Year ended 11/30/00.....     0.00       (4.04)           95.32     (11.48)     2,650,904     1.50        (.98)            46

Class R
Year ended 7/31/05......    $0.00       $0.00           $56.44      15.00%          $74      1.71%(d)    (.70)%(b)        80%
11/03/03+++ to 7/31/04..     0.00        0.00            49.08      (9.40)           23      1.73(d)    (1.42)*(f)         80

Class K
3/1/05+++ to 7/31/05....    $0.00       $0.00           $56.70       4.63%          $11      1.05%*      (.15)%*          80%

Class I
3/1/05+++ to 6/30/05....    $0.00       $0.00           $56.76       4.75%          $10       .81%*        10%*           80%



                                     Income from Investment Operations                  Less Dividends and Distributions
                                     ---------------------------------                  --------------------------------

                                                     Net Gains
                                                     or Losses
                                                     on
                                                     Investments                             Distributions
                            Net Asset    Net         (both                      Dividends    in Excess
                            Value,       Investment  realized      Total from   from Net     of Net         Tax        Distributions
                            Beginning    Income      and           Investment   Investment   Investment    Return          from
Fiscal Year or Period       of Period    (Loss)(a)   unrealized)   Operations   Income       Income       of Capital   Capital Gains
---------------------       ---------    ---------   -----------   ----------   ------       ------       ----------   -------------
AllianceBernstein
Global Health Care Fund
Class A
Year ended 6/30/05....       $11.63       $(.13)(b)    $.89          $.76        $0.00         $0.00       $0.00         $0.00
Year ended 6/30/04....        10.37        (.12)(f)    1.38          1.26         0.00          0.00        0.00          0.00
Year ended 6/30/03....         9.86        (.10)        .61           .51         0.00          0.00        0.00          0.00
Year ended 6/30/02....        11.20        (.12)      (1.22)        (1.34)        0.00          0.00        0.00          0.00
Year ended 6/30/01....        12.40        (.11)      (1.00)        (1.11)        0.00          0.00        0.00          (.08)

Class R
3/1/05+++ to 6/30/05..       $11.54       $(.02)       $.87          $.85        $0.00         $0.00       $0.00         $0.00

Class K
3/1/05+++ to 6/30/05..       $11.54       $(.01)       $.87          $.86        $0.00         $0.00       $0.00         $0.00

Class I
3/1/05+++ to 6/30/05..       $11.54       $0.00(g)     $.87          $.87        $0.00         $0.00       $0.00         $0.00



                         Less Distributions                                             Ratios/Supplemental Data
                         ------------------                                             ------------------------

                                                                               Net
                                                         Net                   Assets,
                                         Total           Asset                 End of      Ratio of      Ratio of Net
                         Distributions   Dividends       Value,                Period      Expenses      Income (Loss)  Portfolio
                         in Excess of    and             End of     Total      (000's      to Average    to Average     Turnover
Fiscal Year or Period    Capital Gains   Distributions   Period    Return(c)   omitted)    Net Assets    Net Assets     Rate
---------------------    -------------   -------------   ------    ---------   --------    ----------    ----------     ----
Class A
Year ended 6/30/05.....     $0.00        $0.00           $12.39       6.54%    $46,505      1.80%(d)     (1.10)%(b)     30%
Year ended 6/30/04.....      0.00         0.00            11.63      12.15      55,079      1.82(d)      (1.07)(f)      34
Year ended 6/30/03.....      0.00         0.00            10.37       5.17      56,077      2.06         (1.12)          8
Year ended 6/30/02.....      0.00         0.00             9.86     (11.96)     63,973      1.85         (1.13)          9
Year ended 6/30/01.....      (.01)        (.09)           11.20      (9.10)     76,827      1.73          (.90)          8

Class R
3/1/05+++ to 6/30//05..     $0.00        $0.00           $12.39       7.37%        $11      1.70%*        (.48)%*       30%

Class K
3/1/05+++ to 6/30//05..     $0.00        $0.00           $12.40       7.45%        $11      1.44%*        (.22)%*       30%

Class I
3/1/05+++ to 6/30//05..     $0.00        $0.00           $12.41       7.54%        $11      1.16%*         .06%*        30%




                                     Income from Investment Operations                  Less Dividends and Distributions
                                     ---------------------------------                  --------------------------------

                                                     Net Gains
                                                     or Losses
                                                     on
                                                     Investments                             Distributions
                            Net Asset    Net         (both                      Dividends    in Excess
                            Value,       Investment  realized      Total from   from Net     of Net         Tax        Distributions
                            Beginning    Income      and           Investment   Investment   Investment    Return          from
Fiscal Year or Period       of Period    (Loss)(a)   unrealized)   Operations   Income       Income       of Capital   Capital Gains
---------------------       ---------    ---------   -----------   ----------   ------       ------       ----------   -------------
AllianceBernstein
Global Research
Growth Fund
Class A
Year ended 6/30/05....       $13.23      $(.02)(b)      $1.35       $1.33       $0.00(g)     $0.00          $0.00         $(.09)
Year ended 6/30/04....        11.33       (.01)(f)       2.68        2.67        (.01)        0.00           0.00          (.76)
7/22/02++ 6/30/03.....        10.00       (.01)(f)       1.34        1.33        0.00         0.00           0.00          0.00

Class R
9/1/04+++ to 6/30/05..       $12.72      $(.04)(b)      $1.85       $1.81       $0.00        $0.00          $0.00         $(.09)

Class K
3/1/05+++ to 6/30/05..       $14.52       $.03(b)       $(.08)      $(.05)      $0.00        $0.00          $0.00         $0.00

Class I
3/1/05+++ to 6/30/05..       $14.52       $.04(b)       $(.08)      $(.04)      $0.00        $0.00          $0.00         $0.00




                         Less Distributions                                             Ratios/Supplemental Data
                         ------------------                                             ------------------------

                                                                               Net
                                                         Net                   Assets,
                                         Total           Asset                 End of      Ratio of      Ratio of Net
                         Distributions   Dividends       Value,                Period      Expenses      Income (Loss)  Portfolio
                         in Excess of    and             End of     Total      (000's      to Average    to Average     Turnover
Fiscal Year or Period    Capital Gains   Distributions   Period    Return(c)   omitted)    Net Assets    Net Assets     Rate
---------------------    -------------   -------------   ------    ---------   --------    ----------    ----------     ----
Class A
Year ended 6/30/05....     $0.00        $(.09)           $14.47      10.06%   $33,944        1.50%(d)     (.15)%(b)      66%
Year ended 6/30/04....      0.00         (.77)            13.23      23.86     20,562        1.50(d)      (.16)(f)       85
7/22/02++ 6/30/03.....      0.00         0.00             11.33      13.30          1        1.70*(d)     (.07)(f)       62

Class R
9/1/04+++ to 6/30/05..     $0.00        $(.09)           $14.44      14.22%        $6        1.70%(d)     (.31)%(b)      66%

Class K
3/1/05+++ to 6/30/05..     $0.00        $0.00            $14.47       (.34)%      $10        1.45%(d)      .54%(b)       66%

Class I
3/1/05+++ to 6/30/05..     $0.00        $0.00            $14.48       (.28)%      $10        1.20%(d)      .79%(b)       66%





                                     Income from Investment Operations                  Less Dividends and Distributions
                                     ---------------------------------                  --------------------------------

                                                     Net Gains
                                                     or Losses
                                                     on
                                                     Investments                             Distributions
                            Net Asset    Net         (both                      Dividends    in Excess
                            Value,       Investment  realized      Total from   from Net     of Net         Tax        Distributions
                            Beginning    Income      and           Investment   Investment   Investment    Return          from
Fiscal Year or Period       of Period    (Loss)(a)   unrealized)   Operations   Income       Income       of Capital   Capital Gains
---------------------       ---------    ---------   -----------   ----------   ------       ------       ----------   -------------
AllianceBernstein
International Growth
Fund
Class A
Year ended 6/30/05....       $11.15       $.15(b)    $2.46          $2.61       $(.04)      $0.00         $0.00          $0.00
Year ended 6/30/04....         8.38        .05(f)     2.76           2.81        (.04)       0.00          0.00           0.00
Year ended 6/30/03....         8.19        .02         .17            .19        0.00        0.00          0.00           0.00
Year ended 6/30/02....         8.76       (.03)       (.54)          (.57)       0.00        0.00          0.00           0.00
Year ended 6/30/01....        13.57        .02       (3.45)         (3.43)       0.00        0.00          0.00          (1.37)

Class R
3/1/05+++ to 6/30/05..       $14.08       $.12       $(.48)         $(.36)      $0.00       $0.00         $0.00          $0.00

Class K
3/1/05+++ to 6/30/05..       $14.08       $.13       $(.48)         $(.35)      $0.00       $0.00         $0.00          $0.00

Class I
3/1/05+++ to 6/30/05..       $14.08       $.14       $(.48)         $(.34)      $0.00       $0.00         $0.00          $0.00




                         Less Distributions                                             Ratios/Supplemental Data
                         ------------------                                             ------------------------

                                                                               Net
                                                         Net                   Assets,
                                         Total           Asset                 End of      Ratio of      Ratio of Net
                         Distributions   Dividends       Value,                Period      Expenses      Income (Loss)  Portfolio
                         in Excess of    and             End of     Total      (000's      to Average    to Average     Turnover
Fiscal Year or Period    Capital Gains   Distributions   Period    Return(d)   omitted)    Net Assets    Net Assets     Rate
---------------------    -------------   -------------   ------    ---------   --------    ----------    ----------     ----
Class A
Year ended 6/30/05....    $0.00           $(.04)        $13.72       23.44%   $310,073       1.57%(d)     1.17%(b)       47%
Year ended 6/30/04....     0.00            (.04)         11.15       33.57     202,899       1.89(d)       .49(f)        50
Year ended 6/30/03....     0.00            0.00           8.38        2.32     163,406       2.29          .23           29
Year ended 6/30/02....     0.00            0.00           8.19       (6.51)    183,160       2.10         (.40)          43
Year ended 6/30/01....     (.01)          (1.38)          8.76      (26.81)    245,873       1.81          .14           42

Class R
3/1/05+++ to 6/30/05..    $0.00           $0.00         $13.72       (2.56)%       $10       1.58%*       2.59%*         47%

Class K
3/1/05+++ to 6/30/05..    $0.00           $0.00         $13.73       (2.49)%       $10       1.32%*       2.85%*         47%

Class I
3/1/05+++ to 6/30/05..    $0.00           $0.00         $13.74       (2.41)%       $10       1.04%*       3.13%*         47%

--------
+    Change in fiscal year end.
++   Commencement of operations.

+++  Commencement of distributions.
*    Annualized.
(a)  Based on average shares outstanding.
(b)  Net of expenses waived/reimbursed by the Adviser.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (e) below, would have been as follows:


                      2000      2001       2002     2003        2004      2005
                      ----      ----       ----     ----        ----      ----
AllianceBernstein
Large Cap Growth
Fund
Class A                --        --         --       --         1.76%     1.53%
Class R                --        --         --       --         1.95%     1.62%
Class K                --        --         --       --           --      1.03%*
Class I                --        --         --       --           --       .83%*


                      2000      2001       2002     2003        2004      2005
                      ----      ----       ----     ----        ----      ----
AllianceBernstein
Growth Fund
Class A                --        --         --       --        1.52%        --
Class R                --        --         --       --          --         --
Class K                --        --         --       --          --         --
Class I                --        --         --       --          --         --

                      2000      2001       2002     2003        2004      2005
                      ----      ----       ----     ----        ----      ----
AllianceBernstein
Mid-Cap Growth
Fund
Class A               --         --         --       --         1.26%       --
Class R               --         --         --       --           --        --
Class K               --         --         --       --           --        --
Class I               --         --         --       --           --        --

                      2000      2001       2002     2003        2004      2005
                      ----      ----       ----     ----        ----      ----
AllianceBernstein
Small Cap
Growth Portfolio
Class A               --         --         --       --        2.01%      1.63%
Class R               --         --         --       --          --         --
Class K               --         --         --       --          --         --
Class I               --         --         --       --          --         --

                      2000      2001       2002     2003        2004      2005
                      ----      ----       ----     ----        ----      ----
AllianceBernstein
Global
Technology Fund
Class A               --         --         --       --         1.81%     1.68%
Class R               --         --         --       --         1.97%*    1.74%
Class K               --         --         --       --           --        --
Class I               --         --         --       --           --        --

                                2001       2002     2003        2004      2005
                                ----       ----     ----        ----      ----
AllianceBernstein
Global Health
Care Fund
Class A                          --         --       --        1.93%      1.84%
Class R                          --         --       --          --         --
Class K                          --         --       --          --         --
Class I                          --         --       --          --         --

                     2001       2001       2002     2003        2004       2005
                     ----       ----       ----     ----        ----       ----
AllianceBernstein
Global Research
Growth Fund
Class A               --         --         --      19.19%*      7.68%    2.51%
Class R               --         --         --       --          --       2.76%*
Class K               --         --         --       --          --       3.10%*
Class I               --         --         --       --          --       2.85%*

                                2001       2002     2003        2004      2005
                                ----       ----     ----        ----      ----
AllianceBernstein
International
Growth Fund
Class A                          --         --       --         2.04%      --
Class R                          --         --       --          --        --
Class K                          --         --       --          --        --
Class I                          --         --       --          --        --

(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:
     AllianceBernstein        2000
     Small Cap Growth
     Portfolio
     Class A                  1.67%


(f)  Net of expenses waived/reimbursed by the Adviser and the transfer agent.

(g)  Amount is less than $.005.


For more information, please call your financial advisor or visit our website at www.AllianceBernstein.com.

This Supplement should be read in conjunction with the Prospectus for the Funds.

You should retain this Supplement with your Prospectus for future reference.

------------
(R) This mark is used under license from the owner, Alliance Capital Management L.P.

[LOGO]                       ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND, INC.

--------------------------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 2005

--------------------------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated November 1, 2004 (as amended November 1, 2005), of AllianceBernstein Global Research Growth Fund, Inc. (the "Fund") that offers Class A, Class B, Class C and Advisor Class shares of the Fund and the current prospectus, dated March 1, 2005 (as amended November 1, 2005), that offers Class A, Class R, Class K and Class I shares of the Fund (each a "Prospectus" and together, the "Prospectuses"). Financial statements for the year ended June 30, 2005 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE
                                                                            ----

DESCRIPTION OF THE FUND...................................................
MANAGEMENT OF THE FUND....................................................
EXPENSES OF THE FUND......................................................
PURCHASE OF SHARES........................................................
REDEMPTION AND REPURCHASE OF SHARES.......................................
SHAREHOLDER SERVICES......................................................
NET ASSET VALUE...........................................................
DIVIDENDS, DISTRIBUTIONS AND TAXES........................................
PORTFOLIO TRANSACTIONS....................................................
GENERAL INFORMATION.......................................................
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
   REGISTERED PUBLIC ACCOUNTING FIRM......................................
APPENDIX A: FUTURES CONTRACTS, OPTIONS ON FUTURES
   CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES............................   A-1
APPENDIX B: STATEMENT OF POLICIES AND PROCEDURES FOR VOTING PROXIES.......   B-1

----------
(R): This mark is used under license from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------

                             DESCRIPTION OF THE FUND

--------------------------------------------------------------------------------

          The Fund is an open-end investment company. The Fund is a diversified fund as a matter of fundamental policy. The Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote. Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous notice to its shareholders. There is no guarantee that the Fund will achieve its investment objective.

          Special Investment Considerations. Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by U.S. corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

Additional Investment Policies and Practices
--------------------------------------------

          The following investment policies and restrictions supplement those set forth above and in the Prospectuses. All references to the Fund's net assets in this SAI refer to net assets including any borrowings for investment purposes.

          Options. In seeking to attain long-term growth of capital, the Fund may supplement customary investment practices by writing and purchasing call options listed on one or more U.S. or foreign securities exchanges and purchasing put options, including listed put options and put options on market indexes. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date, at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. Prior to the expiration of the option, the seller (the "writer") of the option has an obligation to sell the underlying security to the holder of the option at the exercise price regardless of the market price of the security at the time the option is exercised. The premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized capital gains. The difference between the premium and the amount paid upon executing a closing purchase transaction, including brokerage commissions, is also treated as a gain, or if the premium is less than the amount paid for the closing purchase transaction, as a loss. If a call option is exercised, the premium is added to the proceeds from the sale in determining whether the Fund has realized a gain or loss.

          Writing and purchasing options are highly specialized activities and entail greater than ordinary investment risks. The Fund will not write a call option unless the Fund at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities, or (b) an offsetting call option on the same securities.

          The Fund will not write put options unless adequate liquid assets are set aside until the expiration of the put option to cover the aggregate exercise price of the securities to be acquired by the Fund pursuant to the put option. The Fund will only write call options if such writing does not result in a short position. The Fund will maintain the underlying securities until the expiration date of the call option granted by the Fund. However, the Fund may dispose of the underlying securities in declining markets as long as the market is sufficiently liquid to enable the Fund to cover its position at any time and the aggregate of the exercise prices payable under the call options written are not greater than 25% of the Fund's net assets. The Fund will not purchase or sell any option, unless the option is quoted on a stock exchange or dealt in on a regulated market, and provided that immediately after its acquisition, the aggregate of the acquisition prices of all options held by the Fund (in terms of premiums paid) is not greater than 15% of the Fund's net assets.

          In the event the option is exercised, the Fund will be obligated to sell stocks below the current market price. The Fund's potential for gain is limited to the difference between the exercise price plus the premium less the cost of the security. Alternatively, the option's position could be closed out by purchasing a like option. It is possible that the Fund might be unable to execute such a closing purchase transaction. If the price of a security declines below the amount to be received from the exercise price less the amount of the call premium received and if the option could not be closed, the Fund would hold a security which might otherwise have been sold to protect against depreciation. In addition, the Fund's portfolio turnover may increase to the extent that the market price of the underlying securities covered by call options written by the Fund increases and the Fund has not entered into a closing purchase transaction.

          If an option purchased by the Fund expires without being exercised, its premium would be lost by the Fund.

          Options on Market Indexes. Options on securities indexes are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          Through the purchase of listed index options, the Fund could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Fund's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

          The Fund may sell call options on securities indexes or purchase put options on securities indexes to hedge the risk of fluctuations of its portfolio securities. The value of the underlying securities included in the relevant securities index options shall not exceed, together with outstanding commitments in financial futures contracts entered into for the same purpose, the aggregate value of the portion of the Fund's assets to be hedged. For purposes of the efficient management of its portfolio securities, the Fund may purchase call options on securities indexes to facilitate changes in the allocation of the Fund's assets between markets or in a significant market sector advance (or in anticipation of one), provided that the value of the underlying securities included in the relevant securities index options is covered by uncommitted cash reserves, short dated debt securities and instruments or securities to be disposed of at predetermined prices.

          The Fund may deal only in options on securities indexes that are listed on a stock exchange or dealt in on a regulated market. However, the Fund may purchase or sell OTC options on financial instruments, if such transactions are more advantageous to the Fund or if quoted options having the required features are not available, provided that such transactions are made with highly rated counterparties specializing in these types of transactions. Further, the aggregate acquisition cost (in terms of premiums paid) of all options on securities and such options on interest rate futures and other financial instruments purchased by the Fund for purposes other than hedging, shall not exceed 15% of the Fund's net assets.

          Currency Hedging Techniques. The Fund may engage in various portfolio strategies to hedge its portfolio against currency risks. These strategies include the use of forward foreign currency transactions, currency options and futures and options on such futures. The Fund may enter into such transactions only in connection with hedging strategies. While the Fund's use of hedging strategies is intended to reduce the risk of declines in the net asset value ("NAV") of Fund shares, there can be no assurance that the Fund's hedging transactions will be effective. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the currency exchange rates occur.

          Although certain risks are involved in forward, futures and options transactions, Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser" or "Alliance") believes that, because the Fund will only engage in these transactions for hedging purposes, the forward, futures and options portfolio strategies of the Fund will not subject the Fund to those additional risks associated with the speculative use of futures transactions.

          Forward Currency Exchange Contracts. The Fund may purchase or sell forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Under normal market conditions, this rate differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange between currencies of the different countries in whose securities it will invest as a hedge against possible variations in the foreign exchange rates between these currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (up to one year) which is individually negotiated and privately traded by currency traders and their customers. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency exchange contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward currency exchange contracts with respect to portfolio security positions denominated or quoted in such foreign currency. Forward currency exchange contracts reduce the potential gain from a positive change in the relationship between U.S. Dollar and other currencies.

          Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities denominated in such currency or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

          Forward currency exchange contracts must be either quoted on a stock exchange or dealt in or on a regulated market. However, the Fund may enter into forward currency exchange contracts with highly rated financial institutions.

          Foreign Currency Options, Foreign Currency Futures and Options on Foreign Currency Futures. The Fund is also authorized to purchase or sell listed or unlisted foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. Dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. Dollars of an investment in a pound sterling denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of pounds for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the pound relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of pounds for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the unlimited opportunity to profit from increases in the relative value of the pound to the dollar. All options written by the Fund must be "covered," and must remain "covered" as long as the Fund is obligated as a writer. For example, where the Fund sells a call option on a futures or forward contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments or currency underlying the futures or forward contracts. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures or forward contract at a price no higher than the strike price of the call option sold by the Fund. A put option written by the Fund may be "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else owns a put on the same contract as the put written where the exercise price of the put held is equal or greater than the exercise price of the put written.

          Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. Unlisted options are two-party contracts and have negotiated strike prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy or sell a specified amount of a currency for a set price on a future date. Certain futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund may enter into such transactions only in connection with hedging strategies against variations on exchange rates.

          Contracts on currencies must either be quoted on a stock exchange or dealt in or on a regulated market except that the Fund may enter into currency forward contracts or swap arrangements with highly rated financial institutions.

          The Fund will segregate in a segregated account with its custodian bank liquid assets having a market value substantially representing any subsequent decrease in the market value of such hedged security, less any initial or variation margin held in the account of its broker.

          Currency Swaps. The Fund may enter into currency swaps for hedging purposes. Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

          Risk Factors in Options, Futures and Currency Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the currencies which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the currency, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the currencies which are the subject of the hedge. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contract. Transactions in options and options on futures contracts involve similar risks. The successful use of such instruments draws upon the Adviser's special skills with respect to such instruments and usually depends on the Adviser's ability to forecast currency exchange rate movements correctly.

          Other risks inherent in the use of these forward, futures and options on futures strategies include: imperfect correlation between movements in the prices of futures contracts or options thereon and movements in the exchange rates of the currencies hedged, the fact that skills and techniques needed to trade futures contracts and options thereon are different from those needed to select equity securities, no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time, and the fact that some futures markets have daily price movements limits. There are similar risks inherent in the use of options on foreign currencies.

          Prior to exercise or expiration, an exchange-traded option position written by the Fund can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible for the Fund to close a particular option or futures position. In the case of a futures position, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the currency underlying the currency futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option.

          The exchanges on which the Fund intends to conduct options transactions have generally established "position limits" which are limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position and trading limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio. On the other hand, the protections afforded to exchange participants by position and trading limits are not available with respect to transactions in unlisted options.

          Synthetic Foreign Equity Securities. The Fund may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.


          The Fund will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.


          The Fund will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.


          International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.


          The Fund may also invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

          ADRs and EDRs. In addition to purchasing corporate securities of non-U.S. issuers in overseas securities markets, the Fund may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

          Illiquid Securities. The Fund will not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities are securities restricted as to disposition under Federal securities laws and include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), and (b) over-the-counter options and assets used to cover over-the-counter options, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. Securities purchased pursuant to Rule 144A will generally not be treated as illiquid securities.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and securities which are otherwise not readily marketable. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          A large institutional market has developed for certain securities that are not registered under the Securities Act, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Fund's Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of securities.

          Stock Index Futures. The Fund may purchase and sell stock index futures contracts. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of liquid assets equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Fund will not purchase and sell options on stock index futures contracts.

          In order to hedge the risk of fluctuation of the value of its assets, the Fund may have outstanding commitments to sell stock index futures contracts not exceeding the corresponding risk of fluctuation of the value of the corresponding portion of such assets. For the purpose of efficient management of its portfolio, the Fund may purchase stock index futures contracts. The Fund will do so mainly to facilitate changes in the allocation of its assets between markets or in a significant market sector advance (or in anticipation of one), provided that sufficient uncommitted cash reserves, short dated debt securities or instruments owned by the Fund or securities to be disposed of by the Fund at a predetermined value exist to match the underlying exposure of both the futures positions and the value of the underlying securities included in call stock index options acquired for the same purpose. The Fund may purchase only those stock index futures that are either listed on a stock exchange or dealt in on a regulated market.

          For more detailed description of stock index futures contracts, see Appendix A.

          General. The successful use of the foregoing investment practices, which may be used as a hedge against changes in the values of securities resulting from market conditions, draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast movements of specific securities or stock indices correctly. Should these securities or indices move in an unexpected manner, the Fund may not achieve the anticipated benefits of options and stock index futures contracts or may realize losses and, thus, be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of securities being hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's ability to dispose of its position in options and stock index futures will depend on the availability of liquid markets in these instruments. No assurance can be given that the Fund will be able to close a particular option or stock index futures position.

          Lending of Portfolio Securities. In order to increase income, the Fund may from time to time lend portfolio securities to brokers, dealers and financial institutions and receive collateral in the form of liquid assets or bank letters of credit. Under the Fund's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the market value of the loaned securities (including interest accrued on the loaned securities) adjusted (marking-to-market) with the borrower each day the securities are on loan to provide for price fluctuations. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. The interest accruing on the loaned securities will be paid to the Fund and the Fund will have the right, on demand, to call back the loaned securities. The Fund may pay fees to arrange the loans. The Fund will not lend portfolio securities in excess of 33 1/3% of the value of its net assets (including collateral).

          While such securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state within which its shares are qualified for sale. Loans will be subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Although voting rights may pass with the loaned securities, if a material event affecting the investment is to be voted on, the loan must be terminated and the securities voted by the Fund. Borrowed or equivalent securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan. The Board of Directors will monitor the Fund's lending of portfolio securities.

          Futures Contracts and Options on Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies, or contracts based on financial indices, including any index of U.S. Government Securities, securities issued by foreign government entities, or common stocks ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

          Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

          The Fund may sell interest rate futures or write call options or purchase put options on interest rates for hedging purposes. Such contracts or options must be denominated in the currencies in which the assets of the Fund are denominated, or in currencies that are likely to fluctuate in a similar manner. They must also be listed on an exchange or dealt in on a regulated market.

          The Fund may enter into interest rate futures purchase contracts or acquire call options on interest rate futures for the purpose of efficient portfolio management. The Fund will enter into these futures and options mainly in order to facilitate changes in the allocation of its assets between shorter or longer term markets in a significant market sector advance (or in anticipation of one), or to give a longer term exposure to short term investments. Sufficient uncommitted cash reserves, short dated debt securities or instruments or securities to be disposed of at predetermined value must exist to match the underlying exposure of both the futures positions and the value of the underlying securities included in call options on interest rate futures acquired for the same purpose.

          Options on interest rate futures must either be listed on an exchange or dealt in on a regulated market, except that the Fund may purchase or sell OTC options on financial instruments, if such transactions are more advantageous to the Fund or if quoted options having the required features are not available, provided that such transactions must be made with highly rated counterparties specializing in these types of transactions. Further, the aggregate acquisition costs (in terms of premiums paid) of all options on securities and options on interest rate futures and other financial instruments purchased by the Fund for purposes other than hedging, shall not exceed 15% of the Fund's net assets.

          The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to regulation as a pool operator under that Act.

          The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's custodian will place liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under futures contracts.

          For additional information on the use, risks and costs of futures contracts and options on futures contracts, see Appendix A.

          Interest Rate Transactions. In order to attempt to protect the value of the Fund's investments from interest rate fluctuations, the Fund may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

          The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only be entered into on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the custodian. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become well established and provides a degree of liquidity. Caps and floors are more recent innovations for which documentation is not as standardized and, accordingly, they are less liquid than swaps.

Certain Fundamental Investment Policies
---------------------------------------

          The Fund is also subject to the following restrictions in implementing its investment policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The approval of a majority of the Fund's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

          As a matter of fundamental policy, the Fund may not:

          (a) with respect to 75% of its assets (i) have more than 5% of its assets invested in any one issuer and (ii) own more than 10% of the outstanding voting securities of any one issuer;

          (b) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of the value of the Fund's total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer;

          (c) invest 25% or more of the value of its total assets in the same industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

          (d) mortgage, pledge or hypothecate or otherwise encumber its assets, except as may be necessary in connection with permissible borrowings mentioned in investment restriction (g) listed below;

          (e) purchase the securities of any other investment company or investment trust, except when such purchase is part of a merger, consolidation or acquisition of assets;

          (f) purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

          (g) issue senior securities or borrow money, (except as permitted by the 1940 Act and the regulations and interpretations thereunder);

          (h) make loans to other persons, except that the Fund may (i) lend its portfolio securities in accordance with the Fund's investment policies in amounts up to 33 1/3% of the total assets of the Fund taken at market value, (ii) purchase money market securities and enter into repurchase agreements, and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

          (i) purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          (j) purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Fund from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Fund's investment policies, or (ii) investing in securities of any kind; or

          (k) act as an underwriter of securities, except that the Fund may acquire restricted securities or securities in private placements under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the Securities Act.

          Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of any such maximum.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Adviser
-------

          Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectuses).

          The Adviser is a leading global investment management firm supervising client accounts with assets as of June 30, 2005 totaling approximately $516 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.


          Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2005, Alliance Capital Management Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.0% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange ("Exchange") under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. Alliance Capital Management Corporation ("ACMC") is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


          As of June 30, 2005, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 60.1% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units that, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 61.1% in Alliance. As of June 30, 2005, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.4% of the issued and outstanding Alliance Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Based on information provided by AXA, as of January 31, 2005, approximately 17.62% of the issued ordinary shares (representing 27.99% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of January 31, 2005, 65.72% of the shares (representing 75.42% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 20.90% of the shares of Finaxa (representing 12.89% of the voting power) were owned by BNP Paribas, a French bank. As of January 31, 2005, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.35% of the issued ordinary shares (representing 32.36% of the voting power) of AXA.

          Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of the Adviser or its affiliates.

          The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefor must be specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser, after any waivers and/or reimbursements, a total of $0 in respect of such services during the fiscal year of the Fund ended June 30, 2005.


          For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser at the annual rate of 1.00% of the Fund's average daily net assets up to $5 billion; 0.95% of the Fund's average daily net assets exceeding $5 billion up to $7.5 billion; 0.90% of the Fund's average daily net assets exceeding $7.5 billion up to $10 billion; and 0.85% of the Fund's average daily net assets exceeding $10 billion. Effective as of January 1, 2004, the Adviser waived a portion of its advisory fee. The advisory fee waiver reduced the advisory fee to .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion and .60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. Effective September 7, 2004, the Board of Directors approved an amendment to the Advisory Agreement to reduce the contractual advisory fee to these amounts. The fee is accrued daily and paid monthly. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.50%, 2.20%, 2.20%, 1.70%, 1.45%, 1.20% and 1.20% of average daily net assets, respectively, for Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares. This contractual agreement automatically extends each year unless the Adviser provides written notice 60 days prior to the Fund's fiscal year end. For the fiscal years ended June 30, 2005 and 2004 and the fiscal period ended June 30, 2003, the Adviser received from the Fund, advisory fees in the amount of $0 (net of $389,710, which was waived by the Advisor due to the expense limitation agreement and $20,170 which was waived by the Adviser under the agreement with the New York Attorney General), $0 (net of $48,140, which was waived by the Adviser due to the expense limitation agreement and $11,884, which was waived by the Adviser under the agreement with the New York Attorney General) and $0 (net of $19,240, which was waived by the Adviser due to the expense limitation agreement), respectively.

          The Advisory Agreement became effective on July 10, 2002. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or "interested persons," as defined in the 1940 Act, of any such party at a meeting called for the purpose and held on July 9, 2002.

          The Advisory Agreement continues in effect provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement, or interested persons, as defined in the 1940 Act, of any such party, at a meeting in person called for the purpose of voting on such matter. Most recently continuance of the Advisory Agreement for an additional annual term was approved by vote, cast in person, by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meeting held on December 14-16, 2004.

          The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Directors on 60 days' written notice or by the Adviser on 60 days' written notice, and will automatically terminate in the event of assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder and duties under the Advisory Agreement.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Government Reserves, AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein Institutional Reserves, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.


Additional Information About the Fund's Portfolio Managers
----------------------------------------------------------


          The management of and investment decisions for the Fund's portfolio are made by the Adviser's Global Research Growth research sector head with oversight by the Adviser's Global Research Growth Oversight Group. Mr. Norman M. Fidel, Ms. Jane E. Schneirov, Ms. Gina M. Griffin, Ms. Janet A. Walsh, Mr. Thomas A. Schmitt, and Mr. Francis X. Suozzo are the research sector heads with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.


          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of June 30, 2005 are set forth below:


                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(1)

Mr. Norman M. Fidel                                 None

Ms. Jane E. Schneirov                               None

Ms. Gina M. Griffin                                 None

Ms. Janet A. Walsh                                  $10,001 - $50,000

Mr. Thomas A. Schmitt                               None

Mr. Francis X. Suozzo                               None


----------
(1) The ranges presented above include any vested shares awarded under Alliance's Partners Compensation Plan and/or the Profit Sharing/401(k) Plan (the "Plans").


          As of June 30, 2005, Alliance Capital employees had approximately $[________________] invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2005.


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                     Number of     Total Assets
                                                     Registered    of Registered
                          Total        Total         Investment    Investment
                          Number of    Assets of     Companies     Companies
                          Registered   Registered    Managed       Managed
                          Investment   Investment    with          with
                          Companies    Companies     Performance-  Performance-
Portfolio Manager         Managed      Managed       based Fees    based Fees
-------------------------------------------------------------------------------
Mr. Norman M.Fidel        4            $273,000,000   None          None

-------------------------------------------------------------------------------
Ms. Jane E. Schneirov     None         None           None          None

-------------------------------------------------------------------------------
Ms. Gina M. Griffin       None         None           None          None

-------------------------------------------------------------------------------
Ms. Janet A. Walsh        4           $2,499,000,000  None          None

-------------------------------------------------------------------------------
Mr. Thomas A. Schmitt     1            $12,000,000    None          None

-------------------------------------------------------------------------------
Mr. Francis X. Suozzo     None         None           None          None

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                       OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                      Number of     Total Assets
                                                      Pooled        of Pooled
                           Total        Total         Investment    Investment
                           Number of    Assets of     Vehicles      Vehicles
                           Pooled       Pooled        Managed       Managed
                           Investment   Investment    with          with
                           Vehicles     Vehicles      Performance-  Performance-
Portfolio Manager          Managed      Managed       based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Norman M.Fidel         2            $618,000,000   None          None

--------------------------------------------------------------------------------
Ms. Jane E. Schneirov      1            $6,000,000     None          None

--------------------------------------------------------------------------------
Ms. Gina M. Griffin        1            $8,000,000     None          None

--------------------------------------------------------------------------------
Ms. Janet A. Walsh         2            $599,000,000   None          None

--------------------------------------------------------------------------------
Mr. Thomas A. Schmitt      2            $29,000,000    None          None

--------------------------------------------------------------------------------
Mr. Francis X. Suozzo      1            $9,000,000     None          None



--------------------------------------------------------------------------------

                                OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                      Number
                                                      of            Total
                           Total        Total         Other         Assets
                           Number       Assets        Accounts      of Other
                           of           of            Managed       Accounts
                           Other        Other         with          with
                           Accounts     Accounts      Performance-  Performance-
Portfolio Manager          Managed      Managed       based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Norman M.Fidel         2            $197,000,000   None          None

--------------------------------------------------------------------------------
Ms. Jane E. Schneirov      2            $178,000,000   None          None

--------------------------------------------------------------------------------
Ms. Gina M. Griffin        3            $421,000,000    1           $197,000,000

--------------------------------------------------------------------------------
Ms. Janet A. Walsh         3            $209,000,000   None          None

--------------------------------------------------------------------------------
Mr. Thomas A. Schmitt      2            $259,000,000   None          None

--------------------------------------------------------------------------------
Mr. Francis X. Suozzo      2            $253,000,000   None          None


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------


          As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.


          Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.


          Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.


          Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.


          Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.


          To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.


Portfolio Manager Compensation
------------------------------


          Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:


          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.


          (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.


          (iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(2)

----------
(2) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.

          (iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                           PRINCIPAL                 PORTFOLIOS IN  OTHER
NAME, ADDRESS,             OCCUPATION(S)             FUND COMPLEX   DIRECTOR-
DATE OF BIRTH              DURING PAST               OVERSEEN       SHIPS HELD
AND (YEAR ELECTED*)        5 YEARS                   BY DIRECTOR    BY DIRECTOR
------------------------   -----------------------   -------------  -----------

INTERESTED DIRECTOR

Marc O. Mayer,**           Executive Vice President        81       SCB Partners
1345 Avenue of the         of ACMC since 2001;                      Inc.; SCB,
Americas,                  prior thereto, Chief                     Inc.
New York, NY 10105         Executive Officer of
10/2/1957                  Sanford C. Bernstein &
(2003)                     Co., LLC ("SCB & Co.")
                           and its predecessor
                           since prior to 2000.

DISINTERESTED DIRECTORS

Chairman of the Board
William H. Foulk, Jr.,#+   Investment Adviser and          108      None
2 Sound View Dr.,          an Independent
Suite 100,                 Consultant. He was
Greenwich, CT 06830        formerly Senior Manager
9/7/1932                   of Barrett Associates,
(2002)                     Inc., a registered
                           investment adviser, with
                           which he had been
                           associated since prior
                           to 2000. He was formerly
                           Deputy Comptroller and
                           Chief Investment Officer
                           of the State of New York
                           and, prior thereto,
                           Chief Investment Officer
                           of the New York Bank for
                           Savings.

Ruth Block,***#            Formerly Executive Vice         105      None
500 S.E. Mizner Blvd.,     President and Chief
Boca Raton, FL 33432       Insurance Officer of The
11/7/1930                  Equitable Life Assurance
(2002)                     Society of the United
                           States; Chairman and
                           Chief Executive Officer
                           of Evlico (insurance);
                           Director of Avon, BP
                           (oil and gas), Ecolab
                           Incorporated (specialty
                           chemicals), Tandem
                           Financial Group and
                           Donaldson, Lufkin &
                           Jenrette Securities
                           Corporation; Governor at
                           Large, National
                           Association of
                           Securities Dealers, Inc.

David H. Dievler,#         Independent consultant.         107      None
P.O. Box 167,              Until December 1994, he
Spring Lake, NJ 07762      was Senior Vice
10/23/1929                 President of ACMC
(2002)                     responsible for mutual
                           fund administration.
                           Prior to joining ACMC in
                           1984, he was Chief
                           Financial Officer of
                           Eberstadt Asset
                           Management since 1968.
                           Prior to that, he was a
                           Senior Manager at Price
                           Waterhouse & Co. Member
                           of American Institute of
                           Certified Public
                           Accountants since 1953.

John H. Dobkin,#           Consultant. Formerly            105      None
P.O. Box 12,               President of Save
Annandale, NY 12504        Venice, Inc.
2/19/1942                  (preservation
(2002)                     organization) from
                           2001-2002, Senior
                           Advisor from June 1999 -
                           June 2000 and President
                           of Historic Hudson
                           Valley (historic
                           preservation) from
                           December 1989 to May
                           1999. Previously,
                           Director of the National
                           Academy of Design and
                           during 1988-1992,
                           Director and Chairman of
                           the Audit Committee of
                           ACMC.

Michael J. Downey,#       Consultant since January        80        Asia Pacific
c/o Alliance Capital       2004. Formerly managing                  Fund, Inc.
Management L.P.            partner of Lexington                     and the
Attn: Philip L. Kirstein   Capital, LLC (investment                 Merger Fund
1345 Avenue of the         advisory firm) from
Americas                   December 1997 until
New York, NY 10105         December 2003. Prior
1/26/1944                  thereto, Chairman and
(2005)                     CEO of Prudential Mutual
                           Fund Management from
                           1987 to 1993.


----------
*    There is no stated term of office for the Fund's Directors.
** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.
*** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of Alliance. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States.Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.
+    Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.


          The Fund's Board of Directors has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.


          The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year.


          The function of the Governance and Nominating Committee is to nominate persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee met five times during the Fund's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of Alliance's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.


          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met three times during the Fund's most recently completed fiscal year.

           In approving the most recent annual continuance of the Advisory Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.

            The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. The Fund's performance was compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered an expense limitation agreement for the Fund that sets expense caps on overall Fund expenses and provides for waiver of fees by the Adviser or reimbursement of expenses if needed to meet such caps, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent registered public accounting firm in periodic meetings with the Fund's Audit Committee.

            In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives.
The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of the Fund as a percentage of assets at different levels and possible economies of sale to the Advisers. For these purposes, the Directors took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of providing certain administrative services. In evaluating the Fund's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Fund.

            The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning the policies and procedures of the Adviser with respect to the execution of portfolio transactions.

      No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

          The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                         AGGREGATE DOLLAR RANGE
                                                         OF EQUITY SECURITIES IN
                             DOLLAR RANGE OF EQUITY      THE ALLIANCEBERNSTEIN
                             SECURITIES IN THE FUND AS   FUND COMPLEX AS OF
                             OF DECEMBER 31, 2004        DECEMBER 31, 2004
                             --------------------        -----------------

Marc O. Mayer                None                        Over $100,000
Ruth Block                   None                        Over $100,000
David H. Dievler             None                        Over $100,000
John H. Dobkin               None                        Over $100,000
Michael J. Downey            None                        None
William H. Foulk, Jr.        None                        $50,001 - $100,000

Officer Information
-------------------

          Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*              POSITION(S) HELD           PRINCIPAL OCCUPATION
AND DATE OF BIRTH           WITH FUND                  DURING PAST 5 YEARS
-----------------           -----------------          -------------------

Marc O. Mayer,              President and Chief        See biography above.
10/2/1957                   Executive Officer

Michael R. Baldwin,         Senior Vice President      Senior Vice President of
2/26/1958                                              ACMC,** with which he
                                                       has been associated
                                                       since prior to 2000.

Norman M. Fidel,            Senior Vice President      Senior Vice President of
9/17/1945                                              ACMC,** with which he
                                                       has been associated
                                                       since prior to 2000.

Philip L. Kirstein,         Senior Vice President and  Senior Vice President
5/29/1945                   Independent Compliance     and Independent
                            Officer                    Compliance Officer of
                                                       the Alliance Bernstein
                                                       Funds, with which he has
                                                       been associated since
                                                       October 2004.  Prior
                                                       thereto, he was Of
                                                       Counsel to Kirkpatrick &
                                                       Lockhart, LLP from
                                                       October 2003 to October
                                                       2004, and General
                                                       Counsel of Merrill Lynch
                                                       Investment Managers,
                                                       L.P. from 2000 until
                                                       March 2003.

Paul C. Rissman,            Senior Vice President      Executive Vice President
11/10/1956                                             of ACMC,** with which he
                                                       has been associated
                                                       since prior to 2000.

Thomas J. Bardong,          Vice President             Senior Vice President of
4/28/1945                                              ACMC,** with which he
                                                       has been associated
                                                       since prior to 2000.

Russell Brody,              Vice President             Vice President of
11/14/1966                                             ACMC,** with which he
                                                       has been associated
                                                       since prior to 2000.

Gina M. Griffin,            Vice President             Senior Vice President of
10/9/1959                                              ACMC,** with which she
                                                       has been associated
                                                       since prior to 2000.

Thomas A. Schmitt,          Vice President             Senior Vice President of
7/13/1957                                              ACMC,** with which he
                                                       has been associated
                                                       since prior to 2000.

Jane E. Schneirov,          Vice President             Senior Vice President of
3/26/1970                                              ACMC,** with which she
                                                       has been associated
                                                       since 2000.

Francis X. Suozzo,          Vice President             Senior Vice President of
5/31/1957                                              ACMC,** with which he
                                                       has been associated
                                                       since prior to 2000.

Janet A. Walsh,             Vice President             Senior Vice President of
2/2/1962                                               ACMC,** with which she
                                                       has been associated
                                                       since prior to 2000.

Mark D. Gersten,            Treasurer and Chief        Senior Vice President of
10/4/1950                   Financial Officer          AGIS** and Vice
                                                       President of
                                                       AllianceBernstein
                                                       Investment Research and
                                                       Management, Inc.
                                                       ("ABIRM")** with which
                                                       he has been associated
                                                       since prior to 2000.

Vincent S. Noto,            Controller                 Vice President of AGIS,**
12/14/1964                                             with which he has been
                                                       associated since prior to
                                                       2000.

Mark R. Manley,             Secretary                  Senior Vice President,
10/23/1962                                             Deputy General Counsel
                                                       and Chief Compliance
                                                       Officer of ACMC,** with
                                                       which he has been
                                                       associated since prior to
                                                       2000.

Andrew L. Gangolf,          Assistant Secretary        Senior Vice President and
8/15/1954                                              Assistant General Counsel
                                                       of ABIRM,** with which he
                                                       has been associated since
                                                       prior to 2000.

----------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM, and AGIS are affiliates of the Fund.

          The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended June 30, 2005, the aggregate compensation paid to each of the Directors during calendar year 2004 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.



                                                                     Total
                                                                     Number of
                                                                     Investment
                                                      Total          Portfolios
                                                      Number         within the
                                                      of Funds       Alliance-
                                                      in the         Bernstein
                                                      Alliance-      Fund
                                       Total          Bernstein      Complex,
                                       Compensation   Fund Complex,  Including
                                       From the       Including      the Fund,
                                       Alliance-      the Fund,      as to
                       Aggregate       Bernstein      as to which    which the
                       Compensation    Fund Complex,  the Director   Director is
                       From            Including      is a Director  a Director
Name of Director       the Fund        the Fund       or Trustee     or Trustee
----------------       --------        --------       ----------     ----------

Marc O. Mayer          $0               $0                 37            81
Ruth Block             $4,088           $223,200           39           105
David H. Dievler       $4,106           $268,250           41           107
John H. Dobkin         $4,309           $252,900           39           105
Michael J. Downey      $2,145           $0                 36            80
William H. Foulk, Jr.  $6,957           $465,250           42           108


          As of October 7, 2005, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUND

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B, Class C, Class R and Class K shares in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

          During the Fund's fiscal year ended June 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $83,020 which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $390,488. Of the $473,508 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $264 was spent on advertising, $752 on the printing and mailing of prospectuses for persons other than current shareholders, $303,866 for compensation to broker-dealers and other financial intermediaries (including $180,669 to the Fund's Principal Underwriters), $0 for compensation to sales personnel, $168,626 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During the Fund's fiscal year ended June 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $3,628 which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $7,303. Of the $10,931 paid by the Fund and the Adviser under Rule 12b-1 Plan with respect to the Class B shares, $2 was spent on advertising, $36 on the printing and mailing of prospectuses for persons other than current shareholders, $9,722 for compensation to broker-dealers and other financial intermediaries (including $899 to the Fund's Principal Underwriters), $111 for compensation to sales personnel, $888 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $172 was spent on interest on Class B shares financing.


          During the Fund's fiscal year ended June 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $6,770 which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $10,941. Of the $17,711 paid by the Fund and the Adviser under Rule 12b-1 Plan with respect to the Class C shares, $0 was spent on advertising, $115 on the printing and mailing of prospectuses for persons other than current shareholders, $10,740 for compensation to broker-dealers and other financial intermediaries (including $4,754 to the Fund's Principal Underwriters), $2,157 for compensation to sales personnel, $4,441 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $258 was spent on interest on Class C shares financing.


          During the Fund's fiscal year ended June 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $23 which constituted .50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $143. Of the $166 paid by the Fund and the Adviser under Rule 12b-1 Plan with respect to the Class R shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $99 for compensation to broker-dealers and other financial intermediaries (including $77 to the Fund's Principal Underwriters), $0 for compensation to sales personnel, $67 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on interest on Class R shares financing.


          During the Fund's fiscal year ended June 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $8 which constituted .25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $8 paid by the Fund and the Adviser under Rule 12b-1 Plan with respect to the Class K shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $0 for compensation to broker-dealers and other financial intermediaries (including $0 to the Fund's Principal Underwriters), $0 for compensation to sales personnel, $8 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on interest on Class K shares financing.


          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares, Class C shares, Class R shares and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fees on the Class B shares and Class C shares and the distribution services fees on the Class R shares and Class K shares are the same as those of the initial sales charge and/or distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

          With respect to Class A shares of the Fund, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABIRM's compensation with respect to Class B, Class C, Class R and Class K shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABIRM. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

          Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B, Class C, Class R, and Class K shares of the Fund were, respectively, $7,978 (1.24% of the net assets of Class B), $16,023 (1.72% of the net assets of Class C), $150 (2.64% of the net assets of Class R), and $0 (0% of the net assets of Class K).

          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD"), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement was initially approved by the Directors of the Fund at a meeting held on July 9, 2002. The Agreement will continue in effect provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, continuance of the Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meeting held December 14-16, 2004.

          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares, Class C shares, Class R shares or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          AGIS, an indirect wholly-owned subsidiary of the Adviser located principally at 500 Plaza Drive, Secaucus, NJ 07094 and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A, Class R, Class K, Class I and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended June 30, 2005, the Fund paid AGIS $23,369 pursuant to the Transfer Agency Agreement.

          AGIS acts as the transfer agent for the Fund. AGIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

          Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in your Prospectus in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix B.

          Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds."

General
-------

          Shares of the Fund are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus account are held on the books of the Fund. All of the classes of shares of the Fund, except Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

          Investors may purchase shares of the Fund either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary, to impose such differing requirements. Sales personnel of financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     o Transaction Surveillance Procedures. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectuses. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

     o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

          The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of the Fund is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective NAVs of the various classes of shares of the Fund are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares will generally be slightly lower than the NAVs of the Class A, Class K, Class I and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m. Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m. Eastern time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

          Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A, Class R, Class K, Class I and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders, because the Class B and Advisor Class shares convert to class A shares under certain circumstances, and the Class A, Class B and Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of the Fund. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements -- Group Retirement Plans," below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the Fund's fiscal years ended June 30, 2005 and 2004 and the fiscal period ended June 30, 2003, the aggregate amount of underwriting commission payable with respect to the shares of the Fund was $21,808, $27,620 and $0, respectively. Of that amount, the Principal Underwriter received the amount of $1,984, $1,462 and $0, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended June 30, 2005 and 2004 and the fiscal period ended June 30, 2003, the Principal Underwriter received CDSCs of $0, $0 and $0, respectively, on Class A shares, $282, $0 and $0, respectively, on Class B shares and $9, $0 and $0, respectively, on Class C shares.

Class A Shares
--------------

          The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------

                                                                Discount or
                                           As % of the     Commission to Dealers
                        As % of Net      Public Offering   or Agents of up to %
 Amount of Purchase   Amount Invested         Price          of Offering Price
 ------------------   ---------------         -----          -----------------

Up to $100,000 ...          4.44%              4.25%                4.00%
$100,000 up to
   $250,000 ......          3.36               3.25                 3.00
$250,000 up to
   $500,000 ......          2.30               2.25                 2.00
$500,000 up to
   $1,000,000* ...          1.78               1.75                 1.50

----------
*    There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares -- Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire NAV of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. The Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

          (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, Principal Underwriter, AGIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans."

Class B Shares
--------------

          Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

          Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

          Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

          Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain group retirement plans(see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 10,000 Class B shares at $10 per share (at a cost of $100,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 1,000 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 5,000 Class B shares (proceeds of $60,000), 1,000 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 4,000 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $40,000 of the $60,000 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                            Contingent Deferred Sales Charge
                                             for the Fund as a % of Dollar
     Year Since Purchase                        Amount Subject to Charge
     -------------------                        ------------------------

     First                                             4.0%
     Second                                            3.0%
     Third                                             2.0%
     Fourth                                            1.0%
     Fifth and Thereafter                              None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

          Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABIRM, where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

Class R Shares
--------------

          Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares
--------------

          Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

          Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares
--------------------

          Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares - Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

          Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans, qualified state tuition programs and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan that satisfies the requirements to purchase shares set forth under "Purchase of Shares--Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectuses and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A and Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABIRM measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABIRM may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's Rule 12b-1 Plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABIRM in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

          Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a .50% distribution fee.

          Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

          Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

          Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.

          It is expected that the Fund will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, the Fund also makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

          In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

     o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

     o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

     o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

          Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

          As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse, or the individual's children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc. AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc. AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -Intermediate Diversified Municipal Portfolio
  -Intermediate California Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -International Portfolio
  -Short Duration Portfolio
  -Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse, or child under the age of 21 is the participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months . Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase to be included. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Fund can obtain a form of Letter of Intent by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares of the Fund may reinvest all or any portion of the proceeds from that redemption in Class A shares of the Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of the Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

          Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

          In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

          In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABIRM may pay a portion of "ticket" or other transactional charges.

          Your financial advisor's firm receives compensation from the Fund, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

     o    upfront sales commissions

     o    12b-1 fees

     o    additional distribution support

     o    defrayal of costs for educational seminars and training

     o payments related to providing shareholder record-keeping and/or transfer agency services

          Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

          For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17.5 million. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Fund and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in your Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

          ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     A.G. Edwards
     AIG Advisor Group
     American Express Financial Advisors
     AXA Advisors
     Bank One Securities Corp.
     BNY Investment Center
     Charles Schwab
     Chase Investment Services
     Citigroup Global Markets
     Commonwealth Financial
     IFMG Securities
     ING Advisors Network
     Legg Mason
     Lincoln Financial Advisors
     Linsco Private Ledger
     Merrill Lynch
     Morgan Stanley
     Mutual Service Corporation
     National Financial
     NPH Holdings
     PFS Investments
     Piper Jaffray
     Raymond James
     RBC Dain Rauscher
     Securities America
     SunTrust Bank
     UBS Financial
     Uvest Financial Services
     Wachovia Securities
     Wells Fargo

          Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

          Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact AGIS to confirm whether a Medallion Signature Guarantee is needed.

          To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions - General. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that has remained below $500 for at least 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

          You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, AGIS must receive and confirm a telephone exchange request by 4:00 p.m. Eastern time, on that day.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

          The Fund may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

          Until the Directors of the Fund otherwise determine, each income dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or reinvested in additional full or fractional shares of the Fund. Election to receive dividends and distributions in cash or full or fractional shares is made at the time the shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation of
Dividends and Distributions
----------------------------------------

General
-------

          The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

          It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

          If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

          The information set forth in your Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

          Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

          Some or all of the distributions from the Fund may be treated as "qualified dividend income," taxable to individuals, trusts and estates at a maximum rate of 15% (5% for individuals, trusts and estates in lower tax brackets) if paid on or before December 31, 2008. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the 15% tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

          After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and
(iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

          The Fund intends to meet for each fiscal year the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.

          The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Fund
-------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

          Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect or is unable to elect to either treat such foreign corporation as a "qualified electing fund" within the meaning of the Code or "mark-to-market" the stock of such foreign corporation, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." In some cases, the Fund may be able to elect to "mark-to-market" stock in a PFIC. If the Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund's taxable income for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

          Options, Futures Contracts, and Forward Currency Exchange Contracts. Certain listed options, regulated futures contracts, and forward currency exchange contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward currency exchange contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward currency exchange contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

          Tax Straddles. Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

          Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

          The Fund may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

          The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

          Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment responsibilities with respect to all its client accounts.

          The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. The Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

          The Fund may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. or Advest Inc. ("Advest"), each an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. or Advest is an affiliate of the Adviser. With respect to orders placed with SCB & Co. or Advest for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          During the fiscal years ended June 30, 2005 and June 30, 2004 and the fiscal period ended June 30, 2003, the Fund incurred brokerage commissions amounting in the aggregate to $145,256, $74,669 and $0, respectively. During the fiscal years ended June 30, 2005 and June 30, 2004 and the fiscal period ended June 30, 2003, brokerage commissions amounting in the aggregate to $0, $0 and $0, respectively, were paid to SCB & Co. During the fiscal year ended June 30, 2005, the brokerage commissions paid to SCB & Co. constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended June 30, 2005, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% were effected through SCB & Co. During the fiscal year ended June 30, 2005, transactions in portfolio securities of the Fund aggregated $81,058,308. Brokerage commissions of approximately $117,768 were allocated to persons or firms supplying research services to the Fund or the Adviser.

Disclosure of Portfolio Holdings
--------------------------------

          The Fund believes that the ideas of Alliance's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          Alliance has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

          The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance posts portfolio holdings information on Alliance's website (www.AllianceBernstein.com). Alliance posts on the website a complete schedule of the Fund's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, Alliance may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          Alliance may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Fund. In addition, Alliance may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. Alliance does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.

          Alliance has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

          The Fund was incorporated under the laws of the State of Maryland on March 22, 2002 under the name "Alliance Global Growth Trends Fund, Inc." The name of the Fund was changed to "AllianceBernstein Global Growth Trends Fund, Inc." on March 31, 2003, and to "AllianceBernstein Global Research Growth Fund, Inc." on December 11, 2003.

Capitalization
--------------

          The authorized capital stock of the Fund consists of 6,000,000,000 shares of Class A Common Stock, 6,000,000,000 shares of Class B Common Stock, 6,000,000,000 shares of Class C Common Stock, 6,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 6,000,000,000 shares of Advisor Class Common Stock, each having $.001 par value. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law.

          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current NAV of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Fund has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R and Class K shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

          At the close of business on October 7, 2005 there were 2,520,784 Class A shares, 68,246 Class B shares, 72,527 Class C shares, 393 Class R shares, 696 Class K shares, 689 Class I shares, and 1,912,890 Advisor Class shares of common stock of the Fund outstanding. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of a class of the outstanding shares of the Fund as of October 7, 2005:

                                              No. of Shares
Name and Address                              of Class               % of Class
----------------                              --------               ----------

Class A
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                   2,322,414               92.47%

Class B
-------

MLPF&S for the Sole Benefit of its
Customers
Attn. Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484                     10,138               14.86%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                      16,525               24.21%

NFS LLC FEBO
E.A. Kostelnik
Nicole A. Kostelnik
P.O. Box 99
Comfort, TX  78013-0099                           3,858                5.65%

First Clearing LLC
Special Custody Account for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9245                        3,587                5.26%

UBS Financial Services Inc. FBO
Irrevocable Agreement of Trust
Of Suzanne H. Arnold
M. Thompson
Cozen & O'Connor
1900 Market Street
Philadelphia, PA  19103-3527                      5,116                7.50%

Class C
-------

MLPF&S
For the Sole Benefit of its
Customers
Attn. Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484                      6,667                9.19%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                      16,290               22.46%

Raymond James & Assoc. Inc.
FBO Warmke IRA
880 Carillon Pkwy.
St. Petersburg, FL  33716-1100                    4,009                5.53%

Class R
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY  10601-1712                        393                 100%

Class K
-------

Alliance Capital Management L.P.
Attn: Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY  10601-1712                        689               99.02%

Class I
-------

Alliance Capital Management L.P.
Attn: Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY  10601-1712                        689              100.00%

Advisor Class
-------------

Alliance Capital Management LP
Attn:  Gerry Friscia, Controller
One North Lexington Ave.
White Plains, NY 10601-1712                     199,700               10.44%

PIMS/Prudential Retirement
As Nominee for the TTEE/CUST PL 007
Alliance Capital Management L.P.
1345 Ave. of the Americas, 20th Floor
New York, NY  10105                             124,919                6.53%

Vanguard Fid. Trust Co. FBO
Kaiser Perm. Supp. Re. Pl. (PL B)
P.O. Box 2600
Valley Forge, PA  19482-2600                    226,079               11.82%

Vanguard Fid. Trust Co. FBO
Kaiser Perm. Tax Shel. Ann. Pl. (TSA)
P.O. Box 2600
Valley Forge, PA  19482-2600                    500,732               26.18%

Vanguard Fiduciary Trust Co FBO
Kaiser Permanente 401k Ret. Pl.
P.O. Box 2600
Valley Forge, PA  19482-2600                    698,884               36.53%

Custodian
---------

          The Bank of New York, One Wall Street, New York, NY 10286 ("BNY") will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, BNY may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          ABIRM, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm for the Fund.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                            FINANCIAL STATEMENTS AND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of the Fund for the year ended June 30, 2005 and the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the Commission on September 8, 2005. It is available without charge upon request by calling AGIS at (800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:
                        FUTURES CONTRACTS AND OPTIONS ON
                                FUTURES CONTRACTS

--------------------------------------------------------------------------------

Futures Contracts
-----------------

          The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to regulation as a pool operator under that Act.

          At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

          At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

          Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Stock Index Futures
-------------------

          The Fund may purchase and sell stock index futures. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. The Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

          Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Options on Futures Contracts
----------------------------

          The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium that provides a partial hedge against any increase in the price of a foreign currency which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

          The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Additional Risks of Options on Futures Contracts
and Forward Contracts
---------------------

          Unlike transactions entered into by the Fund in futures contracts, and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to Commission regulation. Similarly, options on securities may be traded over-the-counter. In an over-the- counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

          In addition, futures contracts, options on futures contracts and forward contracts may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

--------------------------------------------------------------------------------

                                   APPENDIX B:
                      STATEMENT OF POLICIES AND PROCEDURES
                               FOR VOTING PROXIES

--------------------------------------------------------------------------------

Introduction
------------

          As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

          This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies
--------------

          This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures
-----------------------

Proxy Voting Committees
-----------------------

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest
---------------------

          Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.

          Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers
---------------------------------

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records

          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

00250.0157 #598605

                                     PART C
                                OTHER INFORMATION

ITEM 23. Exhibits

          (a) (1) Articles of Incorporation of Registrant - Incorporated by reference to Exhibit (a) to Registrant's Registration Statement on Form N-1A (File Nos. 333-85164 and 811-21064), filed with the Securities and Exchange Commission on March 28, 2002.

               (2) Articles of Amendment to the Articles of Incorporation of the Registrant dated March 19, 2003 and filed March 20, 2003
                    - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File Nos. 333-85164 and 811-21064), filed with the Securities and Exchange Commission on September 23, 2003.

               (3) Articles Supplementary to the Articles of Incorporation of the Registrant dated June 16, 2004 and filed June 17, 2004 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-85164 and 811-21064), filed with the Securities and Exchange Commission on June 23, 2004.

               (4) Articles Supplementary to the Articles of Incorporation of the Registrant dated February 17, 2005 and filed February 22, 2005 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-85164 and 811-21064), filed with the Securities and Exchange Commission on February 28, 2005.

          (b)  By-laws of the Registrant - Incorporated by reference to Exhibit
               (b) to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-85164 and 811-21064), filed with the Securities and Exchange Commission on June 23, 2004.

          (c)  Not applicable.

          (d) (1) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit (d) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File Nos. 333-85164 and 811-21064), filed with the Securities and Exchange Commission on July 12, 2002.

               (2) Form of Amended and Restated Advisory Agreement Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (File Nos 333-85164 and 811-21064), filed with the Securities and Exchange Commission on November 1, 2004.

          (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(1) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File Nos. 333-85164 and 811-21064), filed with the Securities and Exchange Commission on July 12, 2002.

               (2) Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit
                    (e)(2) to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (File Nos. 333-85164 and 811-21064), filed with the Securities and Exchange Commission on November 1, 2004.

               (3) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-85164 and 811-21064), filed with the Securities and Exchange Commission on February 28, 2005.

               (4) Form of Selected Dealer Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-07812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2005.

               (5) Form of Selected Agent Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-07812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2005.

          (f)  Not applicable.

          (g) Form of Custodian Agreement between the Registrant and The Bank of New York - Incorporated by reference to Exhibit (g) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of AllianceBernstein Blended Style Series, Inc. (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission July 9, 2002.

          (h) (1) Form of Transfer Agency Agreement between the Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit (h)(1) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of AllianceBernstein Blended Style Series, Inc. (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission July 9, 2002.

               (2) Expense Limitation Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File Nos. 333-85164 and 811-21064), filed with the Securities and Exchange Commission on July 12, 2002.

               (3) Expense Limitation Undertaking by Alliance Capital Management L.P. - Incorporated by reference to Exhibit
                    (h)(3) to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-85164 and 811-21064), filed with the Securities and Exchange Commission on February 28, 2005.


          (i)  Opinion and Consent of Seward & Kissel LLP - Filed herewith.

          (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

          (k)  Not applicable.

          (l)  Not Applicable.

          (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

          (n) Form of Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-85164 and 811-21064), filed with the Securities and Exchange Commission on February 28, 2005.

          (p) (1) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

               (2) Code of Ethics for the Alliance Capital Management L.P. and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-07812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2005.

Other Exhibits:

          (a) Powers of Attorney for Ruth Block, David H. Dievler, John H. Dobkin, Michael J. Downey, William H. Foulk, Jr. and Marc O. Mayer - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-85164 and 811-21064), filed with the Securities and Exchange Commission on February 28, 2005.

ITEM 24. Persons Controlled by or Under Common Control with the Fund.

          None.

ITEM 25. Indemnification

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 23, Article VII and Article VIII of the Registrant's By-Laws filed as Exhibit (b) in response to
          Item 23 and Section 10 of the Distribution Services Agreement filed as Exhibit (e)(1) in response to Item 23, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, and Article VII, Section 7 and Article VIII, Section 1 through Section 6 of the Registrant's By-Laws, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) in response to Item 23 of this Registration Statement, as set forth below.

Section 2-418 of the Maryland General Corporation Law reads as follows:

          "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.--

          (a)  In this section the following words have the meaning indicated.

               (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

               (3)  "Expenses" include attorney's fees.

               (4)  "Official capacity" means the following:

                    (i) When used with respect to a director, the office of director in the corporation; and

                    (ii) When used with respect to a person other than a
                         director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                   (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

               (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

          (b)  Permitted indemnification of director.--

               (1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

                    (i) The act or omission of the director was material to the matter giving rise to the proceeding; and

                         1.   Was committed in bad faith; or

                         2.   Was the result of active and deliberate
                              dishonesty; or

                    (ii) The director actually received an improper personal
                         benefit in money, property, or services; or

                    (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

               (2)  (i)  Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                    (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

               (3)  (i)  The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                    (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

               (4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

                    (i) For a proceeding brought to enforce indemnification under this section; or

                    (ii) If the charter or bylaws of the corporation, a
                         resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

          (c) No indemnification of director liable for improper personal benefit.-- A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

          (d) Required indemnification against expenses incurred in successful defense.-- Unless limited by the charter:

               (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

               (2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                    (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                    (ii) If it determines that the director is fairly and
                         reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection
                         (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

               (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

          (e)  Determination that indemnification is proper.--

               (1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

               (2)  Such determination shall be made:

                    (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                    (ii) By special legal counsel selected by the board of
                         directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                   (iii) By the stockholders.

               (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

               (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

          (f)  Payment of expenses in advance of final disposition of action.--

               (1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

                    (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                    (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

               (2)  The undertaking required by subparagraph (ii) of paragraph
                    (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

               (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

          (g) Validity of indemnification provision.-- The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

          (h) Reimbursement of director's expenses while appearing as witness.-- This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

          (i) Director's service to employee benefit plan.-- For purposes of this section:

               (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

               (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

               (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

          (j)  Officer, employee or agent.-- Unless limited by the charter:

               (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

               (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

               (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

          (k)  Insurance or similar protection.--

               (1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

               (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

               (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

          (l) Report of indemnification to stockholders.-- Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

Article EIGHTH of the Registrant's Articles of Incorporation reads as follows:

               "(1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not that person is a director or officer at the time of any proceeding in which liability is asserted.

               "(2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by Bylaw, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

               "(3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

               "(4) References to the Maryland General Corporation Law in this
                    Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

Article VII, Section 7 of the Registrant's By-Laws reads as follows:

          "Section 7. Insurance Against Certain Liabilities. The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officers of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

Article VIII of the Registrant's By-Laws reads as follows:

          "Section 1. Indemnification of Directors and Officers. The Corporation shall indemnify its directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who, while serving as directors or officers, also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the full extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

          "Section 2. Advances. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the full extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in
          Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested nonparty directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

          "Section 3. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested nonparty directors, or (ii) an independent legal counsel in a written opinion.

          "Section 4. Indemnification of Employees and Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

          "Section 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

          "Section 6. Amendments. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these Bylaws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

          The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under the agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

          The Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc.("ABIRM") (formerly known as Alliance Fund Distributors, Inc.) provides that the Registrant will indemnify, defend and hold ABIRM, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands, or liabilities and any counsel fees incurred in connection therewith) which ABIRM or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

          The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, which is filed as Exhibit (a) and incorporated by reference herein, and the By-Laws, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and ABIRM which are filed in response to Item 23.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          The Registrant participates in a Joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26. Business and Other Connections of Investment Adviser.

          The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27. Principal Underwriters.

          (a) ABIRM, the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABIRM also acts as Principal Underwriter or Distributor for the following investment companies:

               AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Cap Fund, Inc.
               AllianceBernstein Emerging Market Debt Fund, Inc.
               AllianceBernstein Exchange Reserves
               AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc.
               AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
               AllianceBernstein Greater China '97 Fund, Inc.
               AllianceBernstein Growth and Income Fund, Inc.
               AllianceBernstein High Yield Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
               AllianceBernstein International Growth Fund, Inc.
               AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large-Cap Growth Fund, Inc.
               AllianceBernstein Mid-Cap Growth Fund, Inc.
               AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
               AllianceBernstein Municipal Income Fund II
               AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Short Duration Portfolio1
               AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               AllianceBernstein Variable Products Series Fund, Inc.
               Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Pooling Portfolios
               The AllianceBernstein Portfolios


----------
* This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

          (b) The following are the Directors and Officers of ABIRM, the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                             POSITIONS AND               POSITIONS AND
                             OFFICES WITH                OFFICES WITH
NAME                         UNDERWRITER                 REGISTRANT
----                         -----------                 ----------

Directors
---------

Marc O. Mayer                Chairman of the Board       President and
                             and Director                Chief Executive
                                                         Officer

Mark R. Manley               Director                    Secretary

Officers
--------
Marc O. Mayer                Chairman of the Board       President and
                                                         Chief Executive
                                                         Officer

Ranjani Nagaswami            Vice Chairman

Frederic L. Bloch            Executive Vice President

Richard A. Davies            Executive Vice President
                             and Managing Director

Kurt H. Schoknecht           Executive Vice President

Frank Speno                  Executive Vice President

Andrew L. Gangolf            Senior Vice President and   Assistant
                             Assistant General Counsel   Secretary

Emilie D. Wrapp              Senior Vice President and
                             Assistant General Counsel

Daniel A. Notto              Senior Vice President,
                             Counsel and Assistant
                             Secretary

Christopher S. Alpaugh       Senior Vice President

Audie G. Apple               Senior Vice President

Colin C. Aymond              Senior Vice President

Adam J. Beaudry              Senior Vice President

Matthew F. Beaudry           Senior Vice President

Amy I. Belew                 Senior Vice President

Susan H. Burton              Senior Vice President

Russell R. Corby             Senior Vice President

John W. Cronin               Senior Vice President

Robert J. Cruz               Senior Vice President

Jennifer M. DeLong           Senior Vice President

John C. Endahl               Senior Vice President

Adam E. Engelhardt           Senior Vice President

John Edward English          Senior Vice President

Eric W. Frasier              Senior Vice President

Donald N. Fritts             Senior Vice President

Kenneth L. Haman             Senior Vice President

Joseph P. Healy              Senior Vice President

Mary V. Kralis Hoppe         Senior Vice President

Scott Hutton                 Senior Vice President

Geoffrey L. Hyde             Senior Vice President

Robert H. Joseph, Jr.        Senior Vice President

Victor Kopelakis             Senior Vice President

Henry Michael Lesmeister     Senior Vice President

Eric L. Levinson             Senior Vice President

James F. Lyons               Senior Vice President

Matthew P. Mintzer           Senior Vice President

Thomas F. Monnerat           Senior Vice President

Joanna D. Murray             Senior Vice President

Jeffrey A. Nye               Senior Vice President

Peter J. O'Brien             Senior Vice President

John J. O'Connor             Senior Vice President

Danielle Pagano              Senior Vice President

Catherine N. Peterson        Senior Vice President

Mark A. Pletts               Senior Vice President

Robert E. Powers             Senior Vice President

Stephen C. Scanlon           Senior Vice President

John P. Schmidt              Senior Vice President

Raymond S. Sclafani          Senior Vice President

Eileen B. Sebold             Senior Vice President

Gregory K. Shannahan         Senior Vice President

Richard J. Sidell            Senior Vice President

Andrew D. Strauss            Senior Vice President

Peter J. Szabo               Senior Vice President

Joseph T. Tocyloski          Senior Vice President

David R. Turnbough           Senior Vice President

Craig E. Welch               Senior Vice President

Scott Whitehouse             Senior Vice President

Mark D. Gersten              Vice President and          Treasurer and
                             Treasurer                   Chief Financial
                                                         Officer

Patrick E. Ryan              Vice President and
                             Chief Financial Officer

Jane E. Ackerman             Vice President

Margaret M. Bagley           Vice President

Mark H.W. Baltimore          Vice President

Kenneth F. Barkoff           Vice President

Troy E. Barton               Vice President

Laura J. Beedy               Vice President

David A. Bedrick             Vice President

Andrew Berger                Vice President

Gregory P. Best              Vice President

Robert G. Bjorge             Vice President

Michael J. Bodnar            Vice President

Richard A. Brink             Vice President

Alan T. Brum                 Vice President

Brian Buehring               Vice President

Thomas E. Callahan           Vice President

Kevin T. Cannon              Vice President

Alice L. Chan                Vice President

Kyle E. Clapp                Vice President

Michael F. Connell           Vice President

Joseph D. Connell, Jr.       Vice President

Kenneth J. Connors           Vice President

Dwight P. Cornell            Vice President

Michael R. Crimmins          Vice President

Brett E. Dearing             Vice President

Stephen J. Dedyo             Vice President

Darren K. DeSimone           Vice President

Janet B. DiBrita             Vice President

Carmela Di Meo               Vice President

Ronald A. Dietrich           Vice President

Joseph T. Dominguez          Vice President

Paul D. Eck                  Vice President

Bernard J. Eng               Vcie President

Joao P. Flor                 Vice President

Daniel P. Gangemi            Vice President

Mark A. Gessner              Vice President

Thomas R. Graffeo            Vice President

Matthew M. Green             Vice President

John G. Hansen               Vice President

Michael S. Hart              Vice President

George R. Hrabovsky          Vice President

David A. Hunt                Vice President

Dinah J. Huntoon             Vice President

Anthony D. Ialeggio          Vice President

Theresa Iosca                Vice President

Oscar J. Isoba               Vice President

Kumar Jagdeo II              Vice President

Danielle M. Klaskow          Vice President

Joseph B. Kolman             Vice President

Gary M. Lang                 Vice President

Christopher J. Larkin        Vice President

Laurel E. Lindner            Vice President

James M. Liptrot             Vice President

Armando C. Llanes            Vice President

James P. Luisi               Vice President

Craig S. McKenna             Vice President

Todd M. Mann                 Vice President

Silvia Manz                  Vice President

Kathryn Austin Masters       Vice President

Paul S. Moyer                Vice President

John F. Multhauf             Vice President

Jamie A. Nieradka            Vice President

Nicole Nolan-Koester         Vice President

Timothy J. O'Connell         Vice President

David D. Paich               Vice President

Todd P. Patton               Vice President

Leo J. Peters IV             Vice President

James J. Posch               Vice President

Carol H. Rappa               Vice President

Michelle T. Rawlick          Vice President

Heidi A. Richardson          Vice President

James A. Rie                 Vice President

Joseph P. Rodriguez          Vice President

Miguel A. Rozensztroch       Vice President

Thomas E. Sawyer             Vice President

Matthew J. Scarlata          Vice President

Stuart L. Shaw               Vice President

Daniel S. Shikes             Vice President

Karen Sirett                 Vice President

Rayandra E. Slonina          Vice President

Elizabeth M. Smith           Vice President

Ben H. Stairs                Vice President

Eileen Stauber               Vice President

Michael B. Thayer            Vice President

Elizabeth K. Tramo           Vice President

Benjamin H. Travers          Vice President

James R. Van Deventer        Vice President

Elsia M. Vasquez             Vice President

Marie R. Vogel               Vice President

Wayne W. Wagner              Vice President

Mark E. Westmoreland         Vice President

Paul C. Wharf                Vice President

Peter H. Whitlock            Vice President

Kevin M. Winters             Vice President

Jennifer M. Yi               Vice President

Moshe Aronov                 Assistant Vice
                             President

Jire J. Baran                Assistant Vice
                             President

Gian D. Bernardi             Assistant Vice
                             President

Susan J. Bieber              Assistant Vice
                             President

Mark S. Burns                Assistant Vice
                             President

Daniel W. Carey              Assistant Vice
                             President

Judith A. Chin               Assistant Vice
                             President

David Chung                  Assistant Vice
                             President

Robyn L. Cohen               Assistant Vice
                             President

Michael C. Conrath           Assistant Vice
                             President

Robert A. Craft              Assistant Vice
                             President

Marc DiFilippo               Assistant Vice
                             President

Raymond L. DeGrazia          Assistant Vice
                             President

Ralph A. DiMeglio            Assistant Vice
                             President

Daniel Ennis                 Assistant Vice
                             President

Michael J. Eustic            Assistant Vice
                             President

Robert A. Fiorentino         Assistant Vice
                             President

Lydia A. Fisher              Assistant Vice
                             President

Michael F. Greco             Assistant Vice
                             President

Kelly P. Guter               Assistant Vice
                             President

Terry L. Harris              Assistant Vice
                             President

Junko Hisamatsu              Assistant Vice
                             President

Luis Martin Hoyos            Assistant Vice
                             President

Arthur F. Hoyt, Jr.          Assistant Vice
                             President

Dwayne A. Javier             Assistant Vice
                             President

Joseph D. Kearney            Assistant Vice
                             President

Elizabeth E. Keefe           Assistant Vice
                             President

Edward W. Kelly              Assistant Vice
                             President

Jung M. Kim                  Assistant Vice
                             President

Junko Kimura                 Assistant Vice
                             President

Ted R. Kosinski              Assistant Vice
                             President

Stephen J. Laffey            Assistant Vice              Assistant
                             President and Counsel       Secretary

Evamarie C. Lombardo         Assistant Vice
                             President

Andrew J. Magnus             Assistant Vice
                             President

Mathew J. Malvey             Assistant Vice
                             President

Osama Mari                   Assistant Vice
                             President

Daniel K. McGouran           Assistant Vice
                             President

Christine M. McQuinlan       Assistant Vice
                             President

Steven M. Miller             Assistant Vice
                             President

Christina A. Morse           Assistant Vice              Assistant
                             President and Counsel       Secretary

Troy E. Mosconi              Assistant Vice
                             President

Jennifer A. Mulhall          Assistant Vice
                             President

Joseph D. Ochoa              Assistant Vice
                             President

Alex E. Pady                 Assistant Vice
                             President

Wandra M. Perry-Hartsfield   Assistant Vice
                             President

Matthew V. Peterson          Assistant Vice
                             President

Mark A. Quarno               Assistant Vice
                             President

Juhi Rathee                  Assistant Vice
                             President

Peter V. Romeo               Assistant Vice
                             President

Randi E. Rothstein           Assistant Vice
                             President

Jessica M. Rozman            Assistant Vice
                             President

Daniel A. Rudnitsky          Assistant Vice
                             President

Jennifer E. Scherz           Assistant Vice
                             President

Orlando Soler                Assistant Vice
                             President

Nancy D. Testa               Assistant Vice
                             President

Jay D. Tini                  Assistant Vice
                             President

Kari-Anna Towle              Assistant Vice
                             President

Kayoko Umino                 Assistant Vice
                             President

Thomas M. Vitale             Assistant Vice
                             President

Benjamin S. Wilhite          Assistant Vice
                             President

Nina C. Wilkinson            Assistant Vice
                             President

Joanna Wong                  Assistant Vice
                             President

Eric J. Wright               Assistant Vice
                             President

Thomas M. Zottner            Assistant Vice
                             President

Mark R. Manley               Secretary                   Secretary

Colin T. Burke               Assistant Secretary

Adam R. Spilka               Assistant Secretary

          (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of The Bank of New York, the Registrant's Custodian, One Wall Street, New York, New York, 10286. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings

          Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 31st day of October, 2005.

                                               ALLIANCEBERNSTEIN GLOBAL RESEARCH
                                               GROWTH FUND, INC.


                                               By: Marc O. Mayer*
                                                   --------------
                                                   Marc O. Mayer
                                                   President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                                Title             Date
---------                                -----             ----

1.   Principal Executive
     Officer:

     Marc O. Mayer*                      President and     October 31, 2005
                                         Chief Executive
                                         Officer

2.   Principal Financial and
     Accounting Officer:

     /s/  Mark D. Gersten                Treasurer and     October 31, 2005
     --------------------                Chief Financial
     Mark D. Gersten                     Officer

3.   All of the Directors:

     Ruth Block*
     David H. Dievler*
     John H. Dobkin*
     Michael J. Downey*
     William H. Foulk, Jr.*
     Marc O. Mayer*

     *By: /s/ Andrew L. Gangolf                            October 31, 2005
          ---------------------
              Andrew L. Gangolf
              Attorney-in-Fact

                                Index to Exhibits
                                -----------------

Exhibit No.             Description of Exhibits
-----------             -----------------------

(i)                     Opinion and Consent of Seward & Kissel LLP

(j)                     Consent of Independent Registered Public Accounting Firm

00250.0264 #606427